EXHIBIT 99.07

Independent Panda-Brandywine Pro Forma Projections





Prepared for:
Panda Energy International, Inc.


Prepared by:
ICF Resources Incorporated,
a subsidiary of ICF Kaiser International


April 11, 1997
                       TABLE OF CONTENTS


                                                        Page
TABLE OF CONTENTS                                          i
EXECUTIVE SUMMARY                                         ii
 Conclusions                                               i
 Sources of Information                                   ii
 Assumptions                                               v
INTRODUCTION                                               1
 Description of Brandywine                                 1
 ICF's Role                                                1
SCHEDULE A-INCOME STATEMENT AND SCHEDULE B-CASH FLOW
 STATEMENT                                                 3
SCHEDULE C-DEVELOPMENT ASSUMPTIONS                         3
SCHEDULE D-OPERATING ASSUMPTIONS                           4
 Operating assumptions                                     4
 Electricity Revenues-Capacity                             4
 Electricity Revenues - Energy                             5
 Distilled Water Revenues and Costs                        6
 Fixed Operating Expenses                                  6
 Turbine Overhaul and Lease Reserve                        6
SCHEDULE E-LEASE PAYMENTS AND CAPACITY ADJUSTMENTS         6
SCHEDULE F-GAS SUPPLY INCOME STATEMENT AND SCHEDULE
 G-GAS SUPPLY OPERATING ASSUMPTIONS                        7
 Dispatch Hours                                            7
 Gas and Fuel Oil Volumes and Compensation Price           8
 Energy-Based Revenues (Gas Supply Income Statement)       9
 Fuel Costs                                               10
 Transportation                                           11
CONCLUSIONS                                               13
APPENDIX: PANDA-BRANDYWINE PRO FORMA                      15



     This  report  was produced by ICF Resources  Incorporated
(ICF) in accordance with an agreement with Panda Energy International, Inc., who paid for its services in producing the report and this report is subject to the terms of that agreement. This report is meant to be read as a whole and in conjunction with this disclaimer. Any use of this report other than as a whole and in conjunction with this disclaimer is forbidden. Any use of this report, other than as provided for in ICF's agreement with Panda Energy International, is forbidden. This report may not be copied in whole or in part or distributed to anyone outside Panda Energy International without ICF's prior express and specific written permission.

     This report and information and statements herein are based in whole or in part on information obtained from various sources. ICF makes no assurances as to the accuracy of any such information or any conclusions based thereon. ICF bears no responsibility for the results of any actions taken on the basis of this Report.

                       EXECUTIVE SUMMARY

ICF Resources, Incorporated, a subsidiary of ICF Kaiser International ("ICF"), has prepared the independent pro forma projections (the "Brandywine Pro Forma") for the Panda-Brandywine Cogeneration Project ("Brandywine") contained herein pursuant to a Consulting Agreement with Panda Energy International, Inc. ("Panda"). This report has been provided for use in the offering circular for the offering of the Panda Global Energy Company Senior Secured Notes due 2004. In developing its projections, ICF reviewed Brandywine's fuel supply and transportation contracts and its Power Purchase Agreement, as amended ("PPA"), as well as the independent reports on Brandywine prepared by Brandywine's independent engineer, Pacific Energy Services, Inc. ("PES"), and its fuel consultant, C.C. Pace Resources, Inc. ("C.C. Pace").

In the preparation of this Report and the opinions that follow, we have made certain assumptions with respect to conditions that may exist or events that may occur in the future. Although we believe these assumptions to be reasonable for the purpose of this Report, they are dependent on future events, and actual conditions may differ from those assumed. In addition, we have used and relied upon certain information provided to us by sources that we believe to be reliable; however, we make no assurances as to the accuracy of any such information or any conclusions based thereon. To the extent that actual future conditions differ from those assumed herein, the actual results will vary from those forecast. This Report summarizes our work up to the date hereof; changed conditions occurring or becoming known after such date could affect the material presented.

Conclusions

Set forth below are the principal opinions that we have reached regarding our review of Brandywine. For a complete understanding of the estimates, assumptions and calculations upon which these opinions are based, this Report, including the attached Brandywine Pro Forma, should be read in its entirety. On the basis of our review and analyses of
Brandywine and the assumptions set forth in this Report, we are of the opinion that:

     1.    The financial projections in the Brandywine Pro
     Forma provide a reasonable reflection of Brandywine's expected costs, revenues and cash flows.

     2.    The  energy  and capacity revenue  calculations
     contained in the Brandywine Pro Forma are appropriate
     and   consistent  with  the  PPA.   Expectations  for
     capacity payment adjustments under the PPA in  regard
     to   the  interest  rate  adjustment  and  the   peak
     adjustment are presented at the most conservative positions.

     3.    Over  the 20-year initial term of the  Facility
     Lease, Brandywine's cash flow available for lease payments will average approximately $46.5 million per year, reflecting a range of $18.1 million in 1998 to $58.9 million in 2020.

     4.    The  estimated lease obligation coverage ratios
     (i.e., the ratio of earnings before income taxes to lease payments) are presented in Table ES-1. During the 20-year term of the Facility Lease, Brandywine's lease coverage will range from 1.35:1 in 2012 to 1.75:1 in 2004, the last full year of lease payments with an average coverage ratio of 1.59:1.

Sensitivity Analysis

ICF has conducted a sensitivity analysis on the pro forma model using assumptions representing a less conservative assessment of Brandywine's capacity revenues (the "Sensitivity
Case").1 These assumptions include:

     1.    Brandywine passes through the benefits  of  its
     interest  rate  savings  on  its  lease  payments  to
     Potomac  Electric Power Company ("PEPCO")  on  a  1:1
     basis.   This represents a reasonable "middle ground"
     settlement   to   the  dispute  between   PEPCO   and
     Brandywine.

     2. PEPCO surpasses the weather normalized peak capacity of 5,697 MW during 1998. This is consistent with the non-weather normalized peak of 5,732 in August 1995 and the possibility that in a merged
     BG&E/PEPCO system the PEPCO-specific system peak will no longer be calculated.

     3. All other assumptions remain the same as in the base case.

     Sensitivity Conclusions

     The Sensitivity Case provides the following results:

     1. Under the Sensitivity Case, Brandywine's cash flow averages $51.0 million per year over the 20-year term of the Facility Lease, reflecting a range of $22.3 million in 1998 to $68.5 million in 2014.

     2.    The  estimated lease obligation coverage ratios
     under  the Sensitivity  Case are  presented  in Table
     ES-2.   During  the  term  of  the   Facility  Lease,
     Brandywine's lease coverage ranges from 1.59:1 in 2015 to 2.14:1 in 1997 with an average coverage ratio of 1.75:1.



                            TABLE ES-1
              Summary Pro Forma Projections-Base Case
                   (Costs and Revenues in $000)

Year   Total   Operating  EBIT     GAAP    Cash Flow   Annual    Lease
Ended Revenues  Expenses          Depre-   Available    Lease  Coverages
                                  ciation  for Lease  Payments
                                            Payments
  (a)    (b)       (c)    (d)=     (e)       (f) =      (g)    (f)/(g)
                         (b)-(c)              (d)+(e)
 1997   45,665    35,433  10,232    8,000     18,232   10,442   1.75
 1998   46,940    36,931  10,009    8,100     18,109   10,412   1.74
 1999   64,560    37,822  26,738    8,167     34,905   19,976   1.75
 2000   66,572    38,734  27,838    8,241     36,080   20,660   1.75
 2001   80,416    41,119  39,297    8,313     47,610   27,265   1.75
 2002   83,939    43,641  40,297    8,517     48,814   27,938   1.75
 2003   83,180    43,010  40,169    8,653     48,823   27,907   1.75
 2004   81,684    42,287  39,398    8,733     48,130   27,456   1.75
 2005   84,605    45,109  39,496    8,821     48,317   27,602   1.75
 2006   86,995    47,150  39,845    9,167     49,011   28,188   1.74
 2007   89,344    48,123  41,222    9,531     50,752   30,071   1.69
 2008   89,671    48,834  40,837    9,522     50,359   30,529   1.65
 2009   90,549    49,694  40,855    9,622     50,477   31,285   1.61
 2010   93,743    50,727  43,016    9,646     52,662   33,212   1.59
 2011   95,135    50,152  44,982    9,836     54,818   35,922   1.53
 2012   94,970    50,100  44,870    9,894     54,765   40,437   1.35
 2013   97,799    50,386  47,413    9,875     57,288   41,855   1.37
 2014  100,007    51,051  48,956    9,907     58,863   42,739   1.38
 2015   97,281    51,510  45,770   10,379     56,150   41,168   1.36
 2016   92,601    52,576  40,026   10,154     50,179   31,934*  1.57
 2017   95,975    54,184  41,791   10,303     52,095   14,584*     -
 2018   99,784    55,823  43,961   10,341     54,302   14,584*     -
 2019  104,318    57,729  46,589   10,317     56,906   14,584*     -
 2020  108,230    59,793  48,438   10,672     59,110   14,584*     -
 2021   92,471    52,576  39,895   10,564     50,459   10,938*     -

*Annual Lease Payments from the fourth quarter of 2016 through the third quarter of 2021 are presented assuming Brandywine exercises the first five-year renewal option available under the Brandywine Facility Lease for which lease payments equal 50 percent of the average lease payment during the initial 20-year term of the Brandywine Facility Lease.


                              TABLE ES-2
             Summary Pro Forma Projections-Sensitivity Case
                      (Costs and Revenues in $000)

Year   Total   Operating    EBIT    GAAP    Cash Flow  Annual    Lease
Ended Revenues  Expenses           Depre-   Available   Lease  Coverages
                                   ciation  for Lease Payments
                                             Payments
 (a)    (b)       (c)     (d) =      (e)       (f) =    (g)    (f)/(g)
                          (b)-)c)            (d)+(e)
 1997   49,796    35,433   14,364     8,000    22,364  10,442    2.14
 1998   51,127    36,931   14,197     8,100    22,297  10,412    2.14
 1999   67,914    37,822   30,093     8,167    38,260  19,976    1.92
 2000   69,907    38,734   31,173     8,241    39,414  20,660    1.91
 2001   83,162    41,119   42,044     8,313    50,357  27,265    1.85
 2002   86,669    43,641   43,028     8,517    51,545  27,938    1.84
 2003   85,967    43,010   42,956     8,653    51,610  27,907    1.85
 2004   84,571    42,287   42,284     8,733    51,017  27,456    1.86
 2005   87,527    45,109   42,418     8,821    51,239  27,602    1.86
 2006   89,943    47,150   42,792     9,167    51,959  28,188    1.84
 2007   92,159    48,123   44,036     9,531    53,567  30,071    1.78
 2008   92,489    48,834   43,655     9,522    53,177  30,529    1.74
 2009   93,343    49,694   43,649     9,622    53,271  31,285    1.70
 2010   96,392    50,727   45,666     9,646    55,311  33,212    1.67
 2011   98,841    50,152   48,689     9,836    58,524  35,922    1.63
 2012  104,824    50,100   54,724     9,894    64,618  40,437    1.60
 2013  107,518    50,386   57,132     9,875    67,007  41,855    1.60
 2014  109,644    51,051   58,593     9,907    68,500  42,739    1.60
 2015  106,524    51,510   55,014    10,379    65,393  41,168    1.59
 2016   99,945    52,576   47,369    10,154    57,523  31,934*   1.80
 2017  104,833    54,184   50,649    10,303    60,952  14,584*     -
 2018  108,640    55,823   52,817    10,341    63,158  14,584*     -
 2019  113,173    57,729   55,444    10,317    65,761  14,584*     -
 2020  117,085    59,793   57,292    10,672    67,964  14,584*     -
 2021   99,983    52,576   47,407    10,564    57,970  10,938*     -

*Annual Lease Payments from the fourth quarter of 2016 through the third quarter of 2021 are presented assuming Brandywine exercises the first five-year renewal option available under the Brandywine
Facility Lease for which lease payments equal 50 percent of the average lease payment during the initial 20-year term of the Brandywine Facility Lease.



Sources of Information

In developing the Brandywine Pro Forma contained herein, ICF reviewed and assessed the pro forma financial projections
prepared   in  connection  with  the  closing  of  the   lease
conversion with GECC on December 30, 1996 (the "Closing Pro Forma") and determined that it represented a reasonable model upon which to build its projections. We have independently reviewed the assumptions used in the Closing Pro Forma and, where relevant, we updated such assumptions using information that may not have been available at the time of their preparation. This additional information includes available macroeconomic data on the Gross National Product ("GNP"), Gross Domestic Product ("GDP"), and Producer Price Index ("PPI") indices used in the PPA and fuel supply contracts. We also have relied on the following sources of information in preparing the projections:

     1.    Operating specifications and cost,  Brandywine
     cost,  and maintenance schedules and cost:   Pacific
     Energy   Systems'  report,  Independent   Engineer's
     Report: Panda-Brandywine Cogeneration Project, dated
     July  22,  1996 and updated on April 11,  1997  (the
     "PES   Report").   Based  on  PES's   expertise   in
     undertaking similar analyses, ICF believes that our use of PES's analysis in preparing this Report is reasonable.

     2.      Dispatch    projections:    ICF    Resources
     Incorporated,   Independent   Assessment   of    the
     Dispatchability of the Panda-Brandywine Project, May
     1996,   Updated   on   November   11,   1996    (the
     "Dispatchability Analysis").

     3.    Fuel  cost projections: C.C. Pace has reviewed
     ICF's   fuel  cost  assumptions  contained  in   the
     Dispatchability Analysis and has determined them to be reasonable in its report, Panda-Brandywine, L.P.
     Generating  Facility  - Fuel Consultant's  Report  -
     July  2, 1996, updated on April 11, 1997 (the  "Pace
     Report").

     4. The Brandywine Facility Lease with GECC terms and conditions: the Closing Pro Forma.

     5.   Lease payment projections assuming an 8 percent
     yield to maturity on U.S Treasury Securities with  a
     maturity  of 12 years in effect as of the date  that
     the   interest  rate  for  permanent  financing   of
     Brandywine  was  designated  (the  "12-Year   T-Bond
     Rate") and lease amortization schedule: Calculations provided by Panda.

     6.     Macroeconomic  escalators:  Bureau  of  Labor
     Statistics, Department of Commerce.

Assumptions

The principal assumptions that we made in developing the Brandywine Pro Forma include:

     Brandywine Project Assumptions:

     1.     We  have  not  evaluated  the  validity   and
     enforceability of any contract, agreement, rule or regulation applicable to Brandywine and have assumed that they will be fully enforceable in accordance with their terms and that all parties will comply with the provisions thereof.

     2.     Raytheon  Engineers  and  Constructors   (the
     "Contractor") has completed the construction of  the
     Brandywine  facility in accordance  with  their  EPC
     contract,  subject to certain punch list  items,  as
     discussed   in   the  PES  Report   and   Commercial
     Operations commenced October 31, 1996.

     3.     Raytheon  will  be  entitled  to  the   early
     completion bonus of $2.1 million to be paid in 1997, including $880,000 that it claims and Brandywine disputes, representing the most conservative case relative to Brandywine cash flows.

     4. Ogden Brandywine, Inc. (the "Operator") will operate Brandywine as required under its contract with Panda-Brandywine L.P., the owner of Brandywine, which contract has been reviewed by PES; and we further assume that PES's conclusions as to that agreement contained in the PES Report are correct.

     5.    Brandywine has been built and will be operated
     in   accordance  with  all  necessary  permits   and
     approvals as described by PES.

     6.    PES's  conclusion contained in the PES  Report
     that   Brandywine's  design  and  results   of   the
     performance  tests will enable it to "perform  at  a
     level  consistent  with  that  anticipated  in   the
     Brandywine Pro Forma" is reasonable.

     7.   The Facility Lease is valued at $217,448,645.

     8. In projecting the energy payment, we have assumed a contractual heat rate of 8,461 Btu/kWh
     (HHV),  even  though  under many dispatch  scenarios
     Brandywine would be entitled to base the energy payment on a higher (and therefore more favorable to Brandywine) contractual heat rate. This results in a more conservative set of projections.

     9.    Brandywine's capacity payments  are  fixed  at
     5.54 percent above the schedule provided in the PPA,
     Appendix  L, based on the actual escalation  of  the
     Gross National Product ("GNP") between June 1,  1994
     and the Actual Commercial Operation Date.

     10.   PEPCO  will  fully reimburse Panda-Brandywine,
     L.P. the costs associated with start-ups through the
     energy  payment  provisions of  the  PPA.   This  is
     consistent with PES's observation that Brandywine's energy payment is corrected for the cost of fuel used for various startups during the month.

     11.   The  capacity payment adjustment factor  based
     upon  the  12-Year  T-Bond Rate  is  fixed  at  6.36
     percent  using  the assumed 12-Year T-Bond  Rate  on
     December  30, 1996, the closing date of the Facility
     Lease   with   GECC  (the  "Lease  Closing   Date").
     Brandywine is currently in a dispute with PEPCO over the 12-Year T-Bond Rate which should be used for this adjustment factor. Using the lease closing rate of 6.36 percent 12-Year T-Bond Rate represents
     PEPCO's position and provides the most conservative estimate of Brandywine's capacity revenues regarding the interest rate adjustment in PEPCO's capacity payment to Brandywine.

     12.   PEPCO's system peak load exceeds the threshold
     level   of  5,697  MW  during  1999  or  thereafter,
     providing the most conservative estimate of the adjustment to capacity revenues.

     13.     Changes   associated   with   the   proposed
     PEPCO/Baltimore Gas & Electric merger do not  affect
     the  pro forma's assumptions regarding PEPCO's  peak
     capacity   for  the  purposes  of  determining   the
     capacity payment adjustment. This is the subject  of
     a current dispute with PEPCO and represents the most
     conservative   estimate   of   the   adjustment   to
     Brandywine's capacity revenues.

     Operating Assumptions:

     1.     The  Operator  has  employed  qualified   and
     competent  personnel who will properly  operate  and
     maintain  the  equipment  in  accordance  with   the
     manufacturers' recommendations and good  engineering
     practice,  will  make  all  required  renewals   and
     replacements and will generally operate Brandywine in a sound and businesslike manner.

     2.   Overhauls and major maintenance will be planned
     for  and conducted in accordance with manufacturers'
     recommendations  and  the  expected   cost   thereof
     estimated by PES using the dispatch projections contained in the Dispatchability Analysis.

     3. Brandywine will be dispatched as projected in our Dispatchability Analysis.

     4. Long-term fuel cost inputs will be consistent with those used in our Dispatchability Analysis, as found reasonable for modeling purposes by C.C. Pace in the Pace Report.

     5. There is a strong linkage between changes in Brandywine's expected fuel-related costs and energy revenues under the PPA, as found reasonable by C.C.
     Pace in the Pace Report.

     6.     The  fuel  supply  arrangements  fulfill  the
     contractual  requirements of the PPA,  and  variable
     fuel-related   costs  will  be  less   than   energy
     payments, as found reasonable by C.C. Pace in the Pace Report.

     7.    The  gas supply and transportation operational
     requirements   will   satisfy   electric    dispatch
     operational requirements, as found reasonable by C.C. Pace in the Pace Report.

     8. The cost of natural gas transportation on Columbia Transmission and Columbia LNG will escalate at half the GNP (1.5 percent) annually.

     9. Balancing costs and capacity release revenues will be consistent with those described in the Pace
     Report.

     10.    Brandywine   operating   expenses   will   be
     consistent  with  its  updated  1996-1997  operating
     budget, inflated annually, where appropriate, by the
     change  in the GNP escalator, 3.0 percent per  year.
     Insurance and purchased electricity costs will  also
     increase  at  a  rate  of   3.0  percent  per  year.
     Property taxes will decrease due to declining asset value according to a schedule provided by Panda-
     Brandywine, L.P.

     11. The levels of dispatch indicated in the Dispatch Analysis are consistent with an operating pattern where Brandywine is dispatched only during weekdays (i.e., approximately 260 times per year).
     Given the uncertainty regarding dispatch, a possible range of 200 to 300 starts per year is reasonable.

     12.  Brandywine's Firm Gas Reserve Rate ("FGRR") has
     been  fixed  at 8.53 percent above the  fixed  price
     stream  provided in Appendix M of the PPA  based  on
     the  actual  escalation of the Producer Price  Index
     ("PPI")  for  Oil  and  Gas Field  Services  between
     June  1,  1994  and  the  October  1996.   This   is
     consistent  with the FGRR price stream in  the  Pace
     Report.

     13. Unit availability will be consistent with the availability estimates confirmed in the PES Report.

     14. The Consumer Price Index escalator used for the transportation portion of Brandywine's Firm Gas
     Market  Rate  ("FGMR")  and Interruptible  Gas  Rate
     ("IGR") is 158.3 as of October 1, 1996 (versus 129.9 in June 1990). The Brandywine Pro Forma assumes a
     3.0 percent annual escalator thereafter.

     15.   Brandywine  will  maintain  an  additional  $1
     million in spare parts inventory purchased in 1997, consistent with the recommendations of PES.

     Steam Sales Assumptions:

     1. As discussed by PES in the PES Report, thermal energy in the form of steam will be exported from Brandywine, operating in the cogeneration mode, to Brandywine Water Company's distilled water plant such that the "useful thermal energy" produced by Brandywine, as defined in PURPA and the regulations promulgated thereunder, has met and will continue to be sufficient to meet the operating and efficiency standards required to maintain the facility's status as a qualifying cogeneration facility under PURPA.

     2. Brandywine Water Company's distilled water plant will operate as projected by its manufacturer.

     3. Brandywine Water Company's sales will occur, on average for 150 days per year.

     Financing Assumptions:

     1. The $217.5 million Facility Lease with GECC was entered into on the Lease Closing Date.

     2. The actual Brandywine lease payments will be as provided in the Brandywine Facility Lease agreement.

     3.    The  CPI, the Gross National Product  Implicit
     Price Deflator, and the Producer Price Index for Oil and Gas Field Services will increase at a rate of
     3.0 percent per year.

     4. Brandywine will maintain a lease reserve of the next two quarterly lease payments consistent with the provisions of its Brandywine Facility Lease agreement with GECC.

     5. Brandywine will maintain a turbine overhaul reserve of $5 million, escalated at the GNP deflator after the year 2000 consistent with the provisions of its Brandywine Facility Lease agreement with GECC.

     6.      Panda-Brandywine,   L.P.,   as   a   limited
     partnership, will not be subject to federal and state income tax.

                         INTRODUCTION

ICF  was  retained by Panda pursuant to a Consulting Agreement
develop pro forma financial projections for Brandywine.   This
section describes Brandywine and discusses the scope of ICF's review.

Description of Brandywine

Brandywine is a 230 MW gas- and oil-fired power project located in Brandywine, Maryland developed by Panda. Brandywine sells power to PEPCO under a 25-year Power Purchase Agreement. The Power Purchase Agreement was signed August 9, 1991 and was amended by the First Amendment to the Power Purchase Agreement (the "Amendment", and collectively, the "PPA") on September 16, 1994. Brandywine also provides sufficient thermal energy in the form of steam to enable Brandywine Water Company to sell up to 100,000 gallons of distilled water daily to a nearby naval station.

The Brandywine facility consists of two combustion turbine generators and one steam turbine generator producing a net electrical output of 230 MW. Brandywine has a gas supply agreement with Cogen Development Company, a wholly owned subsidiary of MCN Corporation, for up to Brandywine's full gas requirements. On December 30, 1996 (the "Lease Closing Date"), Brandywine converted its Construction Loan Agreement with General Electric Capital Corporation ("GECC") to a $217.5 million Facility Lease.

ICF's Role

Panda requested that ICF review and assess the financial projections contained in the Closing Pro Forma prepared in connection with the closing lease conversion with GECC to determine whether it represented a reasonable model of Brandywine's operations, taking into account Brandywine's fuel supply, power sales and financing (i.e., lease) agreements. After ICF determined that the Closing Pro Forma would provide a reasonable basis for our projections, we independently reviewed and updated the assumptions based on information from the following sources:

     1.    Operating specifications and cost,  Brandywine
     cost,  and maintenance schedules and cost:   Pacific
     Energy   Systems   report,  Independent   Engineer's
     Report: Panda-Brandywine Cogeneration Project, dated
     July  22,  1996 and updated on April 11,  1997  (the
     "PES   Report").   Based  on  PES's   expertise   in
     undertaking similar analyses, ICF believes that our use of PES's analysis in preparing this Report is reasonable.

     2.      Dispatch    projections:    ICF    Resources
     Incorporated,   Independent   Assessment   of    the
     Dispatchability of the Panda-Brandywine Project, May
     1996,   Updated   on   November   11,   1996   ("the
     Dispatchability Analysis").

     3.    Fuel  cost projections: C.C. Pace has reviewed
     ICF's   fuel  cost  assumptions  contained  in   the
     Dispatchability Analysis and has determined them to be reasonable in its report, Panda-Brandywine, L.P.
     Generating  Facility  - Fuel Consultants'  Report  -
     July  2, 1996, updated on April 11, 1997 (the  "Pace
     Report").

     4. The Brandywine Facility Lease with GECC terms and conditions: the Closing Pro Forma.

     5.   Lease payment projections assuming an 8 percent
     yield to maturity on U.S Treasury Securities with  a
     maturity  of 12 years in effect as of the date  that
     the   interest  rate  for  permanent  financing   of
     Brandywine  was  designated  (the  "12-Year   T-Bond
     Rate") and lease amortization schedule: Calculations provided by Panda.

     6.     Macroeconomic  escalators:  Bureau  of  Labor
     Statistics, Department of Commerce.

Based on these updated assumptions, ICF prepared the attached Brandywine Pro Forma. ICF has based its work on an analysis of the Closing Pro Forma, Brandywine's contracts, operational assumptions provided by the developer and engineering firms, and conversations with parties having specific relevant information. Statements of fact have been obtained from sources considered reliable, but no warranty is made as to their completeness or accuracy. ICF offers no legal opinion or interpretation of the contracts or agreements that have been reviewed in the preparation of this document.
The Brandywine Pro Forma is divided into six schedules.

     1.   Schedule A-Income Statement
     2.   Schedule B-Cash Flow Statement
     3.   Schedule C-Development Assumptions
     4.   Schedule D-Operating Assumptions
     5.   Schedule E-Lease Payments and Capacity Adjustments
     6.   Schedule F-Gas Supply Income Statement
     7.   Schedule G-Gas Supply Operating Assumptions

Schedules A and B provide a financial reporting of the revenues, costs, and cash flows developed in the more detailed Schedules C through G. A copy of the Brandywine Pro Forma has been included as an appendix to this report. This review focuses on how the assumptions behind these latter schedules contribute to the development of estimated Brandywine earnings and cash flows.

                SCHEDULE A-INCOME STATEMENT AND
                SCHEDULE B-CASH FLOW STATEMENT

Schedules A and B summarize Brandywine's revenues, costs, and cash flows as developed in the later schedules. The calculations in Schedule A and B are consistent with the assumptions contained in the supporting schedules. For example;

     1.    Contract  capacity revenues are calculated  as
     the   contract  capacity  price  multiplied  by  the
     Brandywine  capacity of 230 MW.   The  GNP-escalated
     capacity   adjustment   is  calculated   separately.
     Brandywine's capacity price and GNP escalator are calculated separately in Schedule D.

     2.    Brandywine  fuel costs are  expressed  in  the
     income  statement for both "Unit #1" and "Unit  #2."
     The  section  below  on  Schedule  D  describes  the
     distinctions between turbines while the  Section  on
     Schedules   G   and  F  describes  the   fuel   cost
     calculations.

Therefore, the reader should refer to the discussions of the relevant supporting schedules to find descriptions of the assumptions behind the development of the ultimate "bottom line" results and ICF's assessment thereof.

              SCHEDULE C-DEVELOPMENT ASSUMPTIONS

Schedule C contains the basic macroeconomic assumptions exogenous to Brandywine as well as estimates of the overall Brandywine costs. Many of these assumptions are discussed more fully in the detailed review of the schedules below. Macroeconomic assumptions provided in the Development Assumptions include the 12-Year T-Bond Rate for capacity price adjustments under the PPA, the GNP deflator and tax rates.
The Facility Lease is valued at $217.5 million .

This Schedule also provides the Commercial Operations Date of October 31, 1996, which represents the date declared by Brandywine for the plant to be turned over to PEPCO for dispatch. This assumption is used throughout the model to adjust contract year data to a calendar year basis.

               SCHEDULE D-OPERATING ASSUMPTIONS

Schedule D provides the basis for calculating the costs and revenues for Brandywine's operations. It also provides some unit measures of Brandywine's costs and rates.

Operating assumptions

The Brandywine Pro Forma assumes capacity equals 230 MW, which corresponds to Brandywine's capacity commitment under the PPA. This value is an input to calculate capacity-based payments under the PPA in the Income Statement. The PES Report indicates that the facility "meets its contract guarantees." Brandywine performance factors are adjusted to reflect the expected operation of Brandywine. Moreover, PES has indicated that, given the limited performance standards of the PPA (i.e., the requirement that there be two output tests conducted per year) it is reasonable to assume that Brandywine will qualify for its full capacity payment.

The Brandywine Pro Forma distinguishes between "Unit 1" and "Unit 2" operation and performance. When the two turbines operate concurrently, their collective performance is somewhat below the size-adjusted performance of a single turbine operating alone. Because operation of Brandywine under the terms of the PPA can vary between single-turbine and dual-turbine, the Brandywine Pro Forma provides for the ability to distinguish operating conditions by differentiating units. Unit 1 represents the operational characteristics of a single turbine operating alone. Unit 2 represents the residual operations of the facility when both turbines are operating concurrently. Neither of the actual turbines is identified as such (i.e., Brandywine could operate either of the turbines during the periods when only one is dispatched).

Electricity Revenues-Capacity

The Brandywine Pro Forma reflects the unadjusted capacity rate stated in Appendix L of the PPA. Contractually, the capacity rate is adjusted by several factors. The capacity rate is increased by the change in GNP from June 1, 1994 to the Actual Commercial Operation Date (PPA, Section 6.1(b) and Amendment 2.4(a)(2)). The escalation of the GNP between June 1, 1994 and the Commercial Operation Date was 5.54 percent.

The PPA also adjusts Brandywine's capacity rate based on the cost of financing on the date Brandywine closed on its financing agreement with GECC (PPA, Section 6.1(c)). Brandywine is currently in a dispute with PEPCO over the 12-Year T-Bond Rate which should be used for this adjustment factor. It is PEPCO's position to use the 12-Year T-Bond Rate on the Lease Closing Date. It is Brandywine's position that GECC's initial "Commitment Date" of October 6, 1994 should be used to determine the appropriate date. The base case pro forma uses the PEPCO position, reflecting a 12-Year T-Bond Rate of 6.36 percent rate as of the Lease Closing Date. This represents the most conservative presentation of the dispute and projects capacity payments significantly lower than would be calculated using Brandywine's position of a 7.94 percent rate. A Sensitivity Analysis is presented to show the impact on project capacity payments under a reasonable settlement case, representing a 1:1 passthrough of interest rate savings to PEPCO through capacity adjustments. The basis for the calculation estimating the PEPCO passthrough is described below under Schedule E.

The Amendment creates two kinds of Scheduled Adjustments to capacity payments: Section 2.4(a)(1) changes the starting date for capacity payments to January 1, 1997. The Brandywine Pro Forma implements this adjustment through an equivalent offsetting adjustment derived from the income statement. In the Amendment, Brandywine agreed to a scheduled adjustment of annual capacity payments (Schedule Q). This adjustment reduces Brandywine's near-term capacity revenues in return for increased revenues in years 11 through 25. The net present value of this adjustment, at the contractual discount rate, is approximately zero.

The capacity payment is also adjusted by what is referred to in the Brandywine Pro Forma as the "Contingent Adjustment." The Contingent Adjustment estimates the net potential cost to PEPCO of having excess capacity due to Brandywine, or the Cumulative Present Worth of Incremental Revenue Requirements (the "CPWIRR") less the cost of terminating the PPA. The CPWIRR is a function of when Brandywine begins commercial operation and when PEPCO's peak demand surpasses a certain specified level (5,697 MW). The CPWIRR and the termination costs are defined in Attachment C and D to the Amendment, respectively. If the net potential cost is less than or equal to zero, there is no adjustment.

Under the Contingent Adjustment, Brandywine would pay PEPCO the NPV of the net potential costs beginning in Contract Year
11. From Contract Year 11 through Contract Year 15, a ceiling is placed on cost recovery of no more than the Scheduled Adjustment (Amendment, Paragraph 2.4(i)). After Year 15, the ceiling is removed and all costs not recovered in the first five years are recovered over the following ten years.

Because Brandywine's financial closing occurred in March 1995, termination costs are set at $18.6 million dollars (Amendment, Attachment C) plus a fixed fee of $3 million under Paragraph 2.4(g) of the Amendment. Currently, the Base Case for the Brandywine Pro Forma assumes that PEPCO reaches the 5,697 MW peak, adjusted for weather, during 1999 or thereafter.
Consistent with the Commercial Operation Date, the CPWIRR equals approximately $46.4 million. Based on these assumptions, there is a $24.8 million net present value ("NPV") reduction in the form of a Contingent Adjustment to Brandywine's capacity revenues, which represents the most conservative case. If, as in the Sensitivity Case, the peak is reached in 1998, the Contingent Adjustment would be $14.8 million NPV and if the peak was reached in 1997 there would be no Contingent Adjustment made.2 It should be noted that the PPA did not anticipate the planned PEPCO/BG&E merger. This merger would create a single system with a peak load much higher than the threshold level, and thus, the calculation of the peak would be affected by such merger. This is the subject of a dispute with PEPCO.

The Brandywine Pro Forma expresses the capacity-based revenues on a per unit basis based on the generation and capacity assumptions above. The capacity-based unit costs are used to calculate capacity revenues in the Income Statement.

Electricity Revenues - Energy

Energy  revenues are calculated on a per unit basis  from  the
Income  Statement.   These costs are calculated  in  the  fuel
supply and revenue schedules reviewed below.

Distilled Water Revenues and Costs

Estimates of revenues from distilled water sales associated with Brandywine's cogeneration function are consistent with the expected sales under the Purchase Order Contract with Indianhead Naval Base, assuming 150 days of 80,000 gallons of water delivery per year at a price of $1.50 per gallon.
The operating specifications for the distilled water unit are the manufacturer's own. Operating costs, which are estimated to equal $339,316 escalating with the GNP, are based on manufacturers' estimates and the trucking agreement signed for water transportation to the Naval facility. The discharge and chemical usage fees come from the manufacturer and the operator.

Fixed Operating Expenses

Brandywine's firm gas transportation costs are calculated in the fuel schedules discussed below. Other fixed operating expenses are based on Brandywine's operating budget. In Brandywine's O&M contract with Ogden Brandywine Operations, Inc., O&M expenses begin at $1.5 million per year and are escalated by the GNP escalator for the contract's three year term. The Brandywine Pro Forma assumes continued escalation at the same rate thereafter. The PES Report confirms the reasonableness of this assumption.

Turbine Overhaul and Lease Reserve

The  Lease Agreement requires that Brandywine maintain a  Rent
Reserve equal to the greater of $2.4 million or the sum of the succeeding two rent payments. The Brandywine Pro Forma refers to the Rent Reserve as the "Lease Reserve."

The Lease requires that Brandywine maintain an O&M Reserve account with an initial balance of $1 million increased at a rate of $125,000 per quarter over the next two years and $375,000 per quarter for the two years thereafter until it reaches $5 million. If Brandywine draws on the O&M Reserve, it must replenish it to its required balance using up to 50 percent of Brandywine's available cash flow. The Brandywine Pro Forma refers to this reserve as the Turbine Overhaul Reserve. PES provided this schedule.

The interest Brandywine earns on these reserves are credited to Brandywine as revenue that is included in the Income
Statement.  This is consistent with the terms of the Lease.

      SCHEDULE E-LEASE PAYMENTS AND CAPACITY ADJUSTMENTS

The   Brandywine  Facility  Lease  was  based  on  the   total
Brandywine  cost  of $217.5 million.  The Basic  Rent  Factors
applied   quarterly  to  Brandywine  cost  are  provided   the
Brandywine Facility Lease Agreement.

For the purpose of the Sensitivity Case, this section also calculates the difference between what the lease payments would have been if the 12-Year T-Bond Rate on the Lease Closing Date had been 8.0 percent rather than the scheduled lease payments under the Brandywine Facility Lease. The difference between the two lease schedules is applied as an adjustment to the capacity rates for the Sensitivity Case representing a 1:1 pass through to PEPCO of Brandywine's savings from the reduction in interest rates.

The 12-Year T-Bond Rate adjustment in the capacity payment is a function of the difference between the appropriate 12-Year T-Bond Rate and 8.0 percent. It is Panda's assertion that the initial intention of the T-Bill adjustment in the capacity payment was to provide PEPCO with the benefits of advantageous
changes   in  interest  rates  in  the  process  of  financing
Brandywine.   Panda  maintains  that  the  October   6,   1994
"Commitment Date" from GECC is the appropriate point in time for determining the 12-Year T-Bond Rate under the language of the PPA, and Panda considers the adjustment associated with a
6.36  percent  12-Year T-Bond Rate on the Lease  Closing  Date
excessive   in  relation  to  the  original  intent   of   the
adjustment.  The  Brandywine Pro Forma,  therefore,  has  been
designed  to  show  a  "Sensitivity  Case"  representing   one
possible settlement of the dispute, where Panda passes through the benefits of financing consistent with a 6.36 percent 12-Year T-Bond Rate without following the adjustment calculation in the PPA.3 The "Sensitivity Case" presents the effects of this settlement as part of our analysis.

The Pro Forma also presents an amortization schedule for the Brandywine Facility Lease in order to conform more closely to GAAP standards with regard to treatment of the Brandywine
Facility Lease as a capital lease.

   SCHEDULE F-GAS SUPPLY INCOME STATEMENT AND SCHEDULE G-GAS
                 SUPPLY OPERATING ASSUMPTIONS

In Schedules F and G reside the calculations that estimate Brandywine's fuel related revenues and costs. Because the assumptions and calculations in Schedule F ultimately determine the financial results reported in Schedule G, it is best to consider the two together both within the Brandywine Pro Forma and in the context of the PPA and the gas supply contract. C.C. Pace has reviewed the fuel-related input components of the Brandywine Pro Forma and in the Pace Report, determined that they are reasonable.

The calculation of Brandywine's energy payment costs are discussed below.

Dispatch Hours

ICF has provided a dispatch profile in the "Independent Assessment of the Dispatchability of the Panda-Brandywine Project" based on the results of our own model runs.4 This dispatch profile provides the basis for the amount of electricity sold and the amount of fuel used in the Brandywine Pro Forma. Dispatch hours have been designated as "Unit 1" and "Unit 2" based on the conventions described above.

Gas and Fuel Oil Volumes and Compensation Price

As  discussed  in  detail by C.C. Pace  in  the  Pace  Report,
Brandywine fuel supplies can be divided conceptually into four
pricing  categories  representing  the  four  different   fuel
recovery mechanisms in the PPA:

     1.   the Firm Gas Reserve Rate ("FGRR")
     2.   the Firm Gas Market Rate ("FGMR")
     3.   the Interruptible Gas Rate ("IGR")
     4.   the Oil Rate ("OR")

The application of each of these rates to a specific fuel price category is described in the Pace Report.

The first category represents the 60 "Must Run" dispatch hours per week for the first 85 percent of a single turbine's net electrical output (Amendment 2.6(a)). Under the conventions of the Brandywine Pro Forma, this Must Run output is defined as the first 60 hours per week of generation from Unit 1. For calculation purposes, the ICF Dispatch Report converts the partially dispatched Must Run generation from Unit 1 into equivalent "full load" hours (i.e., the number of hours that Brandywine would have to operate at full load to generate the same electrical output). The fuel price on which the energy payment for the Must Run hours is based is calculated as the firm gas rate (FGRa). The FGRa, under Appendix M in the Amendment, is equal to the Firm Gas Reserve Rate ("FGRR") for the first 15 years of operation and the Firm Gas Market Rate ("FGMR") thereafter.

The FGRR is defined in a fixed price stream in Appendix M subject to a one-time adjustment based on the Producer Price Index for Oil and Gas Field Services between June 1, 1994 and the Actual Commercial Operation Date. This corresponds to the price schedule in the Pace Report. The actual escalation between June 1, 1994 and October 31, 1996, equaled 8.53 percent providing a starting FGRR price of $2.80 in Year 1 escalating according to the PPA to $4.15 in Year 15.

In the first four years of operation, the FGMR price is reduced by 10 percent under the Amendment.

The initial FGMR was set at an initial June 1, 1990 price of $2.27 per MMBtu plus the firm displacement tariff rate on Columbia LNG pipeline ($0.0231 per MMBtu), which is now known as Cove Point LNG. This is adjusted by a weighted average: 77 percent times the change in the cumulative cost of four gas indices, two based on the Gulf Coast and two based in Appalachia, plus 23 percent times half the change in the
Consumer Price Index, which is meant to represent the transportation component of the price. For the commodity price component of the FGRR, the Brandywine Pro Forma uses ICF's gas price forecast to ensure consistency with the dispatch forecast.

The actual escalation for the transportation/CPI portion of the FGMR between June 1, 1990 and October 31, 1996 was 21.9 percent total (3.0 percent per year). The Brandywine Pro Forma assumes a 3.0 percent annual escalator after Commercial Operation.

The  remaining (i.e., non-Must Run) hours that  Unit  1  would
operate  are  also  priced  at  the  FGMR.   These  hours  are
calculated as the difference between the dispatch hours and the Must Run full load equivalent hours.

The third pricing category, the Interruptible Gas Rate ("IGR") reflects the cost of fuel to Unit 2 when it is operating on natural gas. The IGR is calculated based on the same market basket of gas price indices and transportation used in the FGMR. However, the IGR is weighted seasonally 71:29 commodity versus transportation March through November and 84:16 December through February.

The fourth segment, the Oil Rate ("OR"), applies to Unit 2 output when it burns fuel oil. The Brandywine Pro Forma assumes that Unit 2 will operate on fuel oil for one-third of its winter hours. A more precise calculation of Brandywine's fuel oil requirements is possible only with greater detail in the expected dispatch profile. In actuality Brandywine will likely only burn fuel oil on those days that its firm gas transportation capacity and balancing capabilities are not sufficient to meet Brandywine's full dispatch requirements or when the benefits of selling its gas supply and transportation exceeds its oil costs.

Brandywine has a number of alternatives that enable it to shift gas supply deliveries among days to match its constant daily firm transportation ("FT") capacity on its transporters. This practice is known as balancing. Cove Point LNG allows for a shipper to be up to 20,000 MMBtu out of balance for any given day during any hour. Both Washington Gas Light ("WGL") and Columbia Gas Transmission ("Columbia") offer balancing services for a fee - WGL under its contract with Brandywine, Columbia under its Storage in Transit service. These balancing services can be limited by the providers under circumstances of capacity constraint on their systems.

The  Pace  Report  estimates Brandywine's need  for  balancing
services.   The availability of balancing services  from  Cove
Point LNG, WGL and Columbia as well as Brandywine's dispatch profile obviate the need to use interruptible capacity.

OR equals $3.89 and is adjusted by the change in the average fuel oil price at Baltimore, Norfolk and Philadelphia-"as reported in Platt's Oilgram Price Report in the U.S. Tank Car/Truck Transport table"-between June 1, 1990 and the relevant billing period (PPA, Section 6.2(b)(vi)). For consistency with the dispatch forecast, ICF has incorporated its own oil price forecast into the Brandywine Pro Forma. The Pace Report found the Brandywine Pro Forma's modeling of fuel oil prices to be reasonable.

Energy-Based Revenues (Gas Supply Income Statement)

The PPA provides an elaborate series of formulas to calculate Brandywine's energy payment from PEPCO. PEPCO pays Brandywine a Unit Commitment Payment ("UCP") and a Dispatch Payment ("DP"). The UCP is paid on the first 99 MW of each Unit's operation based on the number of hours Brandywine operates, contractual heat rates for Unit 1 individually and Units 1 and 2 working together, contractual adjustments for unit performance based on historical ambient conditions and the cost of fuel and O&M. The UCP also provides heat rate-based payments for start-ups using the cost of the appropriate interruptible fuel (IGR or OR). The DP provides an incremental payment for all Brandywine operations based on a contractually defined relationship between level of operation and performance.

The Brandywine Pro Forma simplifies Brandywine's energy payment calculation by multiplying the four fuel segments (FGRR, FGMR, IGR, and OR) by the appropriate hours of operation and a "contractual" heat rate of 8,461 Btu per kWh. This simplification provides a conservative estimate of Brandywine revenues because:

     1. The heat rates implicit in the UCP and DP payments considered together are greater than or equal to 8,461 Btu per kWh.

     2.    The revenue calculation in the Brandywine  Pro
     Forma does not include start-up payments under the UCP.

To add a more precise calculation of revenues would require adding, at least, monthly estimates of dispatch, contractual performance and capability, and number of hot, cold, and partial start-ups.5 The Brandywine Pro Forma meets the goal of providing a reasonable, conservative estimate of Brandywine's energy revenues without requiring additional assumptions about the details of Brandywine's forecasted operations.

Fuel Costs

The cost of Brandywine's contracted firm supply is fixed in its gas supply contract with MCN's Cogen Development Company ("Cogen Development") at $2.33 per MMBtu escalated at 4 percent per year plus a $0.10 per MMBtu "ANR Charge" escalated at $0.005 per year after the first five years. This cost escalation is reflected in the Brandywine Pro Forma.

Brandywine has a minimum contractual obligation to purchase 2,299,500 MMBtu per year at a rate of between 6,000 and 8,000 MMBtu per day. This gas, the "Limited Dispatch Quantity," is applied to the delivered FGRR requirements in the Brandywine Pro Forma.

The FGRR volumes are delivered over 12 hours during weekdays accounting for approximately 9,200 MMBtu per day while the contract provides that the Limited Dispatch Quantity is delivered daily at a rate of between 6,000 and 8,000 MMBtu per day. However, Brandywine can avail itself to one of the available balancing services, receiving Limited Dispatch gas over the weekend if necessary to smooth the disparity between the rate of takes of FGRR quantities.

The Limited Dispatch Quantity has a Demand Charge of $21,292 associated with it, escalating at $1,064 per year after the first five years. This charge is offset, however, with a
Price Credit that eliminates the demand charge during any month in which over 7,000 MMBtu per day is purchased. This demand charge is not represented in the Brandywine Pro Forma, but given the Must Run requirements of Brandywine and Brandywine's flexibility in Limited Dispatch takes on Columbia, the Demand Charge is unlikely to be assessed.

Brandywine may purchase either Scheduled Dispatch Gas or Dispatchable Gas to fuel its FGMR requirements. The Scheduled Dispatch Gas is priced at the monthly NYMEX futures price averaged the over the three days prior to closing plus $0.50 per MMBtu. This premium, to a certain degree, reflects the basis differential between the NYMEX price and the price at the gas supply contract delivery point in Ohio. Brandywine is obligated to take 80 percent of the Scheduled Dispatch Quantity that it nominates prior to the beginning of the month.

The gas supply contract also provides interruptible gas at a $0.10 premium over the daily price of gas into Columbia.
Brandywine may also purchase its interruptible requirements from Cogen Development.

The Brandywine Pro Forma provides a variety of options to the user for estimating gas purchase costs. The Closing Pro Forma relies on the Cogen Development Scheduled Dispatch Gas for
Winter FGMR deliveries. All other FGMR and IGR supplies are assumed to come from the spot market in Appalachia. These assumptions are reasonable considering Brandywine's transportation arrangements. Those arrangement are described below.

Transportation

The transportation rates in the Closing Pro Forma for Columbia and Columbia LNG were taken from their respective tariffs. Because the Closing Pro Forma assumes that gas supply comes from Appalachia, transportation on ANR (a Gulf Coast to Upper Midwest pipeline) is unnecessary, so its tariff rates are not included. The transportation rate on the Washington Gas Light system is set contractually at $0.05 per MMBtu.

Transportation rates under pipeline tariffs have tended to lag behind inflation. Transportation rates are traditionally cost-based with a significant portion of the costs represented in sunk capital investment. The escalation rate of 1.5 percent applied to pipeline transportation (versus the 3 to 4 percent
escalators   elsewhere  in  the  Brandywine  Pro   Forma)   is
consistent with this trend.

In addition to paying a monetary charge for transportation, shippers must also pay an in-kind fuel use charge for any transportation capacity used. The Brandywine Pro Forma uses the tariff fuel rates to build up the fuel purchase requirements for Brandywine. For each of the three gas segments (FGRR, FGMR, and IGR), the amount of gas purchased under the Brandywine Pro Forma is properly calculated as the Units' consumption plus the pipeline fuel requirements.

Transportation fuel for the Limited Dispatch Gas (the FGRR segment) is priced under the gas supply contract at the Scheduled Dispatch rate. In the Brandywine Pro Forma, however, transportation fuel for both Unit 1 gas supplies (FGRR and FGMR) is calculated based on a weighted average of the FGRR (Limited Dispatch gas) and the FGMR (Scheduled Dispatch gas) and spot gas. Because of the premium associated with the FGRR, using the FGRR for FGR transportation fuel provides a higher-than-expected, conservative estimate for that cost.

The Brandywine Pro Forma calculates the total cost of interruptible transportation ("IT") based on the total IGR volumes. The IT Savings adjustments for Commodity and Fuel reduce Brandywine's costs by the amount of firm transportation used for IGR supplies. At the level of dispatch provided in the dispatch forecast and with the available flexibility in firm transportation utilization, IT is not used. As a result, savings in IT costs associated with Brandywine using its IT offset the cost of IT used for the IGR volumes.

C.C. Pace reviewed the transportation costs used in the Brandywine Pro Forma and found that the Brandywine Pro Forma is based on a reasonable forecast of transportation costs. The Brandywine Pro Forma assumes that Brandywine's unused firm capacity can be resold for 50 percent of the tariff rate (Schedule A). Brandywine will be most likely to resell its firm capacity during the winter when dispatch is the lowest. This happens to be the period when interruption is most likely on Columbia and, therefore, the time when firm capacity is the most valuable on the resale market. According to U.S. Midwest Natural Gas Market Review, short term capacity releases on Columbia between December 1995 and February 1996 were priced from 60 to 82 percent of the Columbia tariff rate. The Pace Report has indicated that this assumption is reasonable to expect recovery of 43 percent of the transportation costs associated with unused firm capacity. C.C. Pace also concluded that gas transportation volumes assumed for purposes of the Brandywine Pro Forma are reasonable.

The levels of dispatch indicated in the Dispatch Analysis are consistent with an operating pattern where Brandywine is dispatched only during weekdays (i.e., approximately 260 times per year). Given the uncertainty regarding dispatch, a possible range of 200 to 300 starts per year is reasonable. For the purpose of estimating Brandywine's overhaul schedule PES has assumed 225 start-ups for Unit 1 and 200 start-ups for Unit 2.

                          CONCLUSIONS

Set forth below are the principal opinions that we have reached regarding our review of Brandywine. For a complete understanding of the estimates, assumptions and calculations upon which these opinions are based, this Report, including the attached Brandywine Pro Forma, should be read in its entirety. On the basis of our review and analyses of
Brandywine and the assumptions set forth in this Report, we are of the opinion that:

     1.   The financial projections in the Brandywine Pro
     Forma    provide   a   reasonable   reflection    of
     Brandywine's  expected  costs,  revenues  and   cash
     flows.

     2.    The  energy and capacity revenue  calculations
     contained   in   the  Brandywine   Pro   Forma   are
     appropriate   and   consistent   with    the    PPA.
     Expectations for capacity payment adjustments under the PPA in regard to the interest rate adjustment and the peak adjustment are presented at the most conservative positions.

     3.    Over  the 20-year initial term of the Facility
     Lease, Brandywine's cash flow available for lease payments will average approximately $46.5 million per year, reflecting a range of $18.1 million in 1998 to $58.9 million in 2020.

     4.    The estimated lease obligation coverage ratios
     (i.e., the ratio of earnings before income taxes to lease payments) are presented in Table ES-1. During the 20-year term of the Facility Lease, Brandywine's lease coverage will range from 1.35:1 in 2012 to 1.75:1 in 2004, the last full year of lease payments with an average coverage ratio of 1.59:1.

Sensitivity Analysis

ICF has conducted a sensitivity analysis on the pro forma model using assumptions representing a less conservative assessment of Brandywine's capacity revenues (the "Sensitivity
Case").6 These assumptions include:

     1.    Brandywine passes through the benefits of  its
     interest rate savings on its lease payments to PEPCO
     on  a  1:1  basis.   This  represents  a  reasonable
     "middle ground" settlement to the dispute between PEPCO and Brandywine.

     2.    PEPCO  surpasses the weather  normalized  peak
     capacity   of  5,697  MW  during  1998.    This   is
     consistent with the non-weather normalized peak of 5,732 in August 1995 and the possibility that in a merged BG&E/PEPCO system the PEPCO-specific system peak will no longer be calculated.

     3. All other assumptions remain the same as in the base case.

     Sensitivity Conclusions

The Sensitivity Case provides the following results:

     1. Under the Sensitivity Case, Brandywine's cash flow averages $51.0 million per year over the 20-year term of the Facility Lease, reflecting a range of $22.3 million in 1998 to $68.5 million in 2014.

     2.    The estimated lease obligation coverage ratios
     under  the Sensitivity Case are presented  in  Table
     ES-2.   During  the  term  of  the  Facility  Lease,
     Brandywine's lease coverage ranges from 1.59:1 in 2015 to 2.14:1 in 1997 with an average coverage ratio of 1.75:1.

                              Respectfully Submitted,




                              /s/ ICF Resources Incorporated

_______________________________
1 ICF has not performed an independent assessment regarding the ultimate resolution of Panda's disputes with PEPCO.
2  ICF  has  not  forecast when or if  PEPCO  will  reach  the threshold peak.
3  ICF  has  not  forecast the terms of a settlement  on  this issue.
4 For further information on the basis for ICF Resources' dispatch estimates see ICF Resources Incorporated, Independent Assessment of the Dispatchability of the Panda-Brandywine Project, dated November 11, 1996.
5 In essence, the Brandywine Pro Forma assumes that start-up costs are recovered as a pass-through in the calculation of the UCP and an increase in the heat rate above the EPC guarantee.
6 ICF has not performed an independent assessment regarding the ultimate resolution of Panda's disputes with PEPCO.





                           APPENDIX
                  PANDA-BRANDYWINE PRO FORMA


                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                       INCOME STATEMENT - CASH FLOW BASIS

                                                                      Schedule A

BASE CASE                                                 1             2             3             4             5
                                                  Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                    Dec-1996      Dec-1997      Dec-1998      Dec-1999      Dec-2000
                                                 -------------------------------------------------------------------
Sales Revenue:
  Capacity Payments                              $         0   $21,932,151   $21,420,365   $37,939,669   $38,759,180
  Energy Sales - Unit #1                           2,247,247    12,335,863    13,063,601    13,467,031    13,978,187
  Energy Sales - Unit #2                           1,390,760     7,973,892     8,738,588     9,165,628     9,603,410
  Energy - Variable O&M                              501,742     2,921,953     3,104,449     3,188,704     3,273,583
  Distilled Water Sales                                3,000        18,000        18,000        18,000        18,000
  Firm Transportation Capacity Release                33,727       245,276       216,774       217,845       218,984
  Interest Income                                     26,758       237,915       378,235       540,136       697,848
                                                 -------------------------------------------------------------------
     Total Revenues                                4,203,234    45,665,049    46,940,011    64,537,013    66,549,192

Operating Expenses:
  Fuel Expenses (incl. Transportation)             3,481,854    19,696,879    21,053,784    21,881,189    22,725,017
  Water Usage                                        115,284       671,437       705,609       715,662       725,617
  Water Discharge & Chemical Usage                    79,801       468,400       496,083       507,091       518,181
  Distilled Water Operating Costs                     56,553       339,316       349,495       359,980       370,780
  O&M Contract Costs                                 254,800     1,581,190     1,628,626     1,677,484     1,727,809
  Consumables                                         27,364       587,352       604,973       623,122       641,815
  Administrative Expenses                             39,700       403,200       415,296       427,755       440,588
  Insurance                                           95,733       488,600       503,258       518,356       533,906
  Purchased Electricity                               77,350       470,888       485,015       499,565       514,552
  Letters of Credit Fee                               17,500       105,000       105,000       105,000       105,000
  Property Taxes                                     266,000     2,620,500     2,483,407     2,339,772     2,189,399
  GAAP Depreciation                                        0     8,000,000     8,100,000     8,166,861     8,241,418
                                                 -------------------------------------------------------------------
     Total Operating Expenses                      4,511,939    35,432,762    36,930,546    37,821,838    38,734,083

  EBIT                                              (308,705)   10,232,287    10,009,465    26,715,175    27,815,110

  Annual Lease Payments                                    0    10,442,037    10,411,906    19,975,918    20,660,454
                                                 -------------------------------------------------------------------
  Net Income                                     $  (308,705)  $  (209,749)  $  (402,441)  $ 6,739,257   $ 7,154,655
                                                 ===================================================================
BASE CASE                                                 6             7             8             9            10
                                                  Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                    Dec-2001      Dec-2002      Dec-2003      Dec-2004      Dec-2005
Sales Revenue:                                   -------------------------------------------------------------------
  Capacity Payments                              $48,959,993   $49,738,974   $50,357,619   $50,387,168   $50,252,685
  Energy Sales - Unit #1                          16,043,523    17,404,168    17,309,925    17,178,247    18,232,421
  Energy Sales - Unit #2                          10,808,443    11,903,802    10,720,713     9,435,532    11,139,565
  Energy - Variable O&M                            3,621,366     3,912,660     3,718,100     3,510,789     3,850,304
  Distilled Water Sales                               18,000        18,000        18,000        18,000        18,000
  Firm Transportation Capacity Release               155,920       101,210       187,650       276,312       223,732
  Interest Income                                    808,475       859,874       867,830       870,673       880,564
                                                 -------------------------------------------------------------------
     Total Revenues                               80,415,719    83,938,689    83,179,837    81,676,720    84,597,272

Operating Expenses:
  Fuel Expenses (incl. Transportation)            24,968,934    27,218,912    26,573,667    25,815,568    28,344,527
  Water Usage                                        781,032       837,913       786,318       733,157       775,511
  Water Discharge & Chemical Usage                   562,144       607,843       574,927       540,310       576,068
  Distilled Water Operating Costs                    381,903       393,360       405,161       417,316       429,835
  O&M Contract Costs                               1,779,643     1,833,033     1,888,024     1,944,664     2,003,004
  Consumables                                        661,070       680,902       701,329       722,369       744,040
  Administrative Expenses                            453,805       467,419       481,442       495,885       510,762
  Insurance                                          549,924       566,421       583,414       600,916       618,944
  Purchased Electricity                              529,989       545,888       562,265       579,133       596,507
  Letters of Credit Fee                              105,000       105,000       105,000       105,000       105,000
  Property Taxes                                   2,032,074     1,867,581     1,695,695     1,599,555     1,583,926
  GAAP Depreciation                                8,313,041     8,517,135     8,653,244     8,732,654     8,821,204
                                                 -------------------------------------------------------------------
   Total Operating Expenses                       41,118,558    43,641,408    43,010,485    42,286,527    45,109,328

  EBIT                                            39,297,161    40,297,281    40,169,352    39,390,193    39,487,943

  Annual Lease Payments                           27,265,071    27,938,252    27,906,988    27,456,191    27,602,191
                                                 -------------------------------------------------------------------
  Net Income                                     $12,032,090   $12,359,029   $12,262,364   $11,934,002   $11,885,753
                                                 ===================================================================
BASE CASE                                                11            12            13            14            15
                                                  Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                    Dec-2006      Dec-2007      Dec-2008      Dec-2009      Dec-2010
Sales Revenue:                                   -------------------------------------------------------------------
  Capacity Payments                              $50,543,408   $52,639,104   $52,637,845   $53,227,873   $55,613,526
  Energy Sales - Unit #1                          18,679,732    18,752,137    18,883,190    18,979,218    19,340,994
  Energy Sales - Unit #2                          12,563,328    12,672,731    12,800,534    12,919,888    13,229,399
  Energy - Variable O&M                            4,062,009     4,063,946     4,074,169     4,087,597     4,153,451
  Distilled Water Sales                               18,000        18,000        18,000        18,000        18,000
  Firm Transportation Capacity Release               221,994       256,512       287,193       316,194       337,602
  Interest Income                                    906,282       941,277       969,448       999,797     1,049,656
                                                 -------------------------------------------------------------------
     Total Revenues                               86,994,754    89,343,706    89,670,380    90,548,566    93,742,629

Operating Expenses:
  Fuel Expenses (incl. Transportation)            29,829,313    30,331,386    30,925,404    31,553,474    32,426,682
  Water Usage                                        819,069       809,994       801,772       794,457       787,908
  Water Discharge & Chemical Usage                   613,274       611,327       609,971       609,262       609,107
  Distilled Water Operating Costs                    442,730       456,012       469,693       483,783       498,297
  O&M Contract Costs                               2,063,094     2,124,987     2,188,737     2,254,399     2,322,031
  Consumables                                        766,361       789,352       813,033       837,424       862,546
  Administrative Expenses                            526,085       541,867       558,123       574,867       592,113
  Insurance                                          637,512       656,638       676,337       696,627       717,526
  Purchased Electricity                              614,402       632,834       651,819       671,374       691,515
  Letters of Credit Fee                              105,000       105,000       105,000       105,000       105,000
  Property Taxes                                   1,567,032     1,532,315     1,512,427     1,491,130     1,468,376
  GAAP Depreciation                                9,166,603     9,530,906     9,522,031     9,622,482     9,645,540
                                                 -------------------------------------------------------------------
     Total Operating Expenses                     47,150,476    48,122,619    48,834,346    49,694,279    50,726,641

  EBIT                                            39,844,277    41,221,087    40,836,034    40,854,287    43,015,988

  Annual Lease Payments                           28,188,414    30,071,266    30,528,635    31,284,930    33,212,359
                                                 -------------------------------------------------------------------
  Net Income                                     $11,655,864   $11,149,821   $10,307,399   $ 9,569,357   $ 9,803,630
                                                 ===================================================================
BASE CASE                                                16            17            18            19            20            21
                                                  Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                    Dec-2011      Dec-2012      Dec-2013      Dec-2014      Dec-2015      Dec-2016
                                                 ---------------------------------------------------------------------------------
Sales Revenue:
  Capacity Payments                              $56,766,183   $55,942,127   $58,736,375   $60,198,041   $57,607,161   $51,830,115
  Energy Sales - Unit #1                          19,821,007    20,665,931    20,885,543    21,560,181    21,776,725    22,335,104
  Energy Sales - Unit #2                          12,916,275    12,640,803    12,384,800    12,352,001    12,006,864    12,705,511
  Energy - Variable O&M                            4,103,535     4,071,895     4,049,422     4,109,050     4,074,948     4,205,986
  Distilled Water Sales                               18,000        18,000        18,000        18,000        18,000        18,000
  Firm Transportation Capacity Release               383,705       422,550       459,684       486,073       535,174       542,273
  Interest Income                                  1,125,321     1,208,543     1,264,349     1,283,202     1,261,146       963,597
                                                 ---------------------------------------------------------------------------------
     Total Revenues                               95,134,026    94,969,849    97,798,174   100,006,546    97,280,018    92,600,587

Operating Expenses:
  Fuel Expenses (incl. Transportation)            31,541,901    31,304,052    31,475,198    31,966,788    31,804,738    32,900,398
  Water Usage                                        770,618       755,077       741,487       729,883       720,780       734,680
  Water Discharge & Chemical Usage                   600,551       593,205       587,258       582,772       580,200       596,228
  Distilled Water Operating Costs                    513,246       528,643       544,503       560,838       577,663       594,993
  O&M Contract Costs                               2,391,692     2,463,442     2,537,346     2,613,466     2,691,870     2,772,626
  Consumables                                        888,423       915,075       942,528       970,803       999,927     1,029,925
  Administrative Expenses                            609,876       628,172       647,018       666,428       686,421       707,014
  Insurance                                          739,051       761,223       784,060       807,581       831,809       856,763
  Purchased Electricity                              712,260       733,628       755,637       778,306       801,655       825,705
  Letters of Credit Fee                              105,000       105,000       105,000       105,000       105,000       105,000
  Property Taxes                                   1,444,116     1,418,298     1,390,870     1,361,777     1,330,965     1,298,375
  GAAP Depreciation                                9,835,567     9,894,187     9,874,682     9,907,288    10,379,215    10,153,809
                                                 ---------------------------------------------------------------------------------
     Total Operating Expenses                     50,152,301    50,100,004    50,385,586    51,050,931    51,510,243    52,575,515

  EBIT                                            44,981,725    44,869,845    47,412,588    48,955,616    45,769,776    40,025,072

  Annual Lease Payments                           35,922,147    40,437,452    41,855,210    42,739,415    41,168,222    31,933,556
                                                 ---------------------------------------------------------------------------------
  Net Income                                     $ 9,059,578   $ 4,432,393   $ 5,557,378   $ 6,216,201   $ 4,601,554   $ 8,091,516
                                                 =================================================================================
BASE CASE                                                22            23            24            25            26
                                                  Year Ended    Year Ended    Year Ended    Year Ended    Year Ended      Total
                                                    Dec-2017      Dec-2018      Dec-2019      Dec-2020      Dec-2021     Contract
Sales Revenue:                                   -------------------------------------------------------------------   -------------
  Capacity Payments                              $53,970,580   $56,191,057   $58,441,539   $60,731,882   $52,265,163
  Energy Sales - Unit #1                          22,934,808    23,550,046    24,536,466    25,130,212    21,412,060     480,503,567
  Energy Sales - Unit #2                          13,463,457    14,276,427    15,348,777    16,215,493    13,795,743     303,172,364
  Energy - Variable O&M                            4,347,556     4,495,983     4,717,294     4,866,079     4,162,468      99,249,036
  Distilled Water Sales                               18,000        18,000        18,000        18,000        15,000         450,000
  Firm Transportation Capacity Release               545,596       546,190       538,523       539,437       452,968       8,749,098
  Interest Income                                    694,612       705,606       716,930       728,594       367,256      21,353,926
                                                 -------------------------------------------------------------------   -------------
     Total Revenues                               95,974,609    99,783,309   104,317,529   108,229,698    92,470,657   2,170,567,774

Operating Expenses:
  Fuel Expenses (incl. Transportation)            34,157,797    35,552,156    37,268,502    38,756,753    33,029,645     746,584,519
  Water Usage                                        749,686       765,553       782,336       800,180       675,713      19,086,734
  Water Discharge & Chemical Usage                   613,397       631,531       650,696       671,040       571,358      14,662,028
  Distilled Water Operating Costs                    612,842       631,228       650,165       669,669       574,800      12,312,804
  O&M Contract Costs                               2,855,805     2,941,479     3,029,724     3,120,615     2,678,528      57,368,119
  Consumables                                      1,060,823     1,092,648     1,125,427     1,159,190       994,971      21,242,792
  Administrative Expenses                            728,224       750,071       772,573       795,750       683,019      14,603,472
  Insurance                                          882,466       908,940       936,208       964,294       827,686      17,744,192
  Purchased Electricity                              850,476       875,990       902,270       929,338       797,682      17,086,044
  Letters of Credit Fee                              105,000       105,000       105,000       105,000        87,500       2,625,000
  Property Taxes                                   1,263,949     1,227,626     1,189,346     1,149,042     1,091,590      40,415,143
  GAAP Depreciation                               10,303,392    10,340,807    10,316,831    10,671,736    10,563,632     235,274,266
                                                 -------------------------------------------------------------------   -------------
     Total Operating Expenses                     54,183,857    55,823,029    57,729,078    59,792,609    52,576,123   1,199,005,112

  EBIT                                            41,790,752    43,960,280    46,588,451    48,437,089    39,894,535     971,562,662

  Annual Lease Payments                           14,583,866    14,583,866    14,583,866    14,583,866    10,937,900     656,273,975
                                                 -------------------------------------------------------------------   -------------
  Net Income                                     $27,206,886   $29,376,414   $32,004,585   $33,853,223   $28,956,635   $ 315,288,687
                                                 ===================================================================   =============

                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                              CASH FLOW STATEMENT
                                                                      Schedule B

BASE CASE                                         1            2            3            4            5            6            7
                                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                            Dec-1996     Dec-1997     Dec-1998     Dec-1999     Dec-2000     Dec-2001     Dec-2002
                                          ----------------------------------------------------------------------------------------
Net Income                                 ($308,705)   ($209,749)   ($402,441)  $6,739,257   $7,154,655  $12,032,090  $12,359,029

 + Depreciation & Amortization                     0    8,000,000    8,100,000    8,166,861    8,241,418    8,313,041    8,517,135
 + Lease Payments                                  0   10,442,037   10,411,906   19,975,918   20,660,454   27,265,071   27,938,252
                                          ----------------------------------------------------------------------------------------
    Cash Flow Available for Lease Payment   (308,705)  18,232,287   18,109,465   34,882,036   36,056,528   47,610,202   48,814,416

Lease Payments                                     0  (10,442,037) (10,411,906) (19,975,918) (20,660,454) (27,265,071) (27,938,252)

Reserves:
  Overhaul Reserve / Capital Expenditures   (125,000)  (2,615,000)  (1,418,610)  (2,245,573)  (1,841,232)  (2,190,936)  (1,515,589)
  Lease Reserve                             (210,509)  (2,602,976)  (2,383,470)  (2,562,137)  (1,822,288)  (1,819,449)    (160,479)
 + Contingency / Raytheon                  7,986,000     (689,000)           0            0            0            0            0
                                          ----------------------------------------------------------------------------------------
    Total Reserves                         7,650,491   (5,906,976)  (3,802,080)  (4,807,710)  (3,663,520)  (4,010,385)  (1,676,068)

Net Cash Flow                             $7,341,786   $1,883,274   $3,895,479  $10,098,408  $11,732,554  $16,334,746  $19,200,096
                                          ========================================================================================
Lease Coverages                                              1.75         1.74         1.75         1.75         1.75         1.75

                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                              CASH FLOW STATEMENT
                                                                      Schedule B

BASE CASE                                         8            9           10           11           12           13           14
                                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                            Dec-2003     Dec-2004     Dec-2005     Dec-2006     Dec-2007     Dec-2008     Dec-2009
                                          ----------------------------------------------------------------------------------------
Net Income                                12,262,364  $11,934,002  $11,885,753  $11,655,864  $11,149,821  $10,307,399   $9,569,357

 + Depreciation & Amortization             8,653,244    8,732,654    8,821,204    9,166,603    9,530,906    9,522,031    9,622,482
 + Lease Payments                         27,906,988   27,456,191   27,602,191   28,188,414   30,071,266   30,528,635   31,284,930
                                          ----------------------------------------------------------------------------------------
    Cash Flow Available for Lease Payment 48,822,596   48,122,847   48,309,148   49,010,881   50,751,993   50,358,065   50,476,769

Lease Payments                           (27,906,988) (27,456,191) (27,602,191) (28,188,414) (30,071,266) (30,528,635) (31,284,930)

Reserves:
  Overhaul Reserve / Capital Expenditures   (953,234)  (1,049,415)  (3,622,816)  (3,816,916)  (1,090,355)  (1,857,606)  (1,166,166)
  Lease Reserve                              120,515       76,199     (183,056)    (617,269)    (585,055)    (303,416)    (670,931)
 + Contingency / Raytheon                          0            0            0            0            0            0            0
                                          ----------------------------------------------------------------------------------------
    Total Reserves                          (832,719)    (973,216)  (3,805,872)  (4,434,184)  (1,675,410)  (2,161,022)  (1,837,097)

Net Cash Flow                            $20,082,889  $19,693,439  $16,901,085  $16,388,283  $19,005,317  $17,668,407  $17,354,742
                                          ========================================================================================
Lease Coverages                                 1.75         1.75         1.75         1.74         1.69         1.65         1.61

                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                              CASH FLOW STATEMENT
                                                                      Schedule B

BASE CASE                                        15           16           17           18           19           20           21
                                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                            Dec-2010     Dec-2011     Dec-2012     Dec-2013     Dec-2014     Dec-2015     Dec-2016
                                          ----------------------------------------------------------------------------------------
Net Income                                $9,803,630   $9,059,578   $4,432,393   $5,557,378   $6,216,201   $4,601,554   $8,091,516

 + Depreciation & Amortization             9,645,540    9,835,567    9,894,187    9,874,682    9,907,288   10,379,215   10,153,809
 + Lease Payments                         33,212,359   35,922,147   40,437,452   41,855,210   42,739,415   41,168,222   31,933,556
                                          ----------------------------------------------------------------------------------------
    Cash Flow Available for Lease Payment 52,661,528   54,817,291   54,764,032   57,287,270   58,862,904   56,148,990   50,178,881

Lease Payments                           (33,212,359) (35,922,147) (40,437,452) (41,855,210) (42,739,415) (41,168,222) (31,933,556)

Reserves:
  Overhaul Reserve / Capital Expenditures (2,812,214)  (2,828,729)  (1,373,678)  (1,334,019)  (5,825,052)  (1,426,826)  (5,372,541)
  Lease Reserve                           (1,159,304)  (1,806,273)  (1,483,266)    (575,491)     171,747    1,255,657   12,429,319
 + Contingency / Raytheon                          0            0            0            0            0            0            0
                                          ----------------------------------------------------------------------------------------
    Total Reserves                        (3,971,519)  (4,635,002)  (2,856,944)  (1,909,510)  (5,653,305)    (171,169)   7,056,778

Net Cash Flow                            $15,477,651  $14,260,143  $11,469,636  $13,522,551  $10,470,184  $14,809,599  $25,302,103
                                          ========================================================================================
Lease Coverages                                 1.59         1.53         1.35         1.37         1.38         1.36         1.57

                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                              CASH FLOW STATEMENT
                                                                      Schedule B

BASE CASE                                         22           23           24           25            26
                                           Year Ended   Year Ended   Year Ended   Year Ended    Year Ended          Total
                                             Dec-2017     Dec-2018     Dec-2019     Dec-2020      Dec-2021         Contract
                                          ----------------------------------------------------------------       -------------
Net Income                                $27,206,886  $29,376,414  $32,004,585  $33,853,223   $28,956,635        $315,288,687

 + Depreciation & Amortization             10,303,392   10,340,807   10,316,831   10,671,736    10,563,632         235,274,266
 + Lease Payments                          14,583,866   14,583,866   14,583,866   14,583,866    10,937,900         656,273,975
                                          ----------------------------------------------------------------       -------------
    Cash Flow Available for Lease Payment  52,094,143   54,301,087   56,905,283   59,108,825    50,458,166       1,206,836,928

Lease Payments                            (14,583,866) (14,583,866) (14,583,866) (14,583,866)  (10,937,900)       (656,273,975)

Reserves:
  Overhaul Reserve / Capital Expenditures  (1,526,110)  (1,681,291)  (4,780,564)  (1,798,482)    5,324,714         (50,943,239)
  Lease Reserve                                     0            0            0            0     7,291,933           2,400,000
 + Contingency / Raytheon                           0            0            0    7,000,000             0          14,297,000
                                          ----------------------------------------------------------------       -------------
    Total Reserves                         (1,526,110)  (1,681,291)  (4,780,564)   5,201,518    12,616,647         (34,246,239)

Net Cash Flow                             $35,984,168  $38,035,929  $37,540,852  $49,726,477   $52,136,914        $516,316,713
                                          ================================================================        ============
Lease Coverages                                  3.57         3.72         3.90         4.05          4.61

                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                            DEVELOPMENT ASSUMPTIONS
                                                                      Schedule C

LEASE FINANCING:                                                      PROJECT COSTS
  Leased Amount                                        $217,488,645   Cogen Construction Costs                         119,884,197
  Lease Term (Years)                                             20   Distilled Water Construction Costs                 3,400,000
                                                                      Electrical Transmission Line & Fiber Optics        4,005,843
OTHER FINANCING ASSUMPTIONS:                                          Effluent Water Pipeline                            9,791,490
  Debt Service Reserve                                   $2,400,000   Columbia Gas Pipeline Expansion                    9,058,249
  Letters of Credit (PEPCO, Fuel Supplier, etc.)         $7,000,000   PEPCO - Electrical Interconnect                    2,785,269
  Annual Letter of Credit Fee                                  1.50%  PEPCO - RTU/AGC Communications                        92,403
  Interest Income Rate                                         4.50%  Sales Tax on 10% of Construction Costs               156,033
  12 Year Treasury Bill Rate (Capacity Adjustment)             6.36%  Water Wells on Site                                  401,825
  Annual GNP Deflator                                          3.00%  Building Permit                                      287,297
  Actual Commercial Operations Date                           Oct-96  Builder's Risk Insurance                             594,645
  Months of Operation During 1996 (1st calendar year)             2   Other Construction Costs                              58,682
  Months of Operation During 2021 (last calendar year)           10   Land Purchase Costs (Including Title Insurance)    3,914,213
  Annual CPI Deflator                                          3.00%  Right-of Way Payments                              1,020,270
                                                                      Outside Engineering Costs                          2,505,267
DEPRECIATION ASSUMPTIONS:                                             Permitting & Regulatory Costs                      1,654,055
Depreciable Base                                       $200,000,000   Legal Costs                                        2,732,018
Life of Starting Plant (Years)                                   25   Public Relations                                     326,076
Life of Plant Additions (Years)                                  10   Interest During Development/Construction          20,052,787
                                                                      Other Financing Costs                             10,141,274
CASE:                                                                 Management & Administrative Costs                  4,203,859
(0-Base Case, 1-Sensitivity Case)                                 0   Natural Gas Reserves Development                   3,165,981
                                                       Base Case      Furniture & Office Equipment                         419,879
                                                                      O&M Contractor                                     1,079,261
                                                                      Fuel Purchased During Construction                  (272,413)
                                                                      General Liability Insurance                           91,338
                                                                      Spare Parts Inventory                              1,369,672
                                                                      Fuel Oil Inventory                                 1,516,187
                                                                      Initial Lease Reserve (Cash)                       2,400,000
                                                                      Initial O&M Reserve (Cash)                         1,000,000
                                                                      Initial Warranty Reserve (Cash)                      750,000
                                                                      Contingency                                        8,902,988
                                                                                                                       -----------
                                                                         Total Project Costs                           217,488,645
                                                                                                                       ===========

                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                             OPERATING ASSUMPTIONS
                                                                      SCHEDULE D

BASE CASE                                                                                        1             2              3
                                                                                            Year Ended    Year Ended     Year Ended
                                                                                              Dec-1996      Dec-1997       Dec-1998
OPERATING ASSUMPTIONS:                                                                      ----------------------------------------
  Capacity in Kilowatts                                                                        230,000       230,000        230,000
  Weighted Average Energy Output - Unit #1                                                     120,040       118,280        117,840
  Weighted Average Energy Output - Unit #2                                                     120,040       118,280        117,840
  Firm Dispatch Energy Production                                                               99,000        99,000         99,000
  Hours Per Year Running Unit #1 (Full Load)                                                       809         4,565          4,664
  Hours Per Year Running Unit #2 (Full Load)                                                       491         2,895          3,061
  Availability Factor                                                                             96.5%         96.5%          96.4%
  Contract Heat Rate (BTU/KWH)                                                                   8,461         8,461          8,461
  Weighted Average Heat Rate - Unit #1 (BTU/KWH)                                                 7,939         8,048          8,075
  Weighted Average Heat Rate - Unit #2 (BTU/KWH)                                                 7,863         7,954          7,984
  Actual Annual Energy - Unit #1 (MWH)                                                          97,149       539,966        549,547
  Actual Annual Energy - Unit #2 (MWH)                                                          58,921       342,452        360,677
  Annual Fuel Usage - Unit #1 (DT's)                                                           771,263     4,345,650      4,437,592
  Annual Fuel Usage - Unit #2 (DT's)                                                           463,298     2,723,860      2,879,648

ELECTRICITY REVENUES - CAPACITY:
  Capital Costs/KW Month (Unadjusted Contract Year)                                             $13.74        $13.92         $14.12
  Capital Costs/KW Year                                                                         $27.48       $165.24        $167.44
  Capital Costs Per KWH                                                                       $0.03396      $0.03620       $0.03590
  GNP Deflator Adjustment/KW Year                                                                $1.52         $9.16          $9.28
  GNP Deflator Adjustment Per KWH                                                             $0.00188      $0.00201       $0.00199
  Interest Rate Adjustment/KW Year                                                              ($3.54)      ($21.29)       ($21.52)
  Interest Rate Adjustment Per KWH                                                           ($0.00438)    ($0.00466)     ($0.00461)
  Scheduled Adjustment/KW Year                                                                 ($26.72)      ($65.22)       ($69.57)
  Scheduled Adjustment Per KWH                                                               ($0.03301)    ($0.01429)     ($0.01492)
  Contingent Adjustment/KW Year                                                                  $0.00         $0.00          $0.00
  Contingent Adjustment Per KWH                                                               $0.00000      $0.00000       $0.00000
     Total Capacity Rate/KW Year                                                                ($1.26)       $87.90         $85.64
     Total Capacity Rate/KW Month                                                               ($0.10)        $7.32          $7.14
     Total Capacity Rate Per KWH                                                             ($0.00155)     $0.01925       $0.01836

Electricity Revenues - Energy:                       Escalation
  Energy Rate Per KWH (Weighted Average)                                                      $0.02331      $0.02302       $0.02395
  Variable O&M Rate Per KWH                                3.00%                              $0.00321      $0.00331       $0.00341
     Total Energy Rate Per KWH                                                                $0.02652      $0.02633       $0.02736

TOTAL ELECTRICITY REVENUES - CAPACITY & ENERGY                                                $0.02497      $0.04558       $0.04573

DISTILLED WATER REVENUES:
  Water Delivery (Days/Year)                                                                        25           150            150
  Daily Distilled Water Sales Volume (Gal)                                                      80,000        80,000         80,000
  Distilled Water Sales Price ($/000 Gal)                  0.00%                                 $1.50         $1.50          $1.50

CONTRACT FUEL RATES (ENERGY REVENUE):
  FGRR - Firm Gas Reserve Rate ($/DT)                                                            $2.80         $2.91          $3.03
  FGMR - Firm Gas Market Rate ($/DT)                                                             $2.35         $2.41          $2.52
  IGR - Interruptible Gas Rate ($/DT)                                                            $2.62         $2.69          $2.81
  OR - Oil Rate ($/DT)                                                                           $4.28         $4.19          $4.31

UNIT #1 - FUEL COST:
  FGRR (Reserves) %                                                                                 80%           57%            56%
  FGMR (Market) %                                                                                   20%           43%            44%
  Blended Unit #1 Rate  ($/DT)                                                                   $2.71         $2.70          $2.81
  Blended Unit #1 Rate ($/KWH)                                                                $0.02150      $0.02170       $0.02266

UNIT #2 - FUEL COST:
  IGR (Spot Gas) %                                                                                  92%           94%            94%
  OR (Fuel Oil) %                                                                                    8%            6%             6%
  Blended Unit #2 Rate  ($/DT)                                                                   $2.74         $2.78          $2.90
  Blended Unit #2 Rate ($/KWH)                                                                $0.02158      $0.02215       $0.02316

WATER USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           90,000        90,000         90,000
  Gallons Per Hour - Boiler Makeup                                                                   0             0              0
  Charles County Waste  Water Rate ($/000 Gallons)         1.50%                                 $1.97         $2.00          $2.03
  WSSC Water Usage Rate ($/000 Gallons)                    0.00%                                 $0.00         $0.00          $0.00

WATER DISCHARGE & CHEMICAL USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           17,000        17,000         17,000
  Gallons Per Hour - Boiler Makeup                                                                  21            21             21
  WSSC Water Discharge Rate ($/000 Gallons)                2.00%                                 $5.12         $5.22          $5.32
  Chemical Usage Rate ($/000 Gallons)                      3.00%                                 $2.10         $2.16          $2.22

DISTILLED WATER COSTS:
  Annual Operating Costs                                   3.00%                               $56,553      $339,316       $349,495

FIXED OPERATING EXPENSES:
  Firm Transportation                                                                         $434,618    $2,646,824     $2,686,526
  O&M Contract Costs                                       3.00%                              $254,800    $1,581,190     $1,628,626
  Consumables                                              3.00%                               $27,364      $587,352       $604,973
  Administrative Expenses                                  3.00%                               $39,700      $403,200       $415,296
  Insurance                                                3.00%                               $95,733      $488,600       $503,258
  Purchased Electricity                                    3.00%                               $77,350      $470,888       $485,015
  Property Taxes                                                                              $266,000    $2,620,500     $2,483,407

TURBINE OVERHAUL RESERVE:
  Overhaul Reserve - Beginning of Year               $5,000,000 Required Balance            $1,000,000    $1,125,000     $1,625,000
  Additions to Reserve                                       $0 Per Turbine Hour              $125,000    $1,500,000     $1,418,610
  Turbine Overhauls                                     100.00% of Contract Amount                  $0   ($1,000,000)     ($668,610)
  Reserve Disbursement                                                                              $0            $0             $0
  Overhaul Reserve - End of Year                                                            $1,125,000    $1,625,000     $2,375,000

LEASE RESERVE:
  Lease Reserve - Beginning of Year                                                         $2,400,000    $2,610,509     $5,213,486
  Additions to Reserve                                                                        $210,509    $2,602,976     $2,383,470
  Reserve Disbursement                                                                              $0            $0             $0
  Lease Reserve - End of Year                                                               $2,610,509    $5,213,486     $7,596,956
BASE CASE                                                                                           4             5              6
                                                                                            Year Ended    Year Ended     Year Ended
                                                                                              Dec-1999      Dec-2000       Dec-2001
OPERATING ASSUMPTIONS:                                                                      ----------------------------------------
  Capacity in Kilowatts                                                                        230,000       230,000        230,000
  Weighted Average Energy Output - Unit #1                                                     117,600       117,340        118,840
  Weighted Average Energy Output - Unit #2                                                     117,600       117,340        118,840
  Firm Dispatch Energy Production                                                               99,000        99,000         99,000
  Hours Per Year Running Unit #1 (Full Load)                                                     4,624         4,581          4,841
  Hours Per Year Running Unit #2 (Full Load)                                                     3,094         3,129          3,336
  Availability Factor                                                                             96.4%         96.4%          96.4%
  Contract Heat Rate (BTU/KWH)                                                                   8,461         8,461          8,461
  Weighted Average Heat Rate - Unit #1 (BTU/KWH)                                                 8,106         8,141          8,086
  Weighted Average Heat Rate - Unit #2 (BTU/KWH)                                                 8,011         8,041          8,024
  Actual Annual Energy - Unit #1 (MWH)                                                         543,799       537,563        575,269
  Actual Annual Energy - Unit #2 (MWH)                                                         363,899       367,155        396,414
  Annual Fuel Usage - Unit #1 (DT's)                                                         4,408,031     4,376,297      4,651,629
  Annual Fuel Usage - Unit #2 (DT's)                                                         2,915,191     2,952,292      3,180,823

ELECTRICITY REVENUES - CAPACITY:
  Capital Costs/KW Month (Unadjusted Contract Year)                                             $14.33        $16.97         $18.03
  Capital Costs/KW Year                                                                        $169.86       $177.24        $205.76
  Capital Costs Per KWH                                                                       $0.03673      $0.03869       $0.04251
  GNP Deflator Adjustment/KW Year                                                                $9.42         $9.83         $11.41
  GNP Deflator Adjustment Per KWH                                                             $0.00204      $0.00215       $0.00236
  Interest Rate Adjustment/KW Year                                                             ($21.88)      ($22.07)       ($22.27)
  Interest Rate Adjustment Per KWH                                                           ($0.00473)    ($0.00482)     ($0.00460)
  Scheduled Adjustment/KW Year                                                                   $0.00        ($4.35)         $8.70
  Scheduled Adjustment Per KWH                                                                $0.00000     ($0.00095)      $0.00180
  Contingent Adjustment/KW Year                                                                  $0.00         $0.00          $0.00
  Contingent Adjustment Per KWH                                                               $0.00000      $0.00000       $0.00000
     Total Capacity Rate/KW Year                                                               $157.40       $160.65        $203.59
     Total Capacity Rate/KW Month                                                               $13.12        $13.39         $16.97
     Total Capacity Rate Per KWH                                                              $0.03404      $0.03507       $0.04206

Electricity Revenues - Energy:                       Escalation
  Energy Rate Per KWH (Weighted Average)                                                      $0.02493      $0.02607       $0.02763
  Variable O&M Rate Per KWH                                3.00%                              $0.00351      $0.00362       $0.00373
     Total Energy Rate Per KWH                                                                $0.02845      $0.02968       $0.03136

TOTAL ELECTRICITY REVENUES - CAPACITY & ENERGY                                                $0.06249      $0.06475       $0.07342

DISTILLED WATER REVENUES:
  Water Delivery (Days/Year)                                                                       150           150            150
  Daily Distilled Water Sales Volume (Gal)                                                      80,000        80,000         80,000
  Distilled Water Sales Price ($/000 Gal)                  0.00%                                 $1.50         $1.50          $1.50

CONTRACT FUEL RATES (ENERGY REVENUE):
  FGRR - Firm Gas Reserve Rate ($/DT)                                                            $3.15         $3.28          $3.41
  FGMR - Firm Gas Market Rate ($/DT)                                                             $2.63         $2.80          $3.18
  IGR - Interruptible Gas Rate ($/DT)                                                            $2.93         $3.06          $3.18
  OR - Oil Rate ($/DT)                                                                           $4.43         $4.55          $4.73

UNIT #1 - FUEL COST:
  FGRR (Reserves) %                                                                                 57%           58%            54%
  FGMR (Market) %                                                                                   43%           42%            46%
  Blended Unit #1 Rate  ($/DT)                                                                   $2.93         $3.08          $3.30
  Blended Unit #1 Rate ($/KWH)                                                                $0.02372      $0.02504       $0.02670

UNIT #2 - FUEL COST:
  IGR (Spot Gas) %                                                                                  94%           95%            94%
  OR (Fuel Oil) %                                                                                    6%            5%             6%
  Blended Unit #2 Rate  ($/DT)                                                                   $3.02         $3.14          $3.27
  Blended Unit #2 Rate ($/KWH)                                                                $0.02419      $0.02526       $0.02626

WATER USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           90,000        90,000         90,000
  Gallons Per Hour - Boiler Makeup                                                                   0             0              0
  Charles County Waste  Water Rate ($/000 Gallons)         1.50%                                 $2.06         $2.09          $2.12
  WSSC Water Usage Rate ($/000 Gallons)                    0.00%                                 $0.00         $0.00          $0.00

WATER DISCHARGE & CHEMICAL USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           17,000        17,000         17,000
  Gallons Per Hour - Boiler Makeup                                                                  21            21             21
  WSSC Water Discharge Rate ($/000 Gallons)                2.00%                                 $5.43         $5.54          $5.65
  Chemical Usage Rate ($/000 Gallons)                      3.00%                                 $2.29         $2.36          $2.43

DISTILLED WATER COSTS:
  Annual Operating Costs                                   3.00%                              $359,980      $370,780       $381,903

FIXED OPERATING EXPENSES:
  Firm Transportation                                                                       $2,726,824    $2,767,727     $2,809,242
  O&M Contract Costs                                       3.00%                            $1,677,484    $1,727,809     $1,779,643
  Consumables                                              3.00%                              $623,122      $641,815       $661,070
  Administrative Expenses                                  3.00%                              $427,755      $440,588       $453,805
  Insurance                                                3.00%                              $518,356      $533,906       $549,924
  Purchased Electricity                                    3.00%                              $499,565      $514,552       $529,989
  Property Taxes                                                                            $2,339,772    $2,189,399     $2,032,074

TURBINE OVERHAUL RESERVE:
  Overhaul Reserve - Beginning of Year               $5,000,000 Required Balance            $2,375,000    $3,875,000     $5,000,000
  Additions to Reserve                                       $0 Per Turbine Hour            $2,245,573    $1,841,232     $2,190,936
  Turbine Overhauls                                     100.00% of Contract Amount           ($745,573)    ($716,232)   ($2,040,936)
  Reserve Disbursement                                                                              $0            $0             $0
  Overhaul Reserve - End of Year                                                            $3,875,000    $5,000,000     $5,150,000

LEASE RESERVE:
  Lease Reserve - Beginning of Year                                                         $7,596,956   $10,159,093    $11,981,381
  Additions to Reserve                                                                      $2,562,137    $1,822,288     $1,819,449
  Reserve Disbursement                                                                              $0            $0             $0
  Lease Reserve - End of Year                                                              $10,159,093   $11,981,381    $13,800,831
BASE CASE                                                                                           7             8              9
                                                                                            Year Ended    Year Ended     Year Ended
                                                                                              Dec-2002      Dec-2003       Dec-2004
OPERATING ASSUMPTIONS:                                                                      ----------------------------------------
  Capacity in Kilowatts                                                                        230,000       230,000        230,000
  Weighted Average Energy Output - Unit #1                                                     117,940       117,690        117,450
  Weighted Average Energy Output - Unit #2                                                     117,940       117,690        117,450
  Firm Dispatch Energy Production                                                               99,000        99,000         99,000
  Hours Per Year Running Unit #1 (Full Load)                                                     5,098         4,920          4,742
  Hours Per Year Running Unit #2 (Full Load)                                                     3,544         3,070          2,598
  Availability Factor                                                                             96.4%         96.5%          96.7%
  Contract Heat Rate (BTU/KWH)                                                                   8,461         8,461          8,461
  Weighted Average Heat Rate - Unit #1 (BTU/KWH)                                                 8,141         8,174          8,209
  Weighted Average Heat Rate - Unit #2 (BTU/KWH)                                                 8,053         8,077          8,103
  Actual Annual Energy - Unit #1 (MWH)                                                         601,249       579,052        556,957
  Actual Annual Energy - Unit #2 (MWH)                                                         418,016       361,319        305,119
  Annual Fuel Usage - Unit #1 (DT's)                                                         4,894,765     4,733,169      4,572,059
  Annual Fuel Usage - Unit #2 (DT's)                                                         3,366,286     2,918,370      2,472,377

ELECTRICITY REVENUES - CAPACITY:
  Capital Costs/KW Month (Unadjusted Contract Year)                                             $18.27        $18.27         $18.26
  Capital Costs/KW Year                                                                        $216.84       $219.24        $219.22
  Capital Costs Per KWH                                                                       $0.04253      $0.04456       $0.04623
  GNP Deflator Adjustment/KW Year                                                               $12.02        $12.16         $12.16
  GNP Deflator Adjustment Per KWH                                                             $0.00236      $0.00247       $0.00256
  Interest Rate Adjustment/KW Year                                                             ($22.47)      ($22.66)       ($22.86)
  Interest Rate Adjustment Per KWH                                                           ($0.00441)    ($0.00461)     ($0.00482)
  Scheduled Adjustment/KW Year                                                                   $0.00         $0.00          $0.00
  Scheduled Adjustment Per KWH                                                                $0.00000      $0.00000       $0.00000
  Contingent Adjustment/KW Year                                                                  $0.00         $0.00          $0.00
  Contingent Adjustment Per KWH                                                               $0.00000      $0.00000       $0.00000
     Total Capacity Rate/KW Year                                                               $206.40       $208.73        $208.51
     Total Capacity Rate/KW Month                                                               $17.20        $17.39         $17.38
     Total Capacity Rate Per KWH                                                              $0.04049      $0.04242       $0.04397

Electricity Revenues - Energy:                       Escalation
  Energy Rate Per KWH (Weighted Average)                                                      $0.02875      $0.02981       $0.03087
  Variable O&M Rate Per KWH                                3.00%                              $0.00384      $0.00395       $0.00407
     Total Energy Rate Per KWH                                                                $0.03259      $0.03376       $0.03494

TOTAL ELECTRICITY REVENUES - CAPACITY & ENERGY                                                $0.07308      $0.07619       $0.07892

DISTILLED WATER REVENUES:
  Water Delivery (Days/Year)                                                                       150           150            150
  Daily Distilled Water Sales Volume (Gal)                                                      80,000        80,000         80,000
  Distilled Water Sales Price ($/000 Gal)                  0.00%                                 $1.50         $1.50          $1.50

CONTRACT FUEL RATES (ENERGY REVENUE):
  FGRR - Firm Gas Reserve Rate ($/DT)                                                            $3.54         $3.61          $3.69
  FGMR - Firm Gas Market Rate ($/DT)                                                             $3.31         $3.45          $3.59
  IGR - Interruptible Gas Rate ($/DT)                                                            $3.31         $3.45          $3.59
  OR - Oil Rate ($/DT)                                                                           $4.91         $5.10          $5.30

UNIT #1 - FUEL COST:
  FGRR (Reserves) %                                                                                 52%           53%            56%
  FGMR (Market) %                                                                                   48%           47%            44%
  Blended Unit #1 Rate  ($/DT)                                                                   $3.43         $3.54          $3.65
  Blended Unit #1 Rate ($/KWH)                                                                $0.02791      $0.02891       $0.02993

UNIT #2 - FUEL COST:
  IGR (Spot Gas) %                                                                                  94%           93%            93%
  OR (Fuel Oil) %                                                                                    6%            7%             7%
  Blended Unit #2 Rate  ($/DT)                                                                   $3.42         $3.56          $3.71
  Blended Unit #2 Rate ($/KWH)                                                                $0.02752      $0.02876       $0.03008

WATER USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           90,000        90,000         90,000
  Gallons Per Hour - Boiler Makeup                                                                   0             0              0
  Charles County Waste  Water Rate ($/000 Gallons)         1.50%                                 $2.15         $2.19          $2.22
  WSSC Water Usage Rate ($/000 Gallons)                    0.00%                                 $0.00         $0.00          $0.00

WATER DISCHARGE & CHEMICAL USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           17,000        17,000         17,000
  Gallons Per Hour - Boiler Makeup                                                                  21            21             21
  WSSC Water Discharge Rate ($/000 Gallons)                2.00%                                 $5.76         $5.88          $5.99
  Chemical Usage Rate ($/000 Gallons)                      3.00%                                 $2.50         $2.58          $2.66

DISTILLED WATER COSTS:
  Annual Operating Costs                                   3.00%                              $393,360      $405,161       $417,316

FIXED OPERATING EXPENSES:
  Firm Transportation                                                                       $2,851,381    $2,894,152     $2,937,564
  O&M Contract Costs                                       3.00%                            $1,833,033    $1,888,024     $1,944,664
  Consumables                                              3.00%                              $680,902      $701,329       $722,369
  Administrative Expenses                                  3.00%                              $467,419      $481,442       $495,885
  Insurance                                                3.00%                              $566,421      $583,414       $600,916
  Purchased Electricity                                    3.00%                              $545,888      $562,265       $579,133
  Property Taxes                                                                            $1,867,581    $1,695,695     $1,599,555

TURBINE OVERHAUL RESERVE:
  Overhaul Reserve - Beginning of Year               $5,000,000 Required Balance            $5,150,000    $5,304,500     $5,463,635
  Additions to Reserve                                       $0 Per Turbine Hour            $1,515,589      $953,234     $1,049,415
  Turbine Overhauls                                     100.00% of Contract Amount         ($1,361,089)    ($794,099)     ($885,506)
  Reserve Disbursement                                                                              $0            $0             $0
  Overhaul Reserve - End of Year                                                            $5,304,500    $5,463,635     $5,627,544

LEASE RESERVE:
  Lease Reserve - Beginning of Year                                                        $13,800,831   $13,961,310    $13,840,795
  Additions to Reserve                                                                        $160,479            $0             $0
  Reserve Disbursement                                                                              $0     ($120,515)      ($76,199)
  Lease Reserve - End of Year                                                              $13,961,310   $13,840,795    $13,764,595
BASE CASE                                                                                          10            11             12
                                                                                            Year Ended    Year Ended     Year Ended
                                                                                              Dec-2005      Dec-2006       Dec-2007
OPERATING ASSUMPTIONS:                                                                      ----------------------------------------
  Capacity in Kilowatts                                                                        230,000       230,000        230,000
  Weighted Average Energy Output - Unit #1                                                     120,000       118,120        117,760
  Weighted Average Energy Output - Unit #2                                                     120,000       118,120        117,760
  Firm Dispatch Energy Production                                                               99,000        99,000         99,000
  Hours Per Year Running Unit #1 (Full Load)                                                     4,791         4,838          4,728
  Hours Per Year Running Unit #2 (Full Load)                                                     2,859         3,121          3,027
  Availability Factor                                                                             96.6%         96.5%          96.5%
  Contract Heat Rate (BTU/KWH)                                                                   8,461         8,461          8,461
  Weighted Average Heat Rate - Unit #1 (BTU/KWH)                                                 8,166         8,051          8,085
  Weighted Average Heat Rate - Unit #2 (BTU/KWH)                                                 8,131         8,029          7,997
  Actual Annual Energy - Unit #1 (MWH)                                                         574,883       571,503        556,780
  Actual Annual Energy - Unit #2 (MWH)                                                         343,023       368,668        356,443
  Annual Fuel Usage - Unit #1 (DT's)                                                         4,694,496     4,601,171      4,501,569
  Annual Fuel Usage - Unit #2 (DT's)                                                         2,789,122     2,960,039      2,850,472

ELECTRICITY REVENUES - CAPACITY:
  Capital Costs/KW Month (Unadjusted Contract Year)                                             $18.26        $19.10         $19.10
  Capital Costs/KW Year                                                                        $219.12       $220.80        $229.20
  Capital Costs Per KWH                                                                       $0.04574      $0.04564       $0.04848
  GNP Deflator Adjustment/KW Year                                                               $12.15        $12.24         $12.71
  GNP Deflator Adjustment Per KWH                                                             $0.00254      $0.00253       $0.00269
  Interest Rate Adjustment/KW Year                                                             ($23.09)      ($23.45)       ($23.65)
  Interest Rate Adjustment Per KWH                                                           ($0.00482)    ($0.00485)     ($0.00500)
  Scheduled Adjustment/KW Year                                                                   $0.00         $1.20          $8.04
  Scheduled Adjustment Per KWH                                                                $0.00000      $0.00025       $0.00170
  Contingent Adjustment/KW Year                                                                  $0.00        ($2.33)       ($15.71)
  Contingent Adjustment Per KWH                                                               $0.00000     ($0.00048)     ($0.00332)
     Total Capacity Rate/KW Year                                                               $208.18       $208.46        $210.59
     Total Capacity Rate/KW Month                                                               $17.35        $17.37         $17.55
     Total Capacity Rate Per KWH                                                              $0.04345      $0.04308       $0.04454

Electricity Revenues - Energy:                       Escalation
  Energy Rate Per KWH (Weighted Average)                                                      $0.03200      $0.03323       $0.03441
  Variable O&M Rate Per KWH                                3.00%                              $0.00419      $0.00432       $0.00445
     Total Energy Rate Per KWH                                                                $0.03619      $0.03755       $0.03886

TOTAL ELECTRICITY REVENUES - CAPACITY & ENERGY                                                $0.07965      $0.08064       $0.08340

DISTILLED WATER REVENUES:
  Water Delivery (Days/Year)                                                                       150           150            150
  Daily Distilled Water Sales Volume (Gal)                                                      80,000        80,000         80,000
  Distilled Water Sales Price ($/000 Gal)                  0.00%                                 $1.50         $1.50          $1.50

CONTRACT FUEL RATES (ENERGY REVENUE):
  FGRR - Firm Gas Reserve Rate ($/DT)                                                            $3.76         $3.83          $3.91
  FGMR - Firm Gas Market Rate ($/DT)                                                             $3.74         $3.90          $4.06
  IGR - Interruptible Gas Rate ($/DT)                                                            $3.74         $3.89          $4.05
  OR - Oil Rate ($/DT)                                                                           $5.50         $5.72          $5.93

UNIT #1 - FUEL COST:
  FGRR (Reserves) %                                                                                 54%           54%            56%
  FGMR (Market) %                                                                                   46%           46%            44%
  Blended Unit #1 Rate  ($/DT)                                                                   $3.75         $3.86          $3.98
  Blended Unit #1 Rate ($/KWH)                                                                $0.03060      $0.03108       $0.03214

UNIT #2 - FUEL COST:
  IGR (Spot Gas) %                                                                                  92%           91%            90%
  OR (Fuel Oil) %                                                                                    8%            9%            10%
  Blended Unit #2 Rate  ($/DT)                                                                   $3.88         $4.06          $4.23
  Blended Unit #2 Rate ($/KWH)                                                                $0.03158      $0.03262       $0.03386

WATER USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           90,000        90,000         90,000
  Gallons Per Hour - Boiler Makeup                                                                   0             0              0
  Charles County Waste  Water Rate ($/000 Gallons)         1.50%                                 $2.25         $2.29          $2.32
  WSSC Water Usage Rate ($/000 Gallons)                    0.00%                                 $0.00         $0.00          $0.00

WATER DISCHARGE & CHEMICAL USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           17,000        17,000         17,000
  Gallons Per Hour - Boiler Makeup                                                                  21            21             21
  WSSC Water Discharge Rate ($/000 Gallons)                2.00%                                 $6.11         $6.24          $6.36
  Chemical Usage Rate ($/000 Gallons)                      3.00%                                 $2.74         $2.82          $2.90

DISTILLED WATER COSTS:
  Annual Operating Costs                                   3.00%                              $429,835      $442,730       $456,012

FIXED OPERATING EXPENSES:
  Firm Transportation                                                                       $2,981,627    $3,026,352     $3,071,747
  O&M Contract Costs                                       3.00%                            $2,003,004    $2,063,094     $2,124,987
  Consumables                                              3.00%                              $744,040      $766,361       $789,352
  Administrative Expenses                                  3.00%                              $510,762      $526,085       $541,867
  Insurance                                                3.00%                              $618,944      $637,512       $656,638
  Purchased Electricity                                    3.00%                              $596,507      $614,402       $632,834
  Property Taxes                                                                            $1,583,926    $1,567,032     $1,532,315

TURBINE OVERHAUL RESERVE:
  Overhaul Reserve - Beginning of Year               $5,000,000 Required Balance            $5,627,544    $5,796,370     $5,970,261
  Additions to Reserve                                       $0 Per Turbine Hour            $3,622,816    $3,816,916     $1,090,355
  Turbine Overhauls                                     100.00% of Contract Amount         ($3,453,990)  ($3,643,025)     ($911,247)
  Reserve Disbursement                                                                              $0            $0             $0
  Overhaul Reserve - End of Year                                                            $5,796,370    $5,970,261     $6,149,369

LEASE RESERVE:
  Lease Reserve - Beginning of Year                                                        $13,764,595   $13,947,651    $14,564,920
  Additions to Reserve                                                                        $183,056      $617,269       $585,055
  Reserve Disbursement                                                                              $0            $0             $0
  Lease Reserve - End of Year                                                              $13,947,651   $14,564,920    $15,149,975
BASE CASE                                                                                          13            14             15
                                                                                            Year Ended    Year Ended     Year Ended
                                                                                              Dec-2008      Dec-2009       Dec-2010
OPERATING ASSUMPTIONS:                                                                      ----------------------------------------
  Capacity in Kilowatts                                                                        230,000       230,000        230,000
  Weighted Average Energy Output - Unit #1                                                     117,530       117,270        118,400
  Weighted Average Energy Output - Unit #2                                                     117,530       117,270        118,400
  Firm Dispatch Energy Production                                                               99,000        99,000         99,000
  Hours Per Year Running Unit #1 (Full Load)                                                     4,626         4,531          4,443
  Hours Per Year Running Unit #2 (Full Load)                                                     2,937         2,852          2,771
  Availability Factor                                                                             96.5%         96.5%          96.5%
  Contract Heat Rate (BTU/KWH)                                                                   8,461         8,461          8,461
  Weighted Average Heat Rate - Unit #1 (BTU/KWH)                                                 8,119         8,153          8,118
  Weighted Average Heat Rate - Unit #2 (BTU/KWH)                                                 7,997         8,021          8,045
  Actual Annual Energy - Unit #1 (MWH)                                                         543,639       531,401        526,078
  Actual Annual Energy - Unit #2 (MWH)                                                         345,215       334,409        328,056
  Annual Fuel Usage - Unit #1 (DT's)                                                         4,413,806     4,332,509      4,270,705
  Annual Fuel Usage - Unit #2 (DT's)                                                         2,760,688     2,682,297      2,639,213

ELECTRICITY REVENUES - CAPACITY:
  Capital Costs/KW Month (Unadjusted Contract Year)                                             $19.18        $20.02         $20.57
  Capital Costs/KW Year                                                                        $229.36       $231.84        $241.34
  Capital Costs Per KWH                                                                       $0.04959      $0.05116       $0.05432
  GNP Deflator Adjustment/KW Year                                                               $12.72        $12.86         $13.38
  GNP Deflator Adjustment Per KWH                                                             $0.00275      $0.00284       $0.00301
  Interest Rate Adjustment/KW Year                                                             ($23.85)      ($24.04)       ($24.21)
  Interest Rate Adjustment Per KWH                                                           ($0.00516)    ($0.00531)     ($0.00545)
  Scheduled Adjustment/KW Year                                                                  $13.26        $18.48         $23.70
  Scheduled Adjustment Per KWH                                                                $0.00287      $0.00408       $0.00533
  Contingent Adjustment/KW Year                                                                ($25.95)      ($36.24)       ($46.03)
  Contingent Adjustment Per KWH                                                              ($0.00561)    ($0.00800)     ($0.01036)
     Total Capacity Rate/KW Year                                                               $205.54       $202.89        $208.18
     Total Capacity Rate/KW Month                                                               $17.13        $16.91         $17.35
     Total Capacity Rate Per KWH                                                              $0.04444      $0.04477       $0.04685

Electricity Revenues - Energy:                       Escalation
  Energy Rate Per KWH (Weighted Average)                                                      $0.03565      $0.03684       $0.03813
  Variable O&M Rate Per KWH                                3.00%                              $0.00458      $0.00472       $0.00486
     Total Energy Rate Per KWH                                                                $0.04023      $0.04156       $0.04300

TOTAL ELECTRICITY REVENUES - CAPACITY & ENERGY                                                $0.08467      $0.08634       $0.08985

DISTILLED WATER REVENUES:
  Water Delivery (Days/Year)                                                                       150           150            150
  Daily Distilled Water Sales Volume (Gal)                                                      80,000        80,000         80,000
  Distilled Water Sales Price ($/000 Gal)                  0.00%                                 $1.50         $1.50          $1.50

CONTRACT FUEL RATES (ENERGY REVENUE):
  FGRR - Firm Gas Reserve Rate ($/DT)                                                            $3.99         $4.07          $4.15
  FGMR - Firm Gas Market Rate ($/DT)                                                             $4.23         $4.40          $4.59
  IGR - Interruptible Gas Rate ($/DT)                                                            $4.22         $4.39          $4.58
  OR - Oil Rate ($/DT)                                                                           $6.16         $6.40          $6.64

UNIT #1 - FUEL COST:
  FGRR (Reserves) %                                                                                 57%           58%            59%
  FGMR (Market) %                                                                                   43%           42%            41%
  Blended Unit #1 Rate  ($/DT)                                                                   $4.10         $4.21          $4.33
  Blended Unit #1 Rate ($/KWH)                                                                $0.03326      $0.03432       $0.03515

UNIT #2 - FUEL COST:
  IGR (Spot Gas) %                                                                                  90%           90%            90%
  OR (Fuel Oil) %                                                                                   10%           10%            10%
  Blended Unit #2 Rate  ($/DT)                                                                   $4.41         $4.59          $4.79
  Blended Unit #2 Rate ($/KWH)                                                                $0.03528      $0.03683       $0.03852

WATER USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           90,000        90,000         90,000
  Gallons Per Hour - Boiler Makeup                                                                   0             0              0
  Charles County Waste  Water Rate ($/000 Gallons)         1.50%                                 $2.36         $2.39          $2.43
  WSSC Water Usage Rate ($/000 Gallons)                    0.00%                                 $0.00         $0.00          $0.00

WATER DISCHARGE & CHEMICAL USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           17,000        17,000         17,000
  Gallons Per Hour - Boiler Makeup                                                                  21            21             21
  WSSC Water Discharge Rate ($/000 Gallons)                2.00%                                 $6.49         $6.62          $6.75
  Chemical Usage Rate ($/000 Gallons)                      3.00%                                 $2.99         $3.08          $3.17

DISTILLED WATER COSTS:
  Annual Operating Costs                                   3.00%                              $469,693      $483,783       $498,297

FIXED OPERATING EXPENSES:
  Firm Transportation                                                                       $3,117,823    $3,164,591     $3,212,060
  O&M Contract Costs                                       3.00%                            $2,188,737    $2,254,399     $2,322,031
  Consumables                                              3.00%                              $813,033      $837,424       $862,546
  Administrative Expenses                                  3.00%                              $558,123      $574,867       $592,113
  Insurance                                                3.00%                              $676,337      $696,627       $717,526
  Purchased Electricity                                    3.00%                              $651,819      $671,374       $691,515
  Property Taxes                                                                            $1,512,427    $1,491,130     $1,468,376

TURBINE OVERHAUL RESERVE:
  Overhaul Reserve - Beginning of Year               $5,000,000 Required Balance            $6,149,369    $6,333,850     $6,523,866
  Additions to Reserve                                       $0 Per Turbine Hour            $1,857,606    $1,166,166     $2,812,214
  Turbine Overhauls                                     100.00% of Contract Amount         ($1,673,125)    ($976,150)   ($2,616,498)
  Reserve Disbursement                                                                              $0            $0             $0
  Overhaul Reserve - End of Year                                                            $6,333,850    $6,523,866     $6,719,582

LEASE RESERVE:
  Lease Reserve - Beginning of Year                                                        $15,149,975   $15,453,391    $16,124,322
  Additions to Reserve                                                                        $303,416      $670,931     $1,159,304
  Reserve Disbursement                                                                              $0            $0             $0
  Lease Reserve - End of Year                                                              $15,453,391   $16,124,322    $17,283,626
BASE CASE                                                                                          16            17             18
                                                                                            Year Ended    Year Ended     Year Ended
                                                                                              Dec-2011      Dec-2012       Dec-2013
OPERATING ASSUMPTIONS:                                                                      ----------------------------------------
  Capacity in Kilowatts                                                                        230,000       230,000        230,000
  Weighted Average Energy Output - Unit #1                                                     117,860       117,620        117,380
  Weighted Average Energy Output - Unit #2                                                     117,860       117,620        117,380
  Firm Dispatch Energy Production                                                               99,000        99,000         99,000
  Hours Per Year Running Unit #1 (Full Load)                                                     4,324         4,218          4,126
  Hours Per Year Running Unit #2 (Full Load)                                                     2,628         2,492          2,366
  Availability Factor                                                                             96.5%         96.6%          96.6%
  Contract Heat Rate (BTU/KWH)                                                                   8,461         8,461          8,461
  Weighted Average Heat Rate - Unit #1 (BTU/KWH)                                                 8,151         8,183          8,216
  Weighted Average Heat Rate - Unit #2 (BTU/KWH)                                                 8,020         8,049          8,067
  Actual Annual Energy - Unit #1 (MWH)                                                         509,582       496,163        484,358
  Actual Annual Energy - Unit #2 (MWH)                                                         309,709       293,132        277,719
  Annual Fuel Usage - Unit #1 (DT's)                                                         4,153,606     4,060,098      3,979,484
  Annual Fuel Usage - Unit #2 (DT's)                                                         2,483,864     2,359,423      2,240,357

ELECTRICITY REVENUES - CAPACITY:
  Capital Costs/KW Month (Unadjusted Contract Year)                                             $22.79        $23.35         $23.63
  Capital Costs/KW Year                                                                        $251.28       $274.60        $280.76
  Capital Costs Per KWH                                                                       $0.05812      $0.06510       $0.06804
  GNP Deflator Adjustment/KW Year                                                               $13.93        $15.23         $15.57
  GNP Deflator Adjustment Per KWH                                                             $0.00322      $0.00361       $0.00377
  Interest Rate Adjustment/KW Year                                                             ($24.21)      ($24.21)       ($24.21)
  Interest Rate Adjustment Per KWH                                                           ($0.00560)    ($0.00574)     ($0.00587)
  Scheduled Adjustment/KW Year                                                                  $28.91        $34.13         $39.35
  Scheduled Adjustment Per KWH                                                                $0.00669      $0.00809       $0.00954
  Contingent Adjustment/KW Year                                                                ($68.28)     ($136.32)      ($136.60)
  Contingent Adjustment Per KWH                                                              ($0.01579)    ($0.03232)     ($0.03310)
     Total Capacity Rate/KW Year                                                               $201.64       $163.43        $174.87
     Total Capacity Rate/KW Month                                                               $16.80        $13.62         $14.57
     Total Capacity Rate Per KWH                                                              $0.04664      $0.03874       $0.04238

Electricity Revenues - Energy:                       Escalation
  Energy Rate Per KWH (Weighted Average)                                                      $0.03996      $0.04220       $0.04366
  Variable O&M Rate Per KWH                                3.00%                              $0.00501      $0.00516       $0.00531
     Total Energy Rate Per KWH                                                                $0.04497      $0.04736       $0.04897

TOTAL ELECTRICITY REVENUES - CAPACITY & ENERGY                                                $0.09160      $0.08610       $0.09135

DISTILLED WATER REVENUES:
  Water Delivery (Days/Year)                                                                       150           150            150
  Daily Distilled Water Sales Volume (Gal)                                                      80,000        80,000         80,000
  Distilled Water Sales Price ($/000 Gal)                  0.00%                                 $1.50         $1.50          $1.50

CONTRACT FUEL RATES (ENERGY REVENUE):
  FGRR - Firm Gas Reserve Rate ($/DT)                                                            $4.23         $4.32          $4.41
  FGMR - Firm Gas Market Rate ($/DT)                                                             $4.76         $4.93          $5.10
  IGR - Interruptible Gas Rate ($/DT)                                                            $4.74         $4.91          $5.09
  OR - Oil Rate ($/DT)                                                                           $6.89         $7.16          $7.43

UNIT #1 - FUEL COST:
  FGRR (Reserves) %                                                                                 25%            0%             0%
  FGMR (Market) %                                                                                   75%          100%           100%
  Blended Unit #1 Rate  ($/DT)                                                                   $4.63         $4.93          $5.10
  Blended Unit #1 Rate ($/KWH)                                                                $0.03770      $0.04033       $0.04194

UNIT #2 - FUEL COST:
  IGR (Spot Gas) %                                                                                  90%           90%            90%
  OR (Fuel Oil) %                                                                                   10%           10%            10%
  Blended Unit #2 Rate  ($/DT)                                                                   $4.96         $5.13          $5.31
  Blended Unit #2 Rate ($/KWH)                                                                $0.03976      $0.04130       $0.04285

WATER USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           90,000        90,000         90,000
  Gallons Per Hour - Boiler Makeup                                                                   0             0              0
  Charles County Waste  Water Rate ($/000 Gallons)         1.50%                                 $2.46         $2.50          $2.54
  WSSC Water Usage Rate ($/000 Gallons)                    0.00%                                 $0.00         $0.00          $0.00

WATER DISCHARGE & CHEMICAL USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           17,000        17,000         17,000
  Gallons Per Hour - Boiler Makeup                                                                  21            21             21
  WSSC Water Discharge Rate ($/000 Gallons)                2.00%                                 $6.88         $7.02          $7.16
  Chemical Usage Rate ($/000 Gallons)                      3.00%                                 $3.27         $3.37          $3.47

DISTILLED WATER COSTS:
  Annual Operating Costs                                   3.00%                              $513,246      $528,643       $544,503

FIXED OPERATING EXPENSES:
  Firm Transportation                                                                       $3,260,240    $3,309,144     $3,358,781
  O&M Contract Costs                                       3.00%                            $2,391,692    $2,463,442     $2,537,346
  Consumables                                              3.00%                              $888,423      $915,075       $942,528
  Administrative Expenses                                  3.00%                              $609,876      $628,172       $647,018
  Insurance                                                3.00%                              $739,051      $761,223       $784,060
  Purchased Electricity                                    3.00%                              $712,260      $733,628       $755,637
  Property Taxes                                                                            $1,444,116    $1,418,298     $1,390,870

TURBINE OVERHAUL RESERVE:
  Overhaul Reserve - Beginning of Year               $5,000,000 Required Balance            $6,719,582    $6,921,169     $7,128,804
  Additions to Reserve                                       $0 Per Turbine Hour            $2,828,729    $1,373,678     $1,334,019
  Turbine Overhauls                                     100.00% of Contract Amount         ($2,627,141)  ($1,166,043)   ($1,120,155)
  Reserve Disbursement                                                                              $0            $0             $0
  Overhaul Reserve - End of Year                                                            $6,921,169    $7,128,804     $7,342,669

LEASE RESERVE:
  Lease Reserve - Beginning of Year                                                        $17,283,626   $19,089,900    $20,573,165
  Additions to Reserve                                                                      $1,806,273    $1,483,266       $575,491
  Reserve Disbursement                                                                              $0            $0             $0
  Lease Reserve - End of Year                                                              $19,089,900   $20,573,165    $21,148,656
BASE CASE                                                                                          19            20             21
                                                                                            Year Ended    Year Ended     Year Ended
                                                                                              Dec-2014      Dec-2015       Dec-2016
OPERATING ASSUMPTIONS:                                                                      ----------------------------------------
  Capacity in Kilowatts                                                                        230,000       230,000        230,000
  Weighted Average Energy Output - Unit #1                                                     119,240       118,000        117,750
  Weighted Average Energy Output - Unit #2                                                     119,240       118,000        117,750
  Firm Dispatch Energy Production                                                               99,000        99,000         99,000
  Hours Per Year Running Unit #1 (Full Load)                                                     4,050         3,992          3,961
  Hours Per Year Running Unit #2 (Full Load)                                                     2,246         2,134          2,190
  Availability Factor                                                                             96.6%         96.7%          96.6%
  Contract Heat Rate (BTU/KWH)                                                                   8,461         8,461          8,461
  Weighted Average Heat Rate - Unit #1 (BTU/KWH)                                                 8,134         8,053          8,085
  Weighted Average Heat Rate - Unit #2 (BTU/KWH)                                                 8,087         8,108          8,008
  Actual Annual Energy - Unit #1 (MWH)                                                         482,917       471,025        466,466
  Actual Annual Energy - Unit #2 (MWH)                                                         267,858       251,833        257,906
  Annual Fuel Usage - Unit #1 (DT's)                                                         3,928,047     3,793,163      3,771,378
  Annual Fuel Usage - Unit #2 (DT's)                                                         2,166,167     2,041,865      2,065,312

ELECTRICITY REVENUES - CAPACITY:
  Capital Costs/KW Month (Unadjusted Contract Year)                                             $22.69        $18.83         $19.14
  Capital Costs/KW Year                                                                        $281.68       $264.56        $226.58
  Capital Costs Per KWH                                                                       $0.06955      $0.06628       $0.05720
  GNP Deflator Adjustment/KW Year                                                               $15.62        $14.67         $12.56
  GNP Deflator Adjustment Per KWH                                                             $0.00386      $0.00368       $0.00317
  Interest Rate Adjustment/KW Year                                                             ($24.21)      ($21.94)       ($10.63)
  Interest Rate Adjustment Per KWH                                                           ($0.00598)    ($0.00550)     ($0.00268)
  Scheduled Adjustment/KW Year                                                                  $44.57        $49.78         $55.00
  Scheduled Adjustment Per KWH                                                                $0.01100      $0.01247       $0.01388
  Contingent Adjustment/KW Year                                                               ($134.47)     ($135.88)      ($136.17)
  Contingent Adjustment Per KWH                                                              ($0.03320)    ($0.03404)     ($0.03437)
     Total Capacity Rate/KW Year                                                               $183.19       $171.18        $147.34
     Total Capacity Rate/KW Month                                                               $15.27        $14.27         $12.28
     Total Capacity Rate Per KWH                                                              $0.04523      $0.04288       $0.03719

Electricity Revenues - Energy:                       Escalation
  Energy Rate Per KWH (Weighted Average)                                                      $0.04517      $0.04674       $0.04837
  Variable O&M Rate Per KWH                                3.00%                              $0.00547      $0.00564       $0.00581
     Total Energy Rate Per KWH                                                                $0.05064      $0.05237       $0.05418

TOTAL ELECTRICITY REVENUES - CAPACITY & ENERGY                                                $0.09587      $0.09526       $0.09137

DISTILLED WATER REVENUES:
  Water Delivery (Days/Year)                                                                       150           150            150
  Daily Distilled Water Sales Volume (Gal)                                                      80,000        80,000         80,000
  Distilled Water Sales Price ($/000 Gal)                  0.00%                                 $1.50         $1.50          $1.50

CONTRACT FUEL RATES (ENERGY REVENUE):
  FGRR - Firm Gas Reserve Rate ($/DT)                                                            $4.49         $4.58          $4.67
  FGMR - Firm Gas Market Rate ($/DT)                                                             $5.29         $5.48          $5.67
  IGR - Interruptible Gas Rate ($/DT)                                                            $5.27         $5.45          $5.65
  OR - Oil Rate ($/DT)                                                                           $7.72         $8.02          $8.32

UNIT #1 - FUEL COST:
  FGRR (Reserves) %                                                                                  0%            0%             0%
  FGMR (Market) %                                                                                  100%          100%           100%
  Blended Unit #1 Rate  ($/DT)                                                                   $5.29         $5.48          $5.67
  Blended Unit #1 Rate ($/KWH)                                                                $0.04301      $0.04410       $0.04586

UNIT #2 - FUEL COST:
  IGR (Spot Gas) %                                                                                  91%           91%            91%
  OR (Fuel Oil) %                                                                                    9%            9%             9%
  Blended Unit #2 Rate  ($/DT)                                                                   $5.50         $5.69          $5.89
  Blended Unit #2 Rate ($/KWH)                                                                $0.04446      $0.04613       $0.04714

WATER USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           90,000        90,000         90,000
  Gallons Per Hour - Boiler Makeup                                                                   0             0              0
  Charles County Waste  Water Rate ($/000 Gallons)         1.50%                                 $2.58         $2.61          $2.65
  WSSC Water Usage Rate ($/000 Gallons)                    0.00%                                 $0.00         $0.00          $0.00

WATER DISCHARGE & CHEMICAL USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           17,000        17,000         17,000
  Gallons Per Hour - Boiler Makeup                                                                  21            21             21
  WSSC Water Discharge Rate ($/000 Gallons)                2.00%                                 $7.31         $7.45          $7.60
  Chemical Usage Rate ($/000 Gallons)                      3.00%                                 $3.57         $3.68          $3.79

DISTILLED WATER COSTS:
  Annual Operating Costs                                   3.00%                              $560,838      $577,663       $594,993

FIXED OPERATING EXPENSES:
  Firm Transportation                                                                       $3,409,163    $3,460,300     $3,512,205
  O&M Contract Costs                                       3.00%                            $2,613,466    $2,691,870     $2,772,626
  Consumables                                              3.00%                              $970,803      $999,927     $1,029,925
  Administrative Expenses                                  3.00%                              $666,428      $686,421       $707,014
  Insurance                                                3.00%                              $807,581      $831,809       $856,763
  Purchased Electricity                                    3.00%                              $778,306      $801,655       $825,705
  Property Taxes                                                                            $1,361,777    $1,330,965     $1,298,375

TURBINE OVERHAUL RESERVE:
  Overhaul Reserve - Beginning of Year               $5,000,000 Required Balance            $7,342,669    $7,562,949     $7,789,837
  Additions to Reserve                                       $0 Per Turbine Hour            $5,825,052    $1,426,826     $5,372,541
  Turbine Overhauls                                     100.00% of Contract Amount         ($5,604,772)  ($1,199,938)   ($5,138,846)
  Reserve Disbursement                                                                              $0            $0             $0
  Overhaul Reserve - End of Year                                                            $7,562,949    $7,789,837     $8,023,532

LEASE RESERVE:
  Lease Reserve - Beginning of Year                                                        $21,148,656   $20,976,909    $19,721,252
  Additions to Reserve                                                                              $0            $0             $0
  Reserve Disbursement                                                                       ($171,747)  ($1,255,657)  ($12,429,319)
  Lease Reserve - End of Year                                                              $20,976,909   $19,721,252     $7,291,933
BASE CASE                                                                                          22            23             24
                                                                                            Year Ended    Year Ended     Year Ended
                                                                                              Dec-2017      Dec-2018       Dec-2019
OPERATING ASSUMPTIONS:                                                                      ----------------------------------------
  Capacity in Kilowatts                                                                        230,000       230,000        230,000
  Weighted Average Energy Output - Unit #1                                                     117,540       117,300        118,680
  Weighted Average Energy Output - Unit #2                                                     117,540       117,300        118,680
  Firm Dispatch Energy Production                                                               99,000        99,000         99,000
  Hours Per Year Running Unit #1 (Full Load)                                                     3,935         3,909          3,886
  Hours Per Year Running Unit #2 (Full Load)                                                     2,250         2,314          2,379
  Availability Factor                                                                             96.6%         96.6%          96.5%
  Contract Heat Rate (BTU/KWH)                                                                   8,461         8,461          8,461
  Weighted Average Heat Rate - Unit #1 (BTU/KWH)                                                 8,118         8,148          8,091
  Weighted Average Heat Rate - Unit #2 (BTU/KWH)                                                 7,968         7,986          8,006
  Actual Annual Energy - Unit #1 (MWH)                                                         462,470       458,482        461,164
  Actual Annual Energy - Unit #2 (MWH)                                                         264,476       271,386        282,326
  Annual Fuel Usage - Unit #1 (DT's)                                                         3,754,328     3,735,708      3,731,278
  Annual Fuel Usage - Unit #2 (DT's)                                                         2,107,345     2,167,289      2,260,302

ELECTRICITY REVENUES - CAPACITY:
  Capital Costs/KW Month (Unadjusted Contract Year)                                             $19.48        $19.83         $20.19
  Capital Costs/KW Year                                                                        $230.36       $234.46        $238.68
  Capital Costs Per KWH                                                                       $0.05855      $0.05999       $0.06142
  GNP Deflator Adjustment/KW Year                                                               $12.77        $13.00         $13.23
  GNP Deflator Adjustment Per KWH                                                             $0.00325      $0.00333       $0.00341
  Interest Rate Adjustment/KW Year                                                             ($10.63)      ($10.63)       ($10.63)
  Interest Rate Adjustment Per KWH                                                           ($0.00270)    ($0.00272)     ($0.00273)
  Scheduled Adjustment/KW Year                                                                  $60.22        $65.43         $70.65
  Scheduled Adjustment Per KWH                                                                $0.01530      $0.01674       $0.01818
  Contingent Adjustment/KW Year                                                               ($136.42)     ($136.70)      ($135.11)
  Contingent Adjustment Per KWH                                                              ($0.03467)    ($0.03497)     ($0.03477)
     Total Capacity Rate/KW Year                                                               $156.31       $165.57        $176.83
     Total Capacity Rate/KW Month                                                               $13.03        $13.80         $14.74
     Total Capacity Rate Per KWH                                                              $0.03973      $0.04236       $0.04551

Electricity Revenues - Energy:                       Escalation
  Energy Rate Per KWH (Weighted Average)                                                      $0.05007      $0.05183       $0.05365
  Variable O&M Rate Per KWH                                3.00%                              $0.00598      $0.00616       $0.00634
     Total Energy Rate Per KWH                                                                $0.05605      $0.05799       $0.05999

TOTAL ELECTRICITY REVENUES - CAPACITY & ENERGY                                                $0.09578      $0.10035       $0.10550

DISTILLED WATER REVENUES:
  Water Delivery (Days/Year)                                                                       150           150            150
  Daily Distilled Water Sales Volume (Gal)                                                      80,000        80,000         80,000
  Distilled Water Sales Price ($/000 Gal)                  0.00%                                 $1.50         $1.50          $1.50

CONTRACT FUEL RATES (ENERGY REVENUE):
  FGRR - Firm Gas Reserve Rate ($/DT)                                                            $4.75         $4.84          $4.93
  FGMR - Firm Gas Market Rate ($/DT)                                                             $5.88         $6.09          $6.31
  IGR - Interruptible Gas Rate ($/DT)                                                            $5.85         $6.06          $6.27
  OR - Oil Rate ($/DT)                                                                           $8.64         $8.98          $9.32

UNIT #1 - FUEL COST:
  FGRR (Reserves) %                                                                                  0%            0%             0%
  FGMR (Market) %                                                                                  100%          100%           100%
  Blended Unit #1 Rate  ($/DT)                                                                   $5.88         $6.09          $6.31
  Blended Unit #1 Rate ($/KWH)                                                                $0.04770      $0.04960       $0.05103

UNIT #2 - FUEL COST:
  IGR (Spot Gas) %                                                                                  91%           92%            92%
  OR (Fuel Oil) %                                                                                    9%            8%             8%
  Blended Unit #2 Rate  ($/DT)                                                                   $6.09         $6.30          $6.52
  Blended Unit #2 Rate ($/KWH)                                                                $0.04853      $0.05033       $0.05221

WATER USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           90,000        90,000         90,000
  Gallons Per Hour - Boiler Makeup                                                                   0             0              0
  Charles County Waste  Water Rate ($/000 Gallons)         1.50%                                 $2.69         $2.73          $2.78
  WSSC Water Usage Rate ($/000 Gallons)                    0.00%                                 $0.00         $0.00          $0.00

WATER DISCHARGE & CHEMICAL USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           17,000        17,000         17,000
  Gallons Per Hour - Boiler Makeup                                                                  21            21             21
  WSSC Water Discharge Rate ($/000 Gallons)                2.00%                                 $7.75         $7.91          $8.07
  Chemical Usage Rate ($/000 Gallons)                      3.00%                                 $3.90         $4.02          $4.14

DISTILLED WATER COSTS:
  Annual Operating Costs                                   3.00%                              $612,842      $631,228       $650,165

FIXED OPERATING EXPENSES:
  Firm Transportation                                                                       $3,564,888    $3,618,361     $3,672,637
  O&M Contract Costs                                       3.00%                            $2,855,805    $2,941,479     $3,029,724
  Consumables                                              3.00%                            $1,060,823    $1,092,648     $1,125,427
  Administrative Expenses                                  3.00%                              $728,224      $750,071       $772,573
  Insurance                                                3.00%                              $882,466      $908,940       $936,208
  Purchased Electricity                                    3.00%                              $850,476      $875,990       $902,270
  Property Taxes                                                                            $1,263,949    $1,227,626     $1,189,346

TURBINE OVERHAUL RESERVE:
  Overhaul Reserve - Beginning of Year               $5,000,000 Required Balance            $8,023,532    $8,264,238     $8,512,165
  Additions to Reserve                                       $0 Per Turbine Hour            $1,526,110    $1,681,291     $4,780,564
  Turbine Overhauls                                     100.00% of Contract Amount         ($1,285,404)  ($1,433,364)   ($4,525,199)
  Reserve Disbursement                                                                              $0            $0             $0
  Overhaul Reserve - End of Year                                                            $8,264,238    $8,512,165     $8,767,530

LEASE RESERVE:
  Lease Reserve - Beginning of Year                                                         $7,291,933    $7,291,933     $7,291,933
  Additions to Reserve                                                                             ($0)           $0             $0
  Reserve Disbursement                                                                              $0            $0             $0
  Lease Reserve - End of Year                                                               $7,291,933    $7,291,933     $7,291,933
BASE CASE                                                                                          25            26
                                                                                            Year Ended    Year Ended
                                                                                              Dec-2020      Dec-2021
OPERATING ASSUMPTIONS:                                                                      ------------------------
  Capacity in Kilowatts                                                                        230,000       230,000
  Weighted Average Energy Output - Unit #1                                                     117,950       117,740
  Weighted Average Energy Output - Unit #2                                                     117,950       117,740
  Firm Dispatch Energy Production                                                               99,000        99,000
  Hours Per Year Running Unit #1 (Full Load)                                                     3,866         3,206
  Hours Per Year Running Unit #2 (Full Load)                                                     2,447         2,046
  Availability Factor                                                                             96.5%         96.5%
  Contract Heat Rate (BTU/KWH)                                                                   8,461         8,461
  Weighted Average Heat Rate - Unit #1 (BTU/KWH)                                                 8,139         8,167
  Weighted Average Heat Rate - Unit #2 (BTU/KWH)                                                 8,026         8,002
  Actual Annual Energy - Unit #1 (MWH)                                                         455,980       377,437
  Actual Annual Energy - Unit #2 (MWH)                                                         288,622       240,948
  Annual Fuel Usage - Unit #1 (DT's)                                                         3,711,223     3,082,527
  Annual Fuel Usage - Unit #2 (DT's)                                                         2,316,479     1,928,064

ELECTRICITY REVENUES - CAPACITY:
  Capital Costs/KW Month (Unadjusted Contract Year)                                             $20.58         $0.00
  Capital Costs/KW Year                                                                        $243.06       $205.80
  Capital Costs Per KWH                                                                       $0.06287      $0.06420
  GNP Deflator Adjustment/KW Year                                                               $13.48        $11.41
  GNP Deflator Adjustment Per KWH                                                             $0.00349      $0.00356
  Interest Rate Adjustment/KW Year                                                             ($10.63)       ($8.86)
  Interest Rate Adjustment Per KWH                                                           ($0.00275)    ($0.00276)
  Scheduled Adjustment/KW Year                                                                  $75.87        $66.85
  Scheduled Adjustment Per KWH                                                                $0.01963      $0.02085
  Contingent Adjustment/KW Year                                                               ($135.94)     ($113.49)
  Contingent Adjustment Per KWH                                                              ($0.03516)    ($0.03540)
     Total Capacity Rate/KW Year                                                               $185.84       $161.72
     Total Capacity Rate/KW Month                                                               $15.49        $13.48
     Total Capacity Rate Per KWH                                                              $0.04807      $0.05045

Electricity Revenues - Energy:                       Escalation
  Energy Rate Per KWH (Weighted Average)                                                      $0.05553      $0.05694
  Variable O&M Rate Per KWH                                3.00%                              $0.00654      $0.00673
     Total Energy Rate Per KWH                                                                $0.06206      $0.06367

TOTAL ELECTRICITY REVENUES - CAPACITY & ENERGY                                                $0.11013      $0.11411

DISTILLED WATER REVENUES:
  Water Delivery (Days/Year)                                                                       150           125
  Daily Distilled Water Sales Volume (Gal)                                                      80,000        80,000
  Distilled Water Sales Price ($/000 Gal)                  0.00%                                 $1.50         $1.50

CONTRACT FUEL RATES (ENERGY REVENUE):
  FGRR - Firm Gas Reserve Rate ($/DT)                                                            $5.01         $5.10
  FGMR - Firm Gas Market Rate ($/DT)                                                             $6.53         $6.77
  IGR - Interruptible Gas Rate ($/DT)                                                            $6.50         $6.73
  OR - Oil Rate ($/DT)                                                                           $9.68        $10.05

UNIT #1 - FUEL COST:
  FGRR (Reserves) %                                                                                  0%            0%
  FGMR (Market) %                                                                                  100%          100%
  Blended Unit #1 Rate  ($/DT)                                                                   $6.53         $6.77
  Blended Unit #1 Rate ($/KWH)                                                                $0.05318      $0.05530

UNIT #2 - FUEL COST:
  IGR (Spot Gas) %                                                                                  92%           94%
  OR (Fuel Oil) %                                                                                    8%            6%
  Blended Unit #2 Rate  ($/DT)                                                                   $6.75         $6.94
  Blended Unit #2 Rate ($/KWH)                                                                $0.05416      $0.05554

WATER USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           90,000        90,000
  Gallons Per Hour - Boiler Makeup                                                                   0             0
  Charles County Waste  Water Rate ($/000 Gallons)         1.50%                                 $2.82         $2.86
  WSSC Water Usage Rate ($/000 Gallons)                    0.00%                                 $0.00         $0.00

WATER DISCHARGE & CHEMICAL USAGE:
  Gallons Per Hour - Cooling Towers & Distilled Water                                           17,000        17,000
  Gallons Per Hour - Boiler Makeup                                                                  21            21
  WSSC Water Discharge Rate ($/000 Gallons)                2.00%                                 $8.23         $8.39
  Chemical Usage Rate ($/000 Gallons)                      3.00%                                 $4.26         $4.39

DISTILLED WATER COSTS:
  Annual Operating Costs                                   3.00%                              $669,669      $574,800

FIXED OPERATING EXPENSES:
  Firm Transportation                                                                       $3,727,726    $3,153,035
  O&M Contract Costs                                       3.00%                            $3,120,615    $2,678,528
  Consumables                                              3.00%                            $1,159,190      $994,971
  Administrative Expenses                                  3.00%                              $795,750      $683,019
  Insurance                                                3.00%                              $964,294      $827,686
  Purchased Electricity                                    3.00%                              $929,338      $797,682
  Property Taxes                                                                            $1,149,042    $1,091,590

TURBINE OVERHAUL RESERVE:
  Overhaul Reserve - Beginning of Year               $5,000,000 Required Balance            $8,767,530    $9,030,556
  Additions to Reserve                                       $0 Per Turbine Hour            $1,798,482    $3,976,759
  Turbine Overhauls                                     100.00% of Contract Amount         ($1,535,456)  ($3,705,842)
  Reserve Disbursement                                                                              $0   ($9,301,473)
  Overhaul Reserve - End of Year                                                            $9,030,556            $0

LEASE RESERVE:
  Lease Reserve - Beginning of Year                                                         $7,291,933    $7,291,933
  Additions to Reserve                                                                              $0            $0
  Reserve Disbursement                                                                              $0   ($7,291,933)
  Lease Reserve - End of Year                                                               $7,291,933            $0

                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                    LEASE PAYMENTS AND CAPACITY ADJUSTMENTS

                                                                      Schedule E

BASE CASE                                                                          1             2             3             4
                                                                           Year Ended    Year Ended    Year Ended    Year Ended
                                                                             Dec-1996      Dec-1997      Dec-1998      Dec-1999
                                                                           --------------------------------------------------------
LEASE PAYMENTS:


  Savings (Base-8.0%; Current-6.4%)                                                      (1,003,187)   (1,000,294)   (1,919,130)
  Savings ($/KW Year)                                                                         (4.16)        (4.15)        (7.96)

QUARTERLY LEASE PAYMENTS (8.0%):                                                 1996          1997          1998          1999
  1st Quarter Lease Payment (April 30th)                                            0     2,861,306     2,853,050     5,473,762
  2nd Quarter Lease Payment (July 31st)                                             0     2,861,306     2,853,050     5,473,762
  3rd Quarter Lease Payment (October 31st)                                          0     2,861,306     2,853,050     5,473,762
  4th Quarter Lease Payment (January 31st)                                          0     2,861,306     2,853,050     5,473,762
                                                                           --------------------------------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                                     0    11,445,224    11,412,200    21,895,048

QUARTERLY LEASE PAYMENTS (6.4%):                                                 1996          1997          1998          1999
  1st Quarter Lease Payment (April 30th)                                            0     2,610,509     2,602,976     4,993,980
  2nd Quarter Lease Payment (July 31st)                                             0     2,610,509     2,602,976     4,993,980
  3rd Quarter Lease Payment (October 31st)                                          0     2,610,509     2,602,976     4,993,980
  4th Quarter Lease Payment (January 31st)                                          0     2,610,509     2,602,976     4,993,980
                                                                           --------------------------------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                                     0    10,442,037    10,411,906    19,975,918
                                                                                          7,831,527    10,419,439    17,584,915
GAAP CAPITALIZED LEASE PRESENTATION
  1st Quarter interest Payment (April 30th)                                         0     5,303,665     5,573,758     5,871,694
  2nd Quarter interest Payment (July 31st)                                          0     5,368,788     5,645,594     5,892,918
  3rd Quarter interest Payment (October 31st)                                       0     5,435,485     5,719,167     5,914,655
  4th Quarter interest Payment (January 31st)                               1,844,276     5,503,796     5,794,520     5,936,918

  1st Quarter Principal Payment (April 30th)                                        0    (2,693,156)   (2,970,782)     (877,714)
  2nd Quarter Principal Payment (July 31st)                                         0    (2,758,279)   (3,042,618)     (898,938)
  3rd Quarter Principal Payment (October 31st)                                      0    (2,824,976)   (3,116,191)     (920,675)
  4th Quarter Principal Payment (January 31st)                             (1,844,276)   (2,893,287)   (3,191,543)     (942,938)

EOY                                                                       219,332,921   230,502,618   242,823,751   246,464,017

Interest Rate                                                                    3.39%         9.85%         9.86%         9.73%

CAPACITY ADJUSTMENTS - AMENDMENT #1
SCHEDULED ADJUSTMENT:
 Calendar Year Adj (Appendix Q - Column 2)                                 (6,144,895)  (15,000,000)  (16,000,000)            0
 Contract Year Adj (Appendix Q - Column 4)                                          0             0             0             0
                                                                           --------------------------------------------------------
     Net Calendar Year Adjustment                          PEPCO Peak Yr   (6,144,895)  (15,000,000)  (16,000,000)            0
                                                               1999
CONTINGENT ADJUSTMENT:
  Levelized Adjustment - Contract Yr           CPWIRR         46,428,571            0             0             0             0
  Maximum Adjustment Cap - Contract Yr         TC             21,600,000            0             0             0             0
  Unrecovered Amount - Contract Yr                            ----------            0             0             0             0
  Carry Over Adjustment - Contract Yr          PC             24,828,571            0             0             0             0
  Contingent Adjustment - Contract Yr                                               0             0             0             0
                                               NPV/Uncov      (7,597,005)  --------------------------------------------------------
     Net Calendar Year Adjustment                                                   0             0             0             0

                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                    LEASE PAYMENTS AND CAPACITY ADJUSTMENTS

                                                                      Schedule E

BASE CASE                                                                            5             6             7             8
                                                                             Year Ended    Year Ended    Year Ended    Year Ended
                                                                               Dec-2000      Dec-2001      Dec-2002      Dec-2003
                                                                           ---------------------------------------------------------
LEASE PAYMENTS:

  Savings (Base-8.0%; Current-6.4%)                                          (1,984,894)   (2,619,413)   (2,684,088)   (2,681,084
  Savings ($/KW Year)                                                             (8.24)       (10.87)       (11.14)       (11.11

QUARTERLY LEASE PAYMENTS (8.0%):                                                   2000          2001          2002          2003
  1st Quarter Lease Payment (April 30th)                                      5,661,337     7,471,121     7,655,585     7,647,018
  2nd Quarter Lease Payment (July 31st)                                       5,661,337     7,471,121     7,655,585     7,647,018
  3rd Quarter Lease Payment (October 31st)                                    5,661,337     7,471,121     7,655,585     7,647,018
  4th Quarter Lease Payment (January 31st)                                    5,661,337     7,471,121     7,655,585     7,647,018
                                                                           ---------------------------------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                              22,645,348    29,884,484    30,622,340    30,588,072

QUARTERLY LEASE PAYMENTS (6.4%):                                                   2000          2001          2002          2003
  1st Quarter Lease Payment (April 30th)                                      5,165,114     6,816,268     6,984,563     6,976,747
  2nd Quarter Lease Payment (July 31st)                                       5,165,114     6,816,268     6,984,563     6,976,747
  3rd Quarter Lease Payment (October 31st)                                    5,165,114     6,816,268     6,984,563     6,976,747
  4th Quarter Lease Payment (January 31st)                                    5,165,114     6,816,268     6,984,563     6,976,747
                                                                           ---------------------------------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                              20,660,454    27,265,071    27,938,252    27,906,988
                                                                             20,489,320    25,613,917    27,769,957    27,914,804
GAAP CAPITALIZED LEASE PRESENTATION
  1st Quarter interest Payment (April 30th)                                   5,959,719     6,039,409     5,961,499     5,858,890
  2nd Quarter interest Payment (July 31st)                                    5,978,933     6,020,624     5,936,760     5,831,859
  3rd Quarter interest Payment (October 31st)                                 5,998,612     6,001,384     5,911,421     5,804,175
  4th Quarter interest Payment (January 31st)                                 6,018,767     5,981,680     5,885,469     5,775,821

  1st Quarter Principal Payment (April 30th)                                   (794,605)      776,859     1,023,064     1,117,857
  2nd Quarter Principal Payment (July 31st)                                    (813,820)      795,644     1,047,893     1,144,888
  3rd Quarter Principal Payment (October 31st)                                 (833,498)      814,883     1,073,232     1,172,572
  4th Quarter Principal Payment (January 31st)                                 (853,653)      834,588     1,099,184     1,200,926

EOY                                                                         249,759,593   246,537,619   242,294,246   237,658,003

Interest Rate                                                                      9.72%         9.63%         9.61%         9.60

CAPACITY ADJUSTMENTS - AMENDMENT #1
SCHEDULED ADJUSTMENT:
 Calendar Year Adj (Appendix Q - Column 2)                                   (1,000,000)    2,000,000             0             0
 Contract Year Adj (Appendix Q - Column 4)                                            0             0             0             0
                                                                           ---------------------------------------------------------
     Net Calendar Year Adjustment                          PEPCO Peak Yr     (1,000,000)    2,000,000             0             0
                                                               1999
CONTINGENT ADJUSTMENT:
  Levelized Adjustment - Contract Yr           CPWIRR         46,428,571              0             0             0             0
  Maximum Adjustment Cap - Contract Yr         TC             21,600,000              0             0             0             0
  Unrecovered Amount - Contract Yr                            ----------              0             0             0             0
  Carry Over Adjustment - Contract Yr          PC             24,828,571              0             0             0             0
  Contingent Adjustment - Contract Yr                                                 0             0             0             0
                                               NPV/Uncov      (7,597,005)  ---------------------------------------------------------
     Net Calendar Year Adjustment                                                     0             0             0             0

                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                    LEASE PAYMENTS AND CAPACITY ADJUSTMENTS

                                                                      Schedule E

BASE CASE                                                                          9            10            11            12
                                                                              Year Ended    Year Ended    Year Ended    Year Ended
                                                                                Dec-2004      Dec-2005      Dec-2006      Dec-2007
                                                                          ---------------------------------------------------------
LEASE PAYMENTS:

  Savings (Base-8.0%; Current-6.4%)                                         (2,637,777)   (2,651,805)   (2,708,118)   (2,889,010)
  Savings ($/KW Year)                                                           (10.92)       (10.99)       (11.23)       (11.98)

QUARTERLY LEASE PAYMENTS (8.0%):                                                  2004          2005          2006          2007
  1st Quarter Lease Payment (April 30th)                                     7,523,492     7,563,499     7,724,133     8,240,069
  2nd Quarter Lease Payment (July 31st)                                      7,523,492     7,563,499     7,724,133     8,240,069
  3rd Quarter Lease Payment (October 31st)                                   7,523,492     7,563,499     7,724,133     8,240,069
  4th Quarter Lease Payment (January 31st)                                   7,523,492     7,563,499     7,724,133     8,240,069
                                                                          ---------------------------------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                             30,093,968    30,253,996    30,896,532    32,960,276

QUARTERLY LEASE PAYMENTS (6.4%):                                                  2004          2005          2006          2007
  1st Quarter Lease Payment (April 30th)                                     6,864,048     6,900,548     7,047,103     7,517,816
  2nd Quarter Lease Payment (July 31st)                                      6,864,048     6,900,548     7,047,103     7,517,816
  3rd Quarter Lease Payment (October 31st)                                   6,864,048     6,900,548     7,047,103     7,517,816
  4th Quarter Lease Payment (January 31st)                                   6,864,048     6,900,548     7,047,103     7,517,816
                                                                          ---------------------------------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                             27,456,191    27,602,191    28,188,414    30,071,266
                                                                            27,568,890    27,565,691    28,041,858    29,600,553
GAAP CAPITALIZED LEASE PRESENTATION
  1st Quarter interest Payment (April 30th)                                  5,746,782     5,634,732     5,507,785     5,353,409
  2nd Quarter interest Payment (July 31st)                                   5,719,765     5,604,124     5,470,563     5,301,072
  3rd Quarter interest Payment (October 31st)                                5,692,095     5,572,775     5,432,441     5,247,469
  4th Quarter interest Payment (January 31st)                                5,663,756     5,540,668     5,393,397     5,192,570

  1st Quarter Principal Payment (April 30th)                                 1,117,266     1,265,815     1,539,318     2,164,407
  2nd Quarter Principal Payment (July 31st)                                  1,144,283     1,296,424     1,576,540     2,216,745
  3rd Quarter Principal Payment (October 31st)                               1,171,952     1,327,773     1,614,662     2,270,348
  4th Quarter Principal Payment (January 31st)                               1,200,291     1,359,879     1,653,706     2,325,247

EOY                                                                        233,024,211   227,774,320   221,390,093   212,413,347

Interest Rate                                                                     9.60%         9.59%         9.57%         9.53%

CAPACITY ADJUSTMENTS - AMENDMENT #1
SCHEDULED ADJUSTMENT:
 Calendar Year Adj (Appendix Q - Column 2)                                           0             0             0             0
 Contract Year Adj (Appendix Q - Column 4)                                           0             0     1,650,000     2,850,000
                                                                          ---------------------------------------------------------
     Net Calendar Year Adjustment                          PEPCO Peak Yr             0             0       275,000     1,850,000
                                                               1999
CONTINGENT ADJUSTMENT:
  Levelized Adjustment - Contract Yr           CPWIRR         46,428,571             0             0    (9,981,086)   (9,981,086)
  Maximum Adjustment Cap - Contract Yr         TC             21,600,000             0             0    (1,650,000)   (2,850,000)
  Unrecovered Amount - Contract Yr                            ----------             0             0    (8,331,086)   (7,131,086)
  Carry Over Adjustment - Contract Yr          PC             24,828,571             0             0             0             0
  Contingent Adjustment - Contract Yr                                                0             0    (1,650,000)   (2,850,000)
                                               NPV/Uncov      (7,597,005) ---------------------------------------------------------
     Net Calendar Year Adjustment                                                    0             0      (275,000)   (1,850,000)

                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                    LEASE PAYMENTS AND CAPACITY ADJUSTMENTS

                                                                      Schedule E

BASE CASE                                                                       13             14            15            16
                                                                            Year Ended     Year Ended    Year Ended    Year Ended
                                                                              Dec-2008       Dec-2009      Dec-2010      Dec-2011
                                                                         ---------------------------------------------------------
LEASE PAYMENTS:

  Savings (Base-8.0%; Current-6.4%)                                        (2,932,953)    (3,005,614)   (3,190,781)   (3,451,117)
  Savings ($/KW Year)                                                          (12.16)        (12.46)       (13.23)       (14.30)

QUARTERLY LEASE PAYMENTS (8.0%):                                                 2008           2009          2010          2011
  1st Quarter Lease Payment (April 30th)                                    8,365,397      8,572,636     9,100,785     9,843,316
  2nd Quarter Lease Payment (July 31st)                                     8,365,397      8,572,636     9,100,785     9,843,316
  3rd Quarter Lease Payment (October 31st)                                  8,365,397      8,572,636     9,100,785     9,843,316
  4th Quarter Lease Payment (January 31st)                                  8,365,397      8,572,636     9,100,785     9,843,316
                                                                          --------------------------------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                            33,461,588     34,290,544    36,403,140    39,373,264

QUARTERLY LEASE PAYMENTS (6.4%):                                                 2008           2009          2010          2011
  1st Quarter Lease Payment (April 30th)                                    7,632,159      7,821,232     8,303,090     8,980,537
  2nd Quarter Lease Payment (July 31st)                                     7,632,159      7,821,232     8,303,090     8,980,537
  3rd Quarter Lease Payment (October 31st)                                  7,632,159      7,821,232     8,303,090     8,980,537
  4th Quarter Lease Payment (January 31st)                                  7,632,159      7,821,232     8,303,090     8,980,537
                                                                          --------------------------------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                            30,528,635     31,284,930    33,212,359    35,922,147
                                                                           30,414,293     31,095,856    32,730,502    35,244,700
GAAP CAPITALIZED LEASE PRESENTATION
  1st Quarter interest Payment (April 30th)                                 5,136,343      4,886,041     4,591,675     4,219,461
  2nd Quarter interest Payment (July 31st)                                  5,075,992      4,815,066     4,501,929     4,104,334
  3rd Quarter interest Payment (October 31st)                               5,014,182      4,742,374     4,410,014     3,986,423
  4th Quarter interest Payment (January 31st)                               4,950,877      4,667,924     4,315,876     3,865,661

  1st Quarter Principal Payment (April 30th)                                2,495,815      2,935,191     3,711,415     4,761,075
  2nd Quarter Principal Payment (July 31st)                                 2,556,166      3,006,167     3,801,160     4,876,202
  3rd Quarter Principal Payment (October 31st)                              2,617,977      3,078,859     3,893,076     4,994,113
  4th Quarter Principal Payment (January 31st)                              2,681,282      3,153,308     3,987,214     5,114,875

2EOY                                                                      202,062,106    189,888,582   174,495,716   154,749,450

Interest Rate                                                                    9.50%          9.46%         9.38%         9.27%

CAPACITY ADJUSTMENTS - AMENDMENT #1
SCHEDULED ADJUSTMENT:
 Calendar Year Adj (Appendix Q - Column 2)                                          0              0             0             0
 Contract Year Adj (Appendix Q - Column 4)                                  4,050,000      5,250,000     6,450,000     7,650,000
                                                                          --------------------------------------------------------
     Net Calendar Year Adjustment                         PEPCO Peak Yr     3,050,000      4,250,000     5,450,000     6,650,000
                                                               1999
CONTINGENT ADJUSTMENT:
  Levelized Adjustment - Contract Yr           CPWIRR         46,428,571   (9,981,086)    (9,981,086)   (9,981,086)   (9,981,086)
  Maximum Adjustment Cap - Contract Yr         TC             21,600,000   (4,050,000)    (5,250,000)   (6,450,000)            0
  Unrecovered Amount - Contract Yr                            ----------   (5,931,086)    (4,731,086)   (3,531,086)            0
  Carry Over Adjustment - Contract Yr          PC             24,828,571            0              0             0    (6,053,294)
  Contingent Adjustment - Contract Yr                                      (4,050,000)    (5,250,000)   (6,450,000)  (16,034,379)
                                               NPV/Uncov      (7,597,005) -------------- -----------------------------------------
     Net Calendar Year Adjustment                                          (3,050,000)   (4,250,000)   (5,450,000)   (8,047,397)

                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                    LEASE PAYMENTS AND CAPACITY ADJUSTMENTS

                                                                      Schedule E

BASE CASE                                                                        17            18            19            20
                                                                             Year Ended    Year Ended    Year Ended    Year Ended
                                                                               Dec-2012      Dec-2013      Dec-2014      Dec-2015
                                                                         ---------------------------------------------------------
LEASE PAYMENTS:

  Savings (Base-8.0%; Current-6.4%)                                        (3,884,792)   (4,021,118)   (4,106,069)   (3,955,122)
  Savings ($/KW Year)                                                          (16.09)       (16.65)       (16.99)       (16.36)

QUARTERLY LEASE PAYMENTS (8.0%):                                                 2012          2013          2014          2015
  1st Quarter Lease Payment (April 30th)                                   11,080,561    11,469,082    11,711,371    11,280,836
  2nd Quarter Lease Payment (July 31st)                                    11,080,561    11,469,082    11,711,371    11,280,836
  3rd Quarter Lease Payment (October 31st)                                 11,080,561    11,469,082    11,711,371    11,280,836
  4th Quarter Lease Payment (January 31st)                                 11,080,561    11,469,082    11,711,371    11,280,836
                                                                         ---------------------------------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                            44,322,244    45,876,328    46,845,484    45,123,344

QUARTERLY LEASE PAYMENTS (6.4%):                                                 2012          2013          2014          2015
  1st Quarter Lease Payment (April 30th)                                   10,109,363    10,463,802    10,684,854    10,292,055
  2nd Quarter Lease Payment (July 31st)                                    10,109,363    10,463,802    10,684,854    10,292,055
  3rd Quarter Lease Payment (October 31st)                                 10,109,363    10,463,802    10,684,854    10,292,055
  4th Quarter Lease Payment (January 31st)                                 10,109,363    10,463,802    10,684,854    10,292,055
                                                                         ---------------------------------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                            40,437,452    41,855,210    42,739,415    41,168,222
                                                                           39,308,626    41,500,770    42,518,364    41,561,020
GAAP CAPITALIZED LEASE PRESENTATION
  1st Quarter interest Payment (April 30th)                                 3,741,979     3,103,402     2,365,237     1,530,873
  2nd Quarter interest Payment (July 31st)                                  3,588,010     2,925,421     2,164,061     1,319,020
  3rd Quarter interest Payment (October 31st)                               3,430,318     2,743,136     1,958,021     1,102,044
  4th Quarter interest Payment (January 31st)                               3,268,813     2,556,444     1,746,998       879,821

  1st Quarter Principal Payment (April 30th)                                6,367,384     7,360,400     8,319,617     8,761,182
  2nd Quarter Principal Payment (July 31st)                                 6,521,353     7,538,381     8,520,793     8,973,036
  3rd Quarter Principal Payment (October 31st)                              6,679,045     7,720,666     8,726,833     9,190,012
  4th Quarter Principal Payment (January 31st)                              6,840,550     7,907,359     8,937,855     9,412,234

EOY                                                                       128,341,118    97,814,312    63,309,215    26,972,751

Interest Rate                                                                    9.07%         8.83%         8.42%         7.63%

CAPACITY ADJUSTMENTS - AMENDMENT #1
SCHEDULED ADJUSTMENT:
 Calendar Year Adj (Appendix Q - Column 2)                                          0             0             0             0
 Contract Year Adj (Appendix Q - Column 4)                                  8,850,000    10,050,000    11,250,000    12,450,000
                                                                          -------------------------------------------------------
     Net Calendar Year Adjustment                         PEPCO Peak Yr     7,850,000     9,050,000    10,250,000    11,450,000
                                                               1999
CONTINGENT ADJUSTMENT:
  Levelized Adjustment - Contract Yr           CPWIRR         46,428,571   (9,981,086)   (9,981,086)   (9,981,086)   (9,981,086)
  Maximum Adjustment Cap - Contract Yr         TC             21,600,000            0             0             0             0
  Unrecovered Amount - Contract Yr                            ----------            0             0             0             0
  Carry Over Adjustment - Contract Yr          PC             24,828,571   (6,053,294)   (6,053,294)   (6,053,294)   (6,053,294)
  Contingent Adjustment - Contract Yr                                     (16,034,379)  (16,034,379)  (16,034,379)  (16,034,379)
                                               NPV/Uncov      (7,597,005) --------------------------------------------------------
     Net Calendar Year Adjustment                                         (16,034,379)  (16,034,379)  (16,034,379)  (16,034,379)

                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                    LEASE PAYMENTS AND CAPACITY ADJUSTMENTS

                                                                      Schedule E

BASE CASE                                                                        21            22            23            24
                                                                            Year Ended    Year Ended    Year Ended    Year Ended
                                                                              Dec-2016      Dec-2017      Dec-2018      Dec-2019
                                                                         ----------------------------------------------------------
LEASE PAYMENTS:

  Savings (Base-8.0%; Current-6.4%)                                         (3,118,511)   (1,603,442)   (1,603,442)   (1,603,442)
  Savings ($/KW Year)                                                           (12.91)        (6.64)        (6.64)        (6.64)

QUARTERLY LEASE PAYMENTS (8.0%):                                                  2016          2017          2018          2019
  1st Quarter Lease Payment (April 30th)                                    10,335,080     4,046,827     4,046,827     4,046,827
  2nd Quarter Lease Payment (July 31st)                                     10,335,080     4,046,827     4,046,827     4,046,827
  3rd Quarter Lease Payment (October 31st)                                  10,335,080     4,046,827     4,046,827     4,046,827
  4th Quarter Lease Payment (January 31st)                                   4,046,827     4,046,827     4,046,827     4,046,827
                                                                         ----------------------------------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                             35,052,067    16,187,308    16,187,308    16,187,308

QUARTERLY LEASE PAYMENTS (6.4%):                                                  2016          2017          2018          2019
  1st Quarter Lease Payment (April 30th)                                     9,429,196     3,645,967     3,645,967     3,645,967
  2nd Quarter Lease Payment (July 31st)                                      9,429,196     3,645,967     3,645,967     3,645,967
  3rd Quarter Lease Payment (October 31st)                                   9,429,196     3,645,967     3,645,967     3,645,967
  4th Quarter Lease Payment (January 31st)                                   3,645,967     3,645,967     3,645,967     3,645,967
                                                                         ----------------------------------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                             31,933,556    14,583,866    14,583,866    14,583,866
                                                                            38,579,645
GAAP CAPITALIZED LEASE PRESENTATION
  1st Quarter interest Payment (April 30th)                                    652,225
  2nd Quarter interest Payment (July 31st)                                     439,990
  3rd Quarter interest Payment (October 31st)                                  222,623
  4th Quarter interest Payment (January 31st)

  1st Quarter Principal Payment (April 30th)                                 8,776,971
  2nd Quarter Principal Payment (July 31st)                                  8,989,206
  3rd Quarter Principal Payment (October 31st)                               9,206,573
  4th Quarter Principal Payment (January 31st)

EOY                                                                                 (0)

Interest Rate                                                                     4.87%

CAPACITY ADJUSTMENTS - AMENDMENT #1
SCHEDULED ADJUSTMENT:
 Calendar Year Adj (Appendix Q - Column 2)                                           0             0             0             0
 Contract Year Adj (Appendix Q - Column 4)                                  13,650,000    14,850,000    16,050,000    17,250,000
                                                                           -------------------------------------------------------
     Net Calendar Year Adjustment                         PEPCO Peak Yr     12,650,000    13,850,000    15,050,000    16,250,000
                                                               1999
CONTINGENT ADJUSTMENT:
  Levelized Adjustment - Contract Yr           CPWIRR         46,428,571    (9,981,086)   (9,981,086)   (9,981,086)   (9,981,086)
  Maximum Adjustment Cap - Contract Yr         TC             21,600,000             0             0             0             0
  Unrecovered Amount - Contract Yr                            ----------             0             0             0             0
  Carry Over Adjustment - Contract Yr          PC             24,828,571    (6,053,294)   (6,053,294)   (6,053,294)   (6,053,294)
  Contingent Adjustment - Contract Yr                                      (16,034,379)  (16,034,379)  (16,034,379)  (16,034,379)
                                               NPV/Uncov      (7,597,005)  -------------------------------------------------------
     Net Calendar Year Adjustment                                          (16,034,379)  (16,034,379)  (16,034,379)  (16,034,379)

                             PANDA-BRANDYWINE L.P.
                              230MW PEPCO PROJECT
                    LEASE PAYMENTS AND CAPACITY ADJUSTMENTS

                                                                      Schedule E

BASE CASE                                                                         25             26
                                                                              Year Ended  Year Ended
                                                                                Dec-2020    Dec-2021
                                                                         -------------------------------
LEASE PAYMENTS:

  Savings (Base-8.0%; Current-6.4%)                                         (1,603,442)   (1,202,581)
  Savings ($/KW Year)                                                            (6.65)        (4.99)

QUARTERLY LEASE PAYMENTS (8.0%):                                                  2020          2021
  1st Quarter Lease Payment (April 30th)                                     4,046,827     4,046,827
  2nd Quarter Lease Payment (July 31st)                                      4,046,827     4,046,827
  3rd Quarter Lease Payment (October 31st)                                   4,046,827     4,046,827
  4th Quarter Lease Payment (January 31st)                                   4,046,827             0
                                                                         -------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                             16,187,308    12,140,481

QUARTERLY LEASE PAYMENTS (6.4%):                                                  2020          2021
  1st Quarter Lease Payment (April 30th)                                     3,645,967     3,645,967
  2nd Quarter Lease Payment (July 31st)                                      3,645,967     3,645,967
  3rd Quarter Lease Payment (October 31st)                                   3,645,967     3,645,967
  4th Quarter Lease Payment (January 31st)                                   3,645,967             0
                                                                         -------------------------------
     Total Annual Lease Pymts (Cash Flow Basis)                             14,583,866    10,937,900

GAAP CAPITALIZED LEASE PRESENTATION
  1st Quarter interest Payment (April 30th)
  2nd Quarter interest Payment (July 31st)
  3rd Quarter interest Payment (October 31st)
  4th Quarter interest Payment (January 31st)

  1st Quarter Principal Payment (April 30th)
  2nd Quarter Principal Payment (July 31st)
  3rd Quarter Principal Payment (October 31st)
  4th Quarter Principal Payment (January 31st)

EOY

Interest Rate

CAPACITY ADJUSTMENTS - AMENDMENT #1
SCHEDULED ADJUSTMENT:
 Calendar Year Adj (Appendix Q - Column 2)                                           0              0
 Contract Year Adj (Appendix Q - Column 4)                                  18,450,000              0
                                                                          ------------------------------
     Net Calendar Year Adjustment                         PEPCO Peak Yr     17,450,000     15,375,000
                                                               1999
CONTINGENT ADJUSTMENT:
  Levelized Adjustment - Contract Yr           CPWIRR         46,428,571    (9,981,086)              0
  Maximum Adjustment Cap - Contract Yr         TC             21,600,000             0               0
  Unrecovered Amount - Contract Yr                            ----------             0               0
  Carry Over Adjustment - Contract Yr          PC             24,828,571    (6,053,294)              0
  Contingent Adjustment - Contract Yr                                      (16,034,379)              0
                                               NPV/Uncov      (7,597,005) -------------------------------
     Net Calendar Year Adjustment                                          (16,034,379)    (13,361,983)

                              PANDA-BRANDYWINE L.P.
                               230MW PEPCO PROJECT
                          GAS SUPPLY INCOME STATEMENT
                                                                      SCHEDULE F

BASE CASE                                                  1           2              3
                                                   Year Ended  Year Ended     Year Ended
                                                     Dec-1996    Dec-1997       Dec-1998
                                                   -------------------------------------
REVENUES:
  FGRR (Unit #1)                                    1,830,013   7,622,125      7,934,974
  FGMR (Unit #1)                                      417,233   4,713,738      5,128,627
  IGR (Unit #2)                                     1,229,845   7,194,714      7,910,153
  OR (Unit #2)                                        160,915     779,178        828,435
  Firm Transportation Demand                          434,618   2,646,824      2,686,526
                                                   -------------------------------------
                                                    4,072,624  22,956,579     24,488,715
FUEL COSTS:
  Firm Gas - Reserves (Unit #1)                     1,490,207   6,289,569      6,553,093
  Firm Gas - Market (Unit #1)                         340,873   3,821,460      4,199,949
  Interruptible Gas (Unit #2)                         902,436   5,281,839      5,868,341
  Delivered Fuel Oil (Unit #2)                        149,542     732,488        781,731
  Firm Transportation - Demand                        434,618   2,646,824      2,686,526
  Firm Transportation - Commodity                      68,095     386,228        397,034
  Firm Transportation - Fuel                           61,808     342,453        363,943
  Interruptible Transportation - Commodity            151,473     849,081        909,206
  Interruptible Transportation - Fuel                  30,069     183,300        203,536
  IT Savings From FT Utilization - Commodity         (151,473)   (849,081)      (909,206)
  IT Savings From FT Utilization - Fuel               (30,069)   (183,300)      (203,536)
  WGL Balancing Fee                                    34,275     196,017        203,167
                                                   -------------------------------------
                                                    3,481,854  19,696,879     21,053,784
                                                   -------------------------------------
  Total Fuel Margin                                  $590,771  $3,259,700     $3,434,930
                                                   =====================================
Base Case                                                  4           5              6
                                                   Year Ended  Year Ended     Year Ended
                                                     Dec-1999    Dec-2000       Dec-2001
                                                   -------------------------------------
REVENUES:
  FGRR (Unit #1)                                    8,247,822   8,589,111      8,930,401
  FGMR (Unit #1)                                    5,219,209   5,389,076      7,113,122
  IGR (Unit #2)                                     8,363,799   8,830,305      9,861,792
  OR (Unit #2)                                        801,829     773,105        946,652
  Firm Transportation Demand                        2,726,824   2,767,727      2,809,242
                                                   -------------------------------------
                                                   25,359,483  26,349,324     29,661,208
FUEL COSTS:
  Firm Gas - Reserves (Unit #1)                     6,831,337   7,125,181      7,362,630
  Firm Gas - Market (Unit #1)                       4,314,565   4,415,396      5,331,765
  Interruptible Gas (Unit #2)                       6,269,544   6,686,926      7,489,415
  Delivered Fuel Oil (Unit #2)                        759,183     734,729        897,758
  Firm Transportation - Demand                      2,726,824   2,767,727      2,809,242
  Firm Transportation - Commodity                     397,038     396,841        424,670
  Firm Transportation - Fuel                          377,856     391,802        430,759
  Interruptible Transportation - Commodity            934,945     961,710      1,044,702
  Interruptible Transportation - Fuel                 217,400     231,833        259,204
  IT Savings From FT Utilization - Commodity         (934,945)   (961,710)    (1,044,702)
  IT Savings From FT Utilization - Fuel              (217,400)   (231,833)      (259,204)
  WGL Balancing Fee                                   204,841     206,417        222,694
                                                   -------------------------------------
                                                   21,881,189  22,725,017     24,968,934
                                                   -------------------------------------
  Total Fuel Margin                                $3,478,294  $3,624,307     $4,692,275
                                                   =====================================

Base Case                                                  7           8              9
                                                   Year Ended  Year Ended     Year Ended
                                                     Dec-2002    Dec-2003       Dec-2004
                                                   -------------------------------------
REVENUES:
  FGRR (Unit #1)                                    9,271,690   9,470,775      9,669,860
  FGMR (Unit #1)                                    8,132,478   7,839,150      7,508,386
  IGR (Unit #2)                                    10,790,785   9,668,654      8,450,601
  OR (Unit #2)                                      1,113,017   1,052,059        984,931
  Firm Transportation Demand                        2,851,381   2,894,152      2,937,564
                                                   -------------------------------------
                                                   32,159,351  30,924,790     29,551,343
FUEL COSTS:
  Firm Gas - Reserves (Unit #1)                     7,711,235   8,053,712      8,412,742
  Firm Gas - Market (Unit #1)                       6,170,229   6,008,930      5,814,960
  Interruptible Gas (Unit #2)                       8,268,027   7,464,337      6,570,152
  Delivered Fuel Oil (Unit #2)                      1,059,346   1,004,312        943,257
  Firm Transportation - Demand                      2,851,381   2,894,152      2,937,564
  Firm Transportation - Commodity                     449,915     438,044        426,049
  Firm Transportation - Fuel                          470,930     476,733        481,960
  Interruptible Transportation - Commodity          1,115,391     974,853        831,272
  Interruptible Transportation - Fuel                 285,671     257,744        226,833
  IT Savings From FT Utilization - Commodity       (1,115,391)   (974,853)      (831,272)
  IT Savings From FT Utilization - Fuel              (285,671)   (257,744)      (226,833)
  WGL Balancing Fee                                   237,849     233,447        228,883
                                                   -------------------------------------
                                                   27,218,912  26,573,667     25,815,568
                                                   -------------------------------------
  Total Fuel Margin                                $4,940,439  $4,351,123     $3,735,775
                                                   =====================================
Base Case                                                 10          11             12
                                                   Year Ended  Year Ended     Year Ended
                                                     Dec-2005    Dec-2006       Dec-2007
                                                   -------------------------------------
REVENUES:
  FGRR (Unit #1)                                    9,840,505  10,039,590     10,238,676
  FGMR (Unit #1)                                    8,391,916   8,640,142      8,513,461
  IGR (Unit #2)                                     9,798,482  10,889,617     10,958,061
  OR (Unit #2)                                      1,341,083   1,673,711      1,714,670
  Firm Transportation Demand                        2,981,627   3,026,352      3,071,747
                                                   -------------------------------------
                                                   32,353,614  34,269,412     34,496,615
FUEL COSTS:
  Firm Gas - Reserves (Unit #1)                     8,703,927   8,924,606      9,320,286
  Firm Gas - Market (Unit #1)                       6,500,173   6,634,433      6,600,794
  Interruptible Gas (Unit #2)                       7,676,630   8,457,585      8,515,914
  Delivered Fuel Oil (Unit #2)                      1,288,778   1,588,255      1,620,637
  Firm Transportation - Demand                      2,981,627   3,026,352      3,071,747
  Firm Transportation - Commodity                     440,488     434,737        428,302
  Firm Transportation - Fuel                          514,365     526,042        538,057
  Interruptible Transportation - Commodity            942,812   1,007,307        982,802
  Interruptible Transportation - Fuel                 263,836     289,459        290,840
  IT Savings From FT Utilization - Commodity         (942,812) (1,007,307)      (982,802)
  IT Savings From FT Utilization - Fuel              (263,836)   (289,459)      (290,840)
  WGL Balancing Fee                                   238,538     237,303        235,648
                                                   -------------------------------------
                                                   28,344,527  29,829,313     30,331,386
                                                   -------------------------------------
  Total Fuel Margin                                $4,009,087  $4,440,100     $4,165,228
                                                   =====================================
Base Case                                                 13          14             15
                                                   Year Ended  Year Ended     Year Ended
                                                     Dec-2008    Dec-2009       Dec-2010
                                                   -------------------------------------
REVENUES:
  FGRR (Unit #1)                                   10,466,202  10,665,287     10,864,373
  FGMR (Unit #1)                                    8,416,988   8,313,931      8,476,622
  IGR (Unit #2)                                    11,047,994  11,123,638     11,373,461
  OR (Unit #2)                                      1,752,540   1,796,250      1,855,937
  Firm Transportation Demand                        3,117,823   3,164,591      3,212,060
                                                   -------------------------------------
                                                   34,801,548  35,063,696     35,782,452
FUEL COSTS:
  Firm Gas - Reserves (Unit #1)                     9,732,854  10,163,042     10,522,178
  Firm Gas - Market (Unit #1)                       6,588,231   6,566,179      6,698,480
  Interruptible Gas (Unit #2)                       8,621,425   8,740,309      8,999,433
  Delivered Fuel Oil (Unit #2)                      1,656,431   1,702,839      1,764,687
  Firm Transportation - Demand                      3,117,823   3,164,591      3,212,060
  Firm Transportation - Commodity                     422,905     418,050        415,014
  Firm Transportation - Fuel                          551,213     564,811        581,054
  Interruptible Transportation - Commodity            964,792     949,798        947,374
  Interruptible Transportation - Fuel                 293,859     297,295        305,506
  IT Savings From FT Utilization - Commodity         (964,792)   (949,798)      (947,374)
  IT Savings From FT Utilization - Fuel              (293,859)   (297,295)      (305,506)
  WGL Balancing Fee                                   234,520     233,653        233,775
                                                   -------------------------------------
                                                   30,925,404  31,553,474     32,426,682
                                                   -------------------------------------
  Total Fuel Margin                                $3,876,144  $3,510,222     $3,355,771

Base Case                                                 16          17             18
                                                   Year Ended  Year Ended     Year Ended
                                                     Dec-2011    Dec-2012       Dec-2013
                                                   -------------------------------------
REVENUES:
  FGRR (Unit #1)                                    4,613,014           0              0
  FGMR (Unit #1)                                   15,207,992  20,665,931     20,885,543
  IGR (Unit #2)                                    11,121,953  10,909,644     10,708,723
  OR (Unit #2)                                      1,794,322   1,731,159      1,676,077
  Firm Transportation Demand                        3,260,240   3,309,144      3,358,781
                                                   -------------------------------------
                                                   35,997,522  36,615,878     36,629,125
FUEL COSTS:
  Firm Gas - Reserves (Unit #1)                     4,568,567           0              0
  Firm Gas - Market (Unit #1)                      12,019,621  16,490,739     16,776,463
  Interruptible Gas (Unit #2)                       8,796,443   8,682,342      8,563,441
  Delivered Fuel Oil (Unit #2)                      1,700,799   1,646,862      1,598,028
  Firm Transportation - Demand                      3,260,240   3,309,144      3,358,781
  Firm Transportation - Commodity                     406,517     400,217        395,101
  Firm Transportation - Fuel                          558,939     545,784        555,601
  Interruptible Transportation - Commodity            902,921     869,055        835,869
  Interruptible Transportation - Fuel                 298,772     295,042        291,151
  IT Savings From FT Utilization - Commodity         (902,921)   (869,055)      (835,869)
  IT Savings From FT Utilization - Fuel              (298,772)   (295,042)      (291,151)
  WGL Balancing Fee                                   230,776     228,964        227,784
                                                   -------------------------------------
                                                   31,541,901  31,304,052     31,475,198
                                                   -------------------------------------
  Total Fuel Margin                                $4,455,620  $5,311,826     $5,153,927

Base Case                                                 19          20             21
                                                   Year Ended  Year Ended     Year Ended
                                                     Dec-2014    Dec-2015       Dec-2016
                                                   -------------------------------------
REVENUES:
  FGRR (Unit #1)                                            0           0              0
  FGMR (Unit #1)                                   21,560,181  21,776,725     22,335,104
  IGR (Unit #2)                                    10,701,061  10,430,384     11,080,000
  OR (Unit #2)                                      1,650,939   1,576,480      1,625,511
  Firm Transportation Demand                        3,409,163   3,460,300      3,512,205
                                                   -------------------------------------
                                                   37,321,344  37,243,889     38,552,821
FUEL COSTS:
  Firm Gas - Reserves (Unit #1)                             0           0              0
  Firm Gas - Market (Unit #1)                      17,189,008  17,231,862     17,788,170
  Interruptible Gas (Unit #2)                       8,600,075   8,424,961      8,863,454
  Delivered Fuel Oil (Unit #2)                      1,577,963   1,510,708      1,538,481
  Firm Transportation - Demand                      3,409,163   3,460,300      3,512,205
  Firm Transportation - Commodity                     392,821     382,096        382,684
  Firm Transportation - Fuel                          569,546     571,129        589,670
  Interruptible Transportation - Commodity            818,619     782,138        802,537
  Interruptible Transportation - Fuel                 292,552     286,728        301,808
  IT Savings From FT Utilization - Commodity         (818,619)   (782,138)      (802,537)
  IT Savings From FT Utilization - Fuel              (292,552)   (286,728)      (301,808)
  WGL Balancing Fee                                   228,213     223,682        225,733
                                                   -------------------------------------
                                                   31,966,788  31,804,738     32,900,398
                                                   -------------------------------------
 Total Fuel Margin                                $5,354,556  $5,439,151     $5,652,423
                                                   =====================================
Base Case                                                 22          23             24
                                                   Year Ended  Year Ended     Year Ended
                                                     Dec-2017    Dec-2018       Dec-2019
                                                   -------------------------------------
REVENUES:
  FGRR (Unit #1)                                            0           0              0
  FGMR (Unit #1)                                   22,934,808  23,550,046     24,536,466
  IGR (Unit #2)                                    11,787,346  12,548,373     13,542,308
  OR (Unit #2)                                      1,676,112   1,728,054      1,806,470
  Firm Transportation Demand                        3,564,888   3,618,361      3,672,637
                                                   -------------------------------------
                                                   39,963,153  41,444,834     43,557,880
FUEL COSTS:
  Firm Gas - Reserves (Unit #1)                             0           0              0
  Firm Gas - Market (Unit #1)                      18,384,538  18,991,394     19,692,558
  Interruptible Gas (Unit #2)                       9,407,490  10,064,295     10,917,619
  Delivered Fuel Oil (Unit #2)                      1,578,449   1,631,041      1,709,325
  Firm Transportation - Demand                      3,564,888   3,618,361      3,672,637
  Firm Transportation - Commodity                     383,757     384,678        387,078
  Firm Transportation - Fuel                          609,556     629,831        653,242
  Interruptible Transportation - Commodity            830,813     866,910        917,215
  Interruptible Transportation - Fuel                 320,474     342,996        372,237
  IT Savings From FT Utilization - Commodity         (830,813)   (866,910)      (917,215)
  IT Savings From FT Utilization - Fuel              (320,474)   (342,996)      (372,237)
  WGL Balancing Fee                                   229,119     232,556        236,044
                                                   -------------------------------------
                                                   34,157,797  35,552,156     37,268,502
                                                   -------------------------------------
  Total Fuel Margin                                $5,805,356  $5,892,678     $6,289,378
                                                   =====================================
Base Case                                                 25          26
                                                   Year Ended  Year Ended      Total
                                                     Dec-2020    Dec-2021    Contract
                                                   -------------------------------------
REVENUES:
  FGRR (Unit #1)                                            0           0    138,294,419
  FGMR (Unit #1)                                   25,130,212  21,412,060    342,209,148
  IGR (Unit #2)                                    14,370,326  12,513,863    267,205,883
  OR (Unit #2)                                      1,845,167   1,281,879     35,966,481
  Firm Transportation Demand                        3,727,726   3,153,035     79,375,540
                                                   -------------------------------------
                                                   45,073,432  38,360,837    863,051,471
FUEL COSTS:
  Firm Gas - Reserves (Unit #1)                             0           0    121,765,168
  Firm Gas - Market (Unit #1)                      20,332,404  17,368,378    272,271,550
  Interruptible Gas (Unit #2)                      11,644,183  10,146,231    209,922,848
  Delivered Fuel Oil (Unit #2)                      1,750,303   1,212,339     34,138,270
  Firm Transportation - Demand                      3,727,726   3,153,035     79,375,540
  Firm Transportation - Commodity                     387,874     324,585     10,170,819
  Firm Transportation - Fuel                          674,678     581,898     13,213,662
  Interruptible Transportation - Commodity            954,205     804,603     22,952,403
  Interruptible Transportation - Fuel                 397,134     348,731      7,184,014
  IT Savings From FT Utilization - Commodity         (954,205)   (804,603)   (22,952,403)
  IT Savings From FT Utilization - Fuel              (397,134)   (348,731)    (7,184,014)
  WGL Balancing Fee                                   239,585     243,179      5,726,662
                                                   -------------------------------------
                                                   38,756,753  33,029,645    740,857,857
                                                   -------------------------------------
  Total Fuel Margin                                $6,316,679  $5,331,192   $122,193,614
                                                   =====================================


                              Panda-Brandywine L.P.
                               230MW PEPCO Project
                             Gas Supply Assumptions
                                                                      Schedule G

BASE CASE                                                                                                 1          2          3
                                                                                                  Year Ended Year Ended Year Ended
                                                                                                    Dec-1996   Dec-1997   Dec-1998
                                                                                                  --------------------------------
DISPATCH HOURS: (AVAILABILITY ADJUSTED)

UNIT #1
  Summer Hours (Jun-Sept)                                                                                  0      1,316      1,352
  Shoulder Hours (Mar-May & Oct-Nov)                                                                     410      2,052      2,071
  Winter Hours (Dec-Feb)                                                                                 399      1,197      1,241
                                                                                                  --------------------------------
     Total Unit #1 Hours                                                                                 809      4,565      4,664

UNIT #2
  Summer Hours (Jun-Sept)                                                                                  0        883        950
  Shoulder Hours (Mar-May & Oct-Nov)                                                                     270      1,350      1,422
  Winter Hours (Dec-Feb)                                                                                 221        663        689
                                                                                                  --------------------------------
     Total Unit #2 Hours                                                                                 491      2,895      3,061


GAS & FUEL OIL VOLUMES (DT'S):

FIRM TRANSPORTATION                                                    Fuel %  Daily Yr 1
                                                                       ------  ----------
  Demand Volumes at Wellhead                                            -       24,824             1,510,138  9,060,827  9,060,827
  Demand Volumes through ANR                                           0.00%    24,824             1,510,138  9,060,827  9,060,827
  Demand Volumes through Columbia Gas                                  2.41%    24,240             1,474,600  8,847,600  8,847,600
  Demand Volumes through CLNG & WGL                                    1.00%    24,000             1,460,000  8,760,000  8,760,000

UNIT #1 - FGRR SUPPLY                                                                                     80%        57%        56%
  FGRR Volumes at Wellhead                                              -        7,064               634,314  2,578,297  2,586,947
  FGRR Volumes through ANR                                             0.00%     7,064               634,314  2,578,297  2,586,947
  FGRR Volumes through Columbia Gas                                    2.41%     6,898               619,386  2,517,622  2,526,069
  FGRR Volumes through CLNG & WGL                                      1.00%     6,829               613,254  2,492,696  2,501,058

UNIT #1 - FGMR SUPPLY                                                                                     20%        43%        44%
  FGMR Volumes at Wellhead                                              -        5,251               163,435  1,916,587  2,003,036
  FGMR Volumes through ANR                                             0.00%     5,251               163,435  1,916,587  2,003,036
  FGMR Volumes through Columbia Gas                                    2.41%     5,127               159,589  1,871,484  1,955,899
  FGMR Volumes through CLNG & WGL                                      1.00%     5,077               158,009  1,852,954  1,936,534

UNIT #2 - IGR SUPPLY                                                                                      92%        94%        94%
  IGR Volumes at Wellhead                                               -        7,223               443,086  2,636,402  2,790,721
  IGR Volumes through Columbia Gas                                     2.41%     7,053               432,658  2,574,360  2,725,048
  IGR Volumes through Columbia LNG                                     1.00%     6,983               428,375  2,548,872  2,698,067
  IGR Volumes through Washington Gas                                   0.00%     6,983               428,375  2,548,872  2,698,067

UNIT #2 - OR SUPPLY                                                                                        8%         6%         6%
  OR Volumes Delivered to Plant                                                                       34,923    174,989    181,581


FUEL COMPENSATION PRICE:

FGRR -                                                              PPI OIL AND GAS FIELD SERVICES
  Fixed Contract Price                                               Jun-94     Oct-96                 $2.58      $2.68      $2.79
                                                                    -------     ------
  Adjusted Contract Price (Contract Year)                            103.20     112.00     108.53%     $2.80      $2.91      $3.03

FGMR -                                                              Base Yr     Oct-96
                                                                    -------     ------
  Commodity Index - Summer                                             6.46                             6.96       6.96       7.34
  Commodity Index - Shoulder                                           6.46                             7.42       7.60       8.00
  Commodity Index - Winter                                             6.46                             7.88       8.32       8.74
  Transportation Index                                                129.9      158.3       3.00%     158.3      163.0      167.9
  Contract Discount                                                                                       90%        90%        90%
  Calculated FGMR - Summer                                            $2.29                            $2.24      $2.25      $2.35
  Calculated FGMR - Shoulder                                          $2.29                            $2.35      $2.41      $2.51
  Calculated FGMR - Winter                                            $2.29                            $2.46      $2.58      $2.69

IGR -
  Calculated FGMR - Summer                                            $2.29                            $2.49      $2.50      $2.61
  Calculated FGMR - Shoulder                                          $2.29                            $2.61      $2.67      $2.78
  Calculated FGMR - Winter                                            $2.29                            $2.76      $2.90      $3.03

OR -
  Oil Index                                                             151                              167        163        168
  Calculated OR                                                       $3.89                            $4.28      $4.19      $4.31


Fuel Costs:                                                                            Escalation
                                                                                       ----------
Firm Gas - Contract Price (Unit #1)                                                          4.00% $   2.43   $   2.52   $   2.62

Firm Gas - Market Price (Unit #1)                Index Cost Options                        Option
                                               ----------------------                      ------
  Spot Price - Summer                          1 - NGC - Columbia Gas                          7       $1.79      $1.79      $1.89
  Spot Price - Shoulder                        2 - NGC - Tenn Gas                              7       $1.93      $1.98      $2.08
  Spot Price - Winter                          3 - NGI - Columbia Gas                          7       $2.07      $2.18      $2.29
  FGMR Premium - Summer                        4 - NGW - Columbia Gas                              $    -     $    -     $    -
  FGMR Premium - Shoulder                      5 - Blended (Gulf & Appl)                           $    -     $    -     $    -
  FGMR Premium - Winter                        6 - Gulf Coast Avg                                  $    -     $    -     $    -
  Firm Gas Market Cost - Weighted Average      7 - Appalachian Avg                                     $1.92      $1.97      $2.07

Interruptible Gas (Unit #2)                                                                Option
                                                                                           ------
  Spot Price - Summer                                                                          7       $1.79      $1.79      $1.89
  Spot Price - Shoulder                                                                        7       $1.93      $1.98      $2.08
  Spot Price - Winter                                                                          7       $2.07      $2.18      $2.29
  IGR Premium - Summer                                                                             $   0.05   $   0.05   $   0.05
  IGR Premium - Shoulder                                                                           $   0.05   $   0.05   $   0.05
  IGR Premium - Winter                                                                             $   0.05   $   0.05   $   0.05
  Interruptible Gas Cost - Weighted Average                                                            $1.97      $2.02      $2.12

Delivered Fuel Oil (Unit #2)                                                                           $4.28      $4.19      $4.31


FIRM TRANSPORTATION:

ANR Tariff Rates                                                                       Escalation
                                                                                       ----------
  Demand                                                                                     0.00%   $0.0000      $0.00      $0.00
  Commodity                                                                                  0.00%   $0.0000      $0.00      $0.00
  Fuel %                                                                                                0.00%      0.00%      0.00%

Columbia Gas Tarriff Rates
  Demand                                                                                     1.50%   $0.2727      $0.28      $0.28
  Commodity                                                                                  1.50%   $0.0290      $0.03      $0.03
  Fuel %                                                                                                2.41%      2.41%      2.41%

CLNG & WGL Contract Rates
  Demand - CLNG Only                                                                         1.50%   $0.0222      $0.02      $0.02
  Commodity - CLNG & WGL                                                                     0.25%   $0.0590      $0.06      $0.06
  Fuel % - CLNG Only                                                                                    1.00%      1.00%      1.00%


Interruptible Transportation:

Columbia Gas Tarriff Rates
  Commodity - Summer                                                                         1.50%    $0.216      $0.22      $0.22
  Commodity - Shoulder                                                                       1.50%    $0.260      $0.26      $0.27
  Commodity - Winter                                                                         1.50%    $0.304      $0.31      $0.31
  Fuel %                                                                                                2.41%      2.41%      2.41%

Columbia (Cove Point) LNG Tarriff Rates
  Commodity - Summer                                                                         1.50%    $0.023      $0.02      $0.02
  Commodity - Shoulder                                                                       1.50%    $0.023      $0.02      $0.02
  Commodity - Winter                                                                         1.50%    $0.023      $0.02      $0.02
  Fuel %                                                                                                1.00%      1.00%      1.00%

Washington Gas Contract Rates
  Commodity - Summer                                                                         0.00%    $0.050      $0.05      $0.05
  Commodity - Shoulder                                                                       0.00%    $0.050      $0.05      $0.05
  Commodity - Winter                                                                         0.00%    $0.050      $0.05      $0.05
  Fuel %                                                                                                0.00%      0.00%      0.00%


Balancing Fee (SIT):

Annual Balance Volumes (DT's) (1/2 Unit #1)                                                          389,488  2,194,553  2,240,984
  Columbia Balancing Fee ($/DT)                                                              1.50%    $0.088      $0.09      $0.09


Capacity Release Revenue
  % of Columbia Gas Demand Charge                                                                         50%        50%        50%
  MCN Release Fee (% of total $)                                                                           5%         5%         5%
  Capacity Release Values (less MCN Fee)                                                               $0.13      $0.13      $0.13
  FT Release Volumes (DT's)                                                                          260,363  1,865,479  1,624,341


BASE CASE                                                                                                 4          5          6
                                                                                                  Year Ended Year Ended Year Ended
                                                                                                    Dec-1999   Dec-2000   Dec-2001
                                                                                                  --------------------------------
DISPATCH HOURS: (AVAILABILITY ADJUSTED)

UNIT #1
  Summer Hours (Jun-Sept)                                                                              1,358      1,362      1,502
  Shoulder Hours (Mar-May & Oct-Nov)                                                                   2,093      2,113      2,162
  Winter Hours (Dec-Feb)                                                                               1,174      1,106      1,177
                                                                                                  --------------------------------
   Total Unit #1 Hours                                                                                 4,624      4,581      4,841

UNIT #2
  Summer Hours (Jun-Sept)                                                                                961        974      1,061
  Shoulder Hours (Mar-May & Oct-Nov)                                                                   1,484      1,546      1,564
  Winter Hours (Dec-Feb)                                                                                 649        609        710
                                                                                                  --------------------------------
     Total Unit #2 Hours                                                                               3,094      3,129      3,336


GAS & FUEL OIL VOLUMES (DT'S):

FIRM TRANSPORTATION                                                   Fuel %  Daily Yr 1
                                                                      ------  ----------
  Demand Volumes at Wellhead                                            -       24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through ANR                                           0.00%    24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through Columbia Gas                                  2.41%    24,240             8,847,600  8,847,600  8,847,600
  Demand Volumes through CLNG & WGL                                    1.00%    24,000             8,760,000  8,760,000  8,760,000

UNIT #1 - FGRR SUPPLY                                                                                     57%        58%        54%
  FGRR Volumes at Wellhead                                              -        7,064             2,596,878  2,608,091  2,590,471
  FGRR Volumes through ANR                                             0.00%     7,064             2,596,878  2,608,091  2,590,471
  FGRR Volumes through Columbia Gas                                    2.41%     6,898             2,535,766  2,546,715  2,529,510
  FGRR Volumes through CLNG & WGL                                      1.00%     6,829             2,510,660  2,521,500  2,504,465

UNIT #1 - FGMR SUPPLY                                                                                     43%        42%        46%
  FGMR Volumes at Wellhead                                              -        5,251             1,962,529  1,918,492  2,220,899
  FGMR Volumes through ANR                                             0.00%     5,251             1,962,529  1,918,492  2,220,899
  FGMR Volumes through Columbia Gas                                    2.41%     5,127             1,916,345  1,873,345  2,168,635
  FGMR Volumes through CLNG & WGL                                      1.00%     5,077             1,897,371  1,854,797  2,147,164

UNIT #2 - IGR SUPPLY                                                                                      94%        95%        94%
  IGR Volumes at Wellhead                                               -        7,223             2,837,952  2,886,792  3,093,779
  IGR Volumes through Columbia Gas                                     2.41%     7,053             2,771,167  2,818,857  3,020,973
  IGR Volumes through Columbia LNG                                     1.00%     6,983             2,743,730  2,790,948  2,991,062
  IGR Volumes through Washington Gas                                   0.00%     6,983             2,743,730  2,790,948  2,991,062

UNIT #2 - OR SUPPLY                                                                                        6%         5%         6%
  OR Volumes Delivered to Plant                                                                      171,461    161,344    189,761


FUEL COMPENSATION PRICE:

FGRR -                                                             PPI OIL AND GAS FIELD SERVICES
  Fixed Contract Price                                               Jun-94     Oct-96                 $2.90      $3.02      $3.14
                                                                    -------     ------
  Adjusted Contract Price (Contract Year)                            103.20     112.00     108.53%     $3.15      $3.28      $3.41

FGMR -                                                              Base Yr     Oct-96
                                                                    -------     ------
  Commodity Index - Summer                                             6.46                             7.78       8.19       8.58
  Commodity Index - Shoulder                                           6.46                             8.41       8.85       9.25
  Commodity Index - Winter                                             6.46                             9.18       9.63      10.06
  Transportation Index                                                129.9      158.3       3.00%     173.0      178.2      183.5
  Contract Discount                                                                                       90%        92%       100%
  Calculated FGMR - Summer                                            $2.29                            $2.47      $2.63      $2.98
  Calculated FGMR - Shoulder                                          $2.29                            $2.62      $2.79      $3.16
  Calculated FGMR - Winter                                            $2.29                            $2.81      $2.99      $3.39

IGR -
  Calculated FGMR - Summer                                            $2.29                            $2.74      $2.85      $2.96
  Calculated FGMR - Shoulder                                          $2.29                            $2.90      $3.02      $3.13
  Calculated FGMR - Winter                                            $2.29                            $3.16      $3.31      $3.44

OR -
  Oil Index                                                             151                              172        177        184
  Calculated OR                                                       $3.89                            $4.43      $4.55      $4.73


Fuel Costs:                                                                            Escalation
                                                                                       ----------
Firm Gas - Contract Price (Unit #1)                                                          4.00% $   2.72   $   2.83   $   2.94

Firm Gas - Market Price (Unit #1)                 Index Cost Options                      Option
                                               ----------------------                     ------
  Spot Price - Summer                          1 - NGC - Columbia Gas                          7       $2.00      $2.10      $2.20
  Spot Price - Shoulder                        2 - NGC - Tenn Gas                              7       $2.19      $2.30      $2.40
  Spot Price - Winter                          3 - NGI - Columbia Gas                          7       $2.40      $2.52      $2.63
  FGMR Premium - Summer                        4 - NGW - Columbia Gas                              $    -     $    -     $    -
  FGMR Premium - Shoulder                      5 - Blended (Gulf & Appl)                           $    -     $    -     $    -
  FGMR Premium - Winter                        6 - Gulf Coast Avg                                  $    -     $    -     $   0.01
  Firm Gas Market Cost - Weighted Average      7 - Appalachian Avg                                     $2.18      $2.29      $2.39

Interruptible Gas (Unit #2)                                                                Option
                                                                                           ------
  Spot Price - Summer                                                                          7       $2.00      $2.10      $2.20
  Spot Price - Shoulder                                                                        7       $2.19      $2.30      $2.40
  Spot Price - Winter                                                                          7       $2.40      $2.52      $2.63
  IGR Premium - Summer                                                                             $   0.05   $   0.05   $   0.05
  IGR Premium - Shoulder                                                                           $   0.05   $   0.05   $   0.05
  IGR Premium - Winter                                                                             $   0.05   $   0.05   $   0.05
  Interruptible Gas Cost - Weighted Average                                                            $2.23      $2.34      $2.44

Delivered Fuel Oil (Unit #2)                                                                           $4.43      $4.55      $4.73


FIRM TRANSPORTATION:

ANR Tariff Rates                                                                       Escalation
                                                                                       ----------
  Demand                                                                                     0.00%     $0.00      $0.00      $0.00
  Commodity                                                                                  0.00%     $0.00      $0.00      $0.00
  Fuel %                                                                                                0.00%      0.00%      0.00%

Columbia Gas Tarriff Rates
  Demand                                                                                     1.50%     $0.29      $0.29      $0.29
  Commodity                                                                                  1.50%     $0.03      $0.03      $0.03
  Fuel %                                                                                                2.41%      2.41%      2.41%

CLNG & WGL Contract Rates
  Demand - CLNG Only                                                                         1.50%     $0.02      $0.02      $0.02
  Commodity - CLNG & WGL                                                                     0.25%     $0.06      $0.06      $0.06
  Fuel % - CLNG Only                                                                                    1.00%      1.00%      1.00%


Interruptible Transportation:

Columbia Gas Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.23      $0.23      $0.23
  Commodity - Shoulder                                                                       1.50%     $0.27      $0.28      $0.28
  Commodity - Winter                                                                         1.50%     $0.32      $0.32      $0.33
  Fuel %                                                                                                2.41%      2.41%      2.41%

Columbia (Cove Point) LNG Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.02      $0.02      $0.02
  Commodity - Shoulder                                                                       1.50%     $0.02      $0.02      $0.02
  Commodity - Winter                                                                         1.50%     $0.02      $0.02      $0.02
  Fuel %                                                                                                1.00%      1.00%      1.00%

Washington Gas Contract Rates
  Commodity - Summer                                                                         0.00%     $0.05      $0.05      $0.05
  Commodity - Shoulder                                                                       0.00%     $0.05      $0.05      $0.05
  Commodity - Winter                                                                         0.00%     $0.05      $0.05      $0.05
  Fuel %                                                                                                0.00%      0.00%      0.00%


Balancing Fee (SIT):

Annual Balance Volumes (DT's) (1/2 Unit #1)                                                        2,226,056  2,210,030  2,349,073
  Columbia Balancing Fee ($/DT)                                                              1.50%     $0.09      $0.09      $0.09


Capacity Release Revenue
  % of Columbia Gas Demand Charge                                                                         50%        50%        50%
  MCN Release Fee (% of total $)                                                                           5%         5%         5%
  Capacity Release Values (less MCN Fee)                                                               $0.14      $0.14      $0.14
  FT Release Volumes (DT's)                                                                        1,608,239  1,592,755  1,117,309
BASE CASE                                                                                                 7          8          9
                                                                                                  Year Ended Year Ended Year Ended
                                                                                                    Dec-2002   Dec-2003   Dec-2004
                                                                                                  --------------------------------
DISPATCH HOURS: (AVAILABILITY ADJUSTED)

UNIT #1
  Summer Hours (Jun-Sept)                                                                              1,640      1,507      1,375
  Shoulder Hours (Mar-May & Oct-Nov)                                                                   2,210      2,200      2,190
  Winter Hours (Dec-Feb)                                                                               1,248      1,213      1,178
     Total Unit #1 Hours                                                                               5,098      4,920      4,742

UNIT #2
  Summer Hours (Jun-Sept)                                                                              1,149      1,042        935
  Shoulder Hours (Mar-May & Oct-Nov)                                                                   1,584      1,289        994
  Winter Hours (Dec-Feb)                                                                                 811        739        668
     Total Unit #2 Hours                                                                               3,544      3,070      2,598


GAS & FUEL OIL VOLUMES (DT'S):

FIRM TRANSPORTATION                                                  Fuel %   Daily Yr 1
                                                                     ------   ----------
  Demand Volumes at Wellhead                                            -       24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through ANR                                           0.00%    24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through Columbia Gas                                  2.41%    24,240             8,847,600  8,847,600  8,847,600
  Demand Volumes through CLNG & WGL                                    1.00%    24,000             8,760,000  8,760,000  8,760,000

UNIT #1 - FGRR SUPPLY                                                                                     52%        53%        56%
  FGRR Volumes at Wellhead                                              -        7,064             2,608,091  2,618,663  2,629,876
  FGRR Volumes through ANR                                             0.00%     7,064             2,608,091  2,618,663  2,629,876
  FGRR Volumes through Columbia Gas                                    2.41%     6,898             2,546,715  2,557,039  2,567,987
  FGRR Volumes through CLNG & WGL                                      1.00%     6,829             2,521,500  2,531,721  2,542,562

UNIT #1 - FGMR SUPPLY                                                                                     48%        47%        44%
  FGMR Volumes at Wellhead                                              -        5,251             2,454,765  2,277,047  2,099,192
  FGMR Volumes through ANR                                             0.00%     5,251             2,454,765  2,277,047  2,099,192
  FGMR Volumes through Columbia Gas                                    2.41%     5,127             2,396,998  2,223,462  2,049,792
  FGMR Volumes through CLNG & WGL                                      1.00%     5,077             2,373,265  2,201,447  2,029,497

UNIT #2 - IGR SUPPLY                                                                                      94%        93%        93%
  IGR Volumes at Wellhead                                               -        7,223             3,258,886  2,815,062  2,373,202
  IGR Volumes through Columbia Gas                                     2.41%     7,053             3,182,195  2,748,816  2,317,353
  IGR Volumes through Columbia LNG                                     1.00%     6,983             3,150,688  2,721,600  2,294,409
  IGR Volumes through Washington Gas                                   0.00%     6,983             3,150,688  2,721,600  2,294,409

UNIT #2 - OR SUPPLY                                                                                        6%         7%         7%
  OR Volumes Delivered to Plant                                                                      215,598    196,771    177,967


FUEL COMPENSATION PRICE:

FGRR -                                                              PPI OIL AND GAS FIELD SERVICES
  Fixed Contract Price                                               Jun-94     Oct-96                 $3.26      $3.33      $3.40
                                                                    --------    ------
  Adjusted Contract Price (Contract Year)                            103.20     112.00     108.53%     $3.54      $3.61      $3.69

FGMR -                                                              Base Yr     Oct-96
                                                                    --------    ------
  Commodity Index - Summer                                             6.46                             8.98       9.45       9.88
  Commodity Index - Shoulder                                           6.46                             9.72      10.16      10.62
  Commodity Index - Winter                                             6.46                            10.56      11.02      11.55
  Transportation Index                                                129.9      158.3       3.00%     189.0      194.7      200.5
  Contract Discount                                                                                      100%       100%       100%
  Calculated FGMR - Summer                                            $2.29                            $3.10      $3.24      $3.37
  Calculated FGMR - Shoulder                                          $2.29                            $3.30      $3.44      $3.57
  Calculated FGMR - Winter                                            $2.29                            $3.53      $3.67      $3.83

IGR -
  Calculated FGMR - Summer                                            $2.29                            $3.08      $3.21      $3.34
  Calculated FGMR - Shoulder                                          $2.29                            $3.27      $3.39      $3.52
  Calculated FGMR - Winter                                            $2.29                            $3.60      $3.74      $3.91

OR -
  Oil Index                                                             151                              191        199        206
  Calculated OR                                                       $3.89                            $4.91      $5.10      $5.30


Fuel Costs:                                                                            Escalation
                                                                                       ----------
Firm Gas - Contract Price (Unit #1)                                                          4.00% $   3.06   $   3.18   $   3.31

Firm Gas - Market Price (Unit #1)                 Index Cost Options                       Option
                                               ----------------------                      ------
  Spot Price - Summer                          1 - NGC - Columbia Gas                          7       $2.30      $2.42      $2.53
  Spot Price - Shoulder                        2 - NGC - Tenn Gas                              7       $2.52      $2.63      $2.75
  Spot Price - Winter                          3 - NGI - Columbia Gas                          7       $2.76      $2.88      $3.01
  FGMR Premium - Summer                        4 - NGW - Columbia Gas                              $    -     $    -     $    -
  FGMR Premium - Shoulder                      5 - Blended (Gulf & Appl)                           $    -     $    -     $    -
  FGMR Premium - Winter                        6 - Gulf Coast Avg                                  $   0.01   $   0.02   $   0.02
  Firm Gas Market Cost - Weighted Average      7 - Appalachian Avg                                     $2.51      $2.63      $2.75

Interruptible Gas (Unit #2)                                                                Option
                                                                                           ------
  Spot Price - Summer                                                                          7       $2.30      $2.42      $2.53
  Spot Price - Shoulder                                                                        7       $2.52      $2.63      $2.75
  Spot Price - Winter                                                                          7       $2.76      $2.88      $3.01
  IGR Premium - Summer                                                                             $   0.05   $   0.05   $   0.05
  IGR Premium - Shoulder                                                                           $   0.05   $   0.05   $   0.05
  IGR Premium - Winter                                                                             $   0.05   $   0.05   $   0.05
  Interruptible Gas Cost - Weighted Average                                                            $2.56      $2.67      $2.79

Delivered Fuel Oil (Unit #2)                                                                           $4.91      $5.10      $5.30


FIRM TRANSPORTATION:

ANR Tariff Rates                                                                       Escalation
                                                                                       ----------
  Demand                                                                                     0.00%     $0.00      $0.00      $0.00
  Commodity                                                                                  0.00%     $0.00      $0.00      $0.00
  Fuel %                                                                                                0.00%      0.00%      0.00%

Columbia Gas Tarriff Rates
  Demand                                                                                     1.50%     $0.30      $0.30      $0.31
  Commodity                                                                                  1.50%     $0.03      $0.03      $0.03
  Fuel %                                                                                                2.41%      2.41%      2.41%

CLNG & WGL Contract Rates
  Demand - CLNG Only                                                                         1.50%     $0.02      $0.02      $0.03
  Commodity - CLNG & WGL                                                                     0.25%     $0.06      $0.06      $0.06
  Fuel % - CLNG Only                                                                                    1.00%      1.00%      1.00%


Interruptible Transportation:

Columbia Gas Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.24      $0.24      $0.24
  Commodity - Shoulder                                                                       1.50%     $0.28      $0.29      $0.29
  Commodity - Winter                                                                         1.50%     $0.33      $0.34      $0.34
  Fuel %                                                                                                2.41%      2.41%      2.41%

Columbia (Cove Point) LNG Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.03      $0.03      $0.03
  Commodity - Shoulder                                                                       1.50%     $0.03      $0.03      $0.03
  Commodity - Winter                                                                         1.50%     $0.03      $0.03      $0.03
  Fuel %                                                                                                1.00%      1.00%      1.00%

Washington Gas Contract Rates
  Commodity - Summer                                                                         0.00%     $0.05      $0.05      $0.05
  Commodity - Shoulder                                                                       0.00%     $0.05      $0.05      $0.05
  Commodity - Winter                                                                         0.00%     $0.05      $0.05      $0.05
  Fuel %                                                                                                0.00%      0.00%      0.00%


Balancing Fee (SIT):

Annual Balance Volumes (DT's) (1/2 Unit #1)                                                        2,471,857  2,390,250  2,308,890
  Columbia Balancing Fee ($/DT)                                                              1.50%     $0.10      $0.10      $0.10


Capacity Release Revenue
  % of Columbia Gas Demand Charge                                                                         50%        50%        50%
  MCN Release Fee (% of total $)                                                                           5%         5%         5%
  Capacity Release Values (less MCN Fee)                                                               $0.14      $0.14      $0.15
  FT Release Volumes (DT's)                                                                          714,546  1,305,232  1,893,532

BASE CASE                                                                                                10         11         12
                                                                                                  Year Ended Year Ended Year Ended
                                                                                                    Dec-2005   Dec-2006   Dec-2007
DISPATCH HOURS: (AVAILABILITY ADJUSTED)                                                           --------------------------------

UNIT #1
  Summer Hours (Jun-Sept)                                                                              1,475      1,575      1,497
  Shoulder Hours (Mar-May & Oct-Nov)                                                                   2,030      1,871      1,854
  Winter Hours (Dec-Feb)                                                                               1,285      1,392      1,377
     Total Unit #1 Hours                                                                               4,791      4,838      4,728

UNIT #2
  Summer Hours (Jun-Sept)                                                                              1,005      1,076      1,011
  Shoulder Hours (Mar-May & Oct-Nov)                                                                     997      1,000        982
  Winter Hours (Dec-Feb)                                                                                 857      1,046      1,034
     Total Unit #2 Hours                                                                               2,859      3,121      3,027


GAS & FUEL OIL VOLUMES (DT'S):

FIRM TRANSPORTATION                                                   Fuel %   Daily Yr 1
                                                                      ------   ----------
  Demand Volumes at Wellhead                                            -       24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through ANR                                           0.00%    24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through Columbia Gas                                  2.41%    24,240             8,847,600  8,847,600  8,847,600
  Demand Volumes through CLNG & WGL                                    1.00%    24,000             8,760,000  8,760,000  8,760,000

UNIT #1 - FGRR SUPPLY                                                                                     54%        54%        56%
  FGRR Volumes at Wellhead                                              -        7,064             2,616,100  2,579,258  2,590,151
  FGRR Volumes through ANR                                             0.00%     7,064             2,616,100  2,579,258  2,590,151
  FGRR Volumes through Columbia Gas                                    2.41%     6,898             2,554,536  2,518,561  2,529,197
  FGRR Volumes through CLNG & WGL                                      1.00%     6,829             2,529,244  2,493,625  2,504,156

UNIT #1 - FGMR SUPPLY                                                                                     46%        46%        44%
  FGMR Volumes at Wellhead                                              -        5,251             2,239,610  2,179,921  2,066,007
  FGMR Volumes through ANR                                             0.00%     5,251             2,239,610  2,179,921  2,066,007
  FGMR Volumes through Columbia Gas                                    2.41%     5,127             2,186,905  2,128,621  2,017,388
  FGMR Volumes through CLNG & WGL                                      1.00%     5,077             2,165,253  2,107,546  1,997,413

UNIT #2 - IGR SUPPLY                                                                                      92%        91%        90%
  IGR Volumes at Wellhead                                               -        7,223             2,642,689  2,774,270  2,665,881
  IGR Volumes through Columbia Gas                                     2.41%     7,053             2,580,499  2,708,983  2,603,145
  IGR Volumes through Columbia LNG                                     1.00%     6,983             2,554,950  2,682,162  2,577,371
  IGR Volumes through Washington Gas                                   0.00%     6,983             2,554,950  2,682,162  2,577,371

UNIT #2 - OR SUPPLY                                                                                        8%         9%        10%
  OR Volumes Delivered to Plant                                                                      234,173    277,877    273,101


FUEL COMPENSATION PRICE:

FGRR -                                                              PPI OIL AND GAS FIELD SERVICES
  Fixed Contract Price                                               Jun-94     Oct-96                 $3.46      $3.53      $3.60
                                                                    --------    ------
  Adjusted Contract Price (Contract Year)                            103.20     112.00     108.53%     $3.76      $3.83      $3.91

FGMR -                                                              Base Yr     Oct-96
                                                                    --------    ------
  Commodity Index - Summer                                             6.46                            10.33      10.86      11.41
  Commodity Index - Shoulder                                           6.46                            11.14      11.64      12.21
  Commodity Index - Winter                                             6.46                            12.06      12.63      13.18
  Transportation Index                                                129.9      158.3       3.00%     206.5      212.7      219.1
  Contract Discount                                                                                      100%       100%       100%
  Calculated FGMR - Summer                                            $2.29                            $3.51      $3.66      $3.83
  Calculated FGMR - Shoulder                                          $2.29                            $3.73      $3.88      $4.05
  Calculated FGMR - Winter                                            $2.29                            $3.98      $4.15      $4.31

IGR -
  Calculated FGMR - Summer                                            $2.29                            $3.47      $3.61      $3.77
  Calculated FGMR - Shoulder                                          $2.29                            $3.67      $3.81      $3.97
  Calculated FGMR - Winter                                            $2.29                            $4.07      $4.25      $4.42

OR -
  Oil Index                                                             151                              214        222        231
  Calculated OR                                                       $3.89                            $5.50      $5.72      $5.93


Fuel Costs:                                                                            Escalation
                                                                                       ----------
Firm Gas - Contract Price (Unit #1)                                                          4.00% $   3.44   $   3.58   $   3.72

Firm Gas - Market Price (Unit #1)                Index Cost Options                        Option
                                               ----------------------                      ------
  Spot Price - Summer                          1 - NGC - Columbia Gas                          7       $2.65      $2.78      $2.92
  Spot Price - Shoulder                        2 - NGC - Tenn Gas                              7       $2.88      $3.01      $3.16
  Spot Price - Winter                          3 - NGI - Columbia Gas                          7       $3.14      $3.29      $3.43
  FGMR Premium - Summer                        4 - NGW - Columbia Gas                              $    -     $    -     $    -
  FGMR Premium - Shoulder                      5 - Blended (Gulf & Appl)                           $    -     $    -     $    -
  FGMR Premium - Winter                        6 - Gulf Coast Avg                                  $   0.03   $   0.03   $   0.04
  Firm Gas Market Cost - Weighted Average      7 - Appalachian Avg                                     $2.88      $3.01      $3.16

Interruptible Gas (Unit #2)                                                                Option
                                                                                           ------
  Spot Price - Summer                                                                          7       $2.65      $2.78      $2.92
  Spot Price - Shoulder                                                                        7       $2.88      $3.01      $3.16
  Spot Price - Winter                                                                          7       $3.14      $3.29      $3.43
  IGR Premium - Summer                                                                             $   0.05   $   0.05   $   0.05
  IGR Premium - Shoulder                                                                           $   0.05   $   0.05   $   0.05
  IGR Premium - Winter                                                                             $   0.05   $   0.05   $   0.05
  Interruptible Gas Cost - Weighted Average                                                            $2.92      $3.05      $3.20

Delivered Fuel Oil (Unit #2)                                                                           $5.50      $5.72      $5.93


FIRM TRANSPORTATION:

ANR Tariff Rates                                                                       Escalation
                                                                                       ----------
  Demand                                                                                     0.00%     $0.00      $0.00      $0.00
  Commodity                                                                                  0.00%     $0.00      $0.00      $0.00
  Fuel %                                                                                                0.00%      0.00%      0.00%

Columbia Gas Tarriff Rates
  Demand                                                                                     1.50%     $0.31      $0.32      $0.32
  Commodity                                                                                  1.50%     $0.03      $0.03      $0.03
  Fuel %                                                                                                2.41%      2.41%      2.41%

CLNG & WGL Contract Rates
  Demand - CLNG Only                                                                         1.50%     $0.03      $0.03      $0.03
  Commodity - CLNG & WGL                                                                     0.25%     $0.06      $0.06      $0.06
  Fuel % - CLNG Only                                                                                    1.00%      1.00%      1.00%


Interruptible Transportation:

Columbia Gas Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.25      $0.25      $0.25
  Commodity - Shoulder                                                                       1.50%     $0.30      $0.30      $0.31
  Commodity - Winter                                                                         1.50%     $0.35      $0.35      $0.36
  Fuel %                                                                                                2.41%      2.41%      2.41%

Columbia (Cove Point) LNG Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.03      $0.03      $0.03
  Commodity - Shoulder                                                                       1.50%     $0.03      $0.03      $0.03
  Commodity - Winter                                                                         1.50%     $0.03      $0.03      $0.03
  Fuel %                                                                                                1.00%      1.00%      1.00%

Washington Gas Contract Rates
  Commodity - Summer                                                                         0.00%     $0.05      $0.05      $0.05
  Commodity - Shoulder                                                                       0.00%     $0.05      $0.05      $0.05
  Commodity - Winter                                                                         0.00%     $0.05      $0.05      $0.05
  Fuel %                                                                                                0.00%      0.00%      0.00%


Balancing Fee (SIT):

Annual Balance Volumes (DT's) (1/2 Unit #1)                                                        2,370,721  2,323,591  2,273,292
  Columbia Balancing Fee ($/DT)                                                              1.50%     $0.10      $0.10      $0.10


Capacity Release Revenue
  % of Columbia Gas Demand Charge                                                                         50%        50%        50%
  MCN Release Fee (% of total $)                                                                           5%         5%         5%
  Capacity Release Values (less MCN Fee)                                                               $0.15      $0.15      $0.15
  FT Release Volumes (DT's)                                                                        1,510,554  1,476,668  1,681,060

BASE CASE                                                                                                13         14         15
                                                                                                  Year Ended Year Ended Year Ended
                                                                                                    Dec-2008   Dec-2009   Dec-2010
                                                                                                  --------------------------------
DISPATCH HOURS: (AVAILABILITY ADJUSTED)

UNIT #1
  Summer Hours (Jun-Sept)                                                                              1,425      1,362      1,304
  Shoulder Hours (Mar-May & Oct-Nov)                                                                   1,838      1,822      1,806
  Winter Hours (Dec-Feb)                                                                               1,362      1,348      1,333
                                                                                                  --------------------------------
     Total Unit #1 Hours                                                                               4,626      4,531      4,443

UNIT #2
  Summer Hours (Jun-Sept)                                                                                950        892        839
  Shoulder Hours (Mar-May & Oct-Nov)                                                                     966        949        934
  Winter Hours (Dec-Feb)                                                                               1,021      1,010        998
                                                                                                  --------------------------------
     Total Unit #2 Hours                                                                               2,937      2,852      2,771


GAS & FUEL OIL VOLUMES (DT'S):

FIRM TRANSPORTATION                                                  Fuel %   Daily Yr 1
                                                                     ------   ----------
  Demand Volumes at Wellhead                                            -       24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through ANR                                           0.00%    24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through Columbia Gas                                  2.41%    24,240             8,847,600  8,847,600  8,847,600
  Demand Volumes through CLNG & WGL                                    1.00%    24,000             8,760,000  8,760,000  8,760,000

UNIT #1 - FGRR SUPPLY                                                                                     57%        58%        59%
  FGRR Volumes at Wellhead                                              -        7,064             2,601,043  2,611,936  2,600,723
  FGRR Volumes through ANR                                             0.00%     7,064             2,601,043  2,611,936  2,600,723
  FGRR Volumes through Columbia Gas                                    2.41%     6,898             2,539,833  2,550,469  2,539,520
  FGRR Volumes through CLNG & WGL                                      1.00%     6,829             2,514,686  2,525,217  2,514,377

UNIT #1 - FGMR SUPPLY                                                                                     43%        42%        41%
  FGMR Volumes at Wellhead                                              -        5,251             1,964,338  1,869,356  1,816,642
  FGMR Volumes through ANR                                             0.00%     5,251             1,964,338  1,869,356  1,816,642
  FGMR Volumes through Columbia Gas                                    2.41%     5,127             1,918,111  1,825,364  1,773,892
  FGMR Volumes through CLNG & WGL                                      1.00%     5,077             1,899,120  1,807,291  1,756,328

UNIT #2 - IGR SUPPLY                                                                                      90%        90%        90%
  IGR Volumes at Wellhead                                               -        7,223             2,577,454  2,499,072  2,454,964
  IGR Volumes through Columbia Gas                                     2.41%     7,053             2,516,799  2,440,262  2,397,192
  IGR Volumes through Columbia LNG                                     1.00%     6,983             2,491,880  2,416,101  2,373,457
  IGR Volumes through Washington Gas                                   0.00%     6,983             2,491,880  2,416,101  2,373,457

UNIT #2 - OR SUPPLY                                                                                       10%        10%        10%
  OR Volumes Delivered to Plant                                                                      268,808    266,196    265,755


FUEL COMPENSATION PRICE:

FGRR -                                                              PPI OIL AND GAS FIELD SERVICES
  Fixed Contract Price                                               Jun-94     Oct-96                 $3.68      $3.75      $3.82
                                                                    -------     ------
  Adjusted Contract Price (Contract Year)                            103.20     112.00     108.53%     $3.99      $4.07      $4.15

FGMR -                                                              Base Yr     Oct-96
                                                                    -------     ------
  Commodity Index - Summer                                             6.46                            11.92      12.51      13.13
  Commodity Index - Shoulder                                           6.46                            12.80      13.36      14.01
  Commodity Index - Winter                                             6.46                            13.80      14.39      15.07
  Transportation Index                                                129.9      158.3       3.00%     225.7      232.5      239.4
  Contract Discount                                                                                      100%       100%       100%
  Calculated FGMR - Summer                                            $2.29                            $3.98      $4.16      $4.34
  Calculated FGMR - Shoulder                                          $2.29                            $4.22      $4.39      $4.58
  Calculated FGMR - Winter                                            $2.29                            $4.49      $4.67      $4.87

IGR -
  Calculated FGMR - Summer                                            $2.29                            $3.91      $4.08      $4.25
  Calculated FGMR - Shoulder                                          $2.29                            $4.14      $4.30      $4.48
  Calculated FGMR - Winter                                            $2.29                            $4.62      $4.80      $5.01

OR -
  Oil Index                                                             151                              240        249        258
  Calculated OR                                                       $3.89                            $6.16      $6.40      $6.64


Fuel Costs:                                                                            Escalation
                                                                                       ----------
Firm Gas - Contract Price (Unit #1)                                                          4.00% $   3.87   $   4.02   $   4.18

Firm Gas - Market Price (Unit #1)               Index Cost Options                         Option
                                               ----------------------                      ------
  Spot Price - Summer                          1 - NGC - Columbia Gas                          7       $3.05      $3.20      $3.36
  Spot Price - Shoulder                        2 - NGC - Tenn Gas                              7       $3.31      $3.45      $3.62
  Spot Price - Winter                          3 - NGI - Columbia Gas                          7       $3.59      $3.74      $3.92
  FGMR Premium - Summer                        4 - NGW - Columbia Gas                              $    -     $    -     $    -
  FGMR Premium - Shoulder                      5 - Blended (Gulf & Appl)                           $    -     $    -     $    -
  FGMR Premium - Winter                        6 - Gulf Coast Avg                                  $   0.04   $   0.05   $   0.05
  Firm Gas Market Cost - Weighted Average      7 - Appalachian Avg                                     $3.30      $3.45      $3.62

Interruptible Gas (Unit #2)                                                                Option
                                                                                           ------
  Spot Price - Summer                                                                          7       $3.05      $3.20      $3.36
  Spot Price - Shoulder                                                                        7       $3.31      $3.45      $3.62
  Spot Price - Winter                                                                          7       $3.59      $3.74      $3.92
  IGR Premium - Summer                                                                             $   0.05   $   0.05   $   0.05
  IGR Premium - Shoulder                                                                           $   0.05   $   0.05   $   0.05
  IGR Premium - Winter                                                                             $   0.05   $   0.05   $   0.05
  Interruptible Gas Cost - Weighted Average                                                            $3.34      $3.49      $3.66

Delivered Fuel Oil (Unit #2)                                                                           $6.16      $6.40      $6.64


FIRM TRANSPORTATION:

ANR Tariff Rates                                                                       Escalation
                                                                                       ----------
  Demand                                                                                     0.00%     $0.00      $0.00      $0.00
  Commodity                                                                                  0.00%     $0.00      $0.00      $0.00
  Fuel %                                                                                                0.00%      0.00%      0.00%

Columbia Gas Tarriff Rates
  Demand                                                                                     1.50%     $0.33      $0.33      $0.34
  Commodity                                                                                  1.50%     $0.03      $0.04      $0.04
  Fuel %                                                                                                2.41%      2.41%      2.41%

CLNG & WGL Contract Rates
  Demand - CLNG Only                                                                         1.50%     $0.03      $0.03      $0.03
  Commodity - CLNG & WGL                                                                     0.25%     $0.06      $0.06      $0.06
  Fuel % - CLNG Only                                                                                    1.00%      1.00%      1.00%


Interruptible Transportation:

Columbia Gas Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.26      $0.26      $0.27
  Commodity - Shoulder                                                                       1.50%     $0.31      $0.32      $0.32
  Commodity - Winter                                                                         1.50%     $0.36      $0.37      $0.37
  Fuel %                                                                                                2.41%      2.41%      2.41%

Columbia (Cove Point) LNG Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.03      $0.03      $0.03
  Commodity - Shoulder                                                                       1.50%     $0.03      $0.03      $0.03
  Commodity - Winter                                                                         1.50%     $0.03      $0.03      $0.03
  Fuel %                                                                                                1.00%      1.00%      1.00%

Washington Gas Contract Rates
  Commodity - Summer                                                                         0.00%     $0.05      $0.05      $0.05
  Commodity - Shoulder                                                                       0.00%     $0.05      $0.05      $0.05
  Commodity - Winter                                                                         0.00%     $0.05      $0.05      $0.05
  Fuel %                                                                                                0.00%      0.00%      0.00%


Balancing Fee (SIT):

Annual Balance Volumes (DT's) (1/2 Unit #1)                                                        2,228,972  2,187,917  2,156,706
  Columbia Balancing Fee ($/DT)                                                              1.50%     $0.11      $0.11      $0.11


Capacity Release Revenue
  % of Columbia Gas Demand Charge                                                                         50%        50%        50%
  MCN Release Fee (% of total $)                                                                           5%         5%         5%
  Capacity Release Values (less MCN Fee)                                                               $0.15      $0.16      $0.16
  FT Release Volumes (DT's)                                                                        1,854,314  2,011,391  2,115,838

BASE CASE                                                                                                16         17         18
                                                                                                  Year Ended Year Ended Year Ended
                                                                                                    Dec-2011   Dec-2012   Dec-2013
                                                                                                  --------------------------------
DISPATCH HOURS: (AVAILABILITY ADJUSTED)

UNIT #1
  Summer Hours (Jun-Sept)                                                                              1,285      1,268      1,251
  Shoulder Hours (Mar-May & Oct-Nov)                                                                   1,771      1,739      1,712
  Winter Hours (Dec-Feb)                                                                               1,268      1,211      1,163
                                                                                                  --------------------------------
     Total Unit #1 Hours                                                                               4,324      4,218      4,126

UNIT #2
  Summer Hours (Jun-Sept)                                                                                818        796        776
  Shoulder Hours (Mar-May & Oct-Nov)                                                                     879        828        780
  Winter Hours (Dec-Feb)                                                                                 931        868        810
                                                                                                  --------------------------------
     Total Unit #2 Hours                                                                               2,628      2,492      2,366


GAS & FUEL OIL VOLUMES (DT'S):

FIRM TRANSPORTATION                                                  Fuel %   Daily Yr 1
                                                                     ------   ----------
  Demand Volumes at Wellhead                                            -       24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through ANR                                           0.00%    24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through Columbia Gas                                  2.41%    24,240             8,847,600  8,847,600  8,847,600
  Demand Volumes through CLNG & WGL                                    1.00%    24,000             8,760,000  8,760,000  8,760,000

UNIT #1 - FGRR SUPPLY                                                                                     25%         0%         0%
  FGRR Volumes at Wellhead                                              -        7,064             1,086,012          0          0
  FGRR Volumes through ANR                                             0.00%     7,064             1,086,012          0          0
  FGRR Volumes through Columbia Gas                                    2.41%     6,898             1,060,455          0          0
  FGRR Volumes through CLNG & WGL                                      1.00%     6,829             1,049,956          0          0

UNIT #1 - FGMR SUPPLY                                                                                     75%       100%       100%
  FGMR Volumes at Wellhead                                              -        5,251             3,210,232  4,199,526  4,116,144
  FGMR Volumes through ANR                                             0.00%     5,251             3,210,232  4,199,526  4,116,144
  FGMR Volumes through Columbia Gas                                    2.41%     5,127             3,134,686  4,100,699  4,019,279
  FGMR Volumes through CLNG & WGL                                      1.00%     5,077             3,103,650  4,060,098  3,979,484

UNIT #2 - IGR SUPPLY                                                                                      90%        90%        90%
  IGR Volumes at Wellhead                                               -        7,223             2,313,983  2,202,494  2,094,964
  IGR Volumes through Columbia Gas                                     2.41%     7,053             2,259,528  2,150,663  2,045,664
  IGR Volumes through Columbia LNG                                     1.00%     6,983             2,237,157  2,129,369  2,025,410
  IGR Volumes through Washington Gas                                   0.00%     6,983             2,237,157  2,129,369  2,025,410

UNIT #2 - OR SUPPLY                                                                                       10%        10%        10%
  OR Volumes Delivered to Plant                                                                      246,707    230,054    214,947


FUEL COMPENSATION PRICE:

FGRR -                                                              PPI OIL AND GAS FIELD SERVICES
  Fixed Contract Price                                               Jun-94     Oct-96                 $3.90      $3.98      $4.06
                                                                     ------     ------
  Adjusted Contract Price (Contract Year)                            103.20     112.00     108.53%     $4.23      $4.32      $4.41

FGMR -                                                              Base Yr     Oct-96
                                                                    -------     ------
  Commodity Index - Summer                                             6.46                            13.65      14.19      14.74
  Commodity Index - Shoulder                                           6.46                            14.55      15.12      15.70
  Commodity Index - Winter                                             6.46                            15.64      16.24      16.86
  Transportation Index                                                129.9      158.3       3.00%     246.6      254.0      261.6
  Contract Discount                                                                                      100%       100%       100%
  Calculated FGMR - Summer                                            $2.29                            $4.49      $4.66      $4.82
  Calculated FGMR - Shoulder                                          $2.29                            $4.74      $4.91      $5.09
  Calculated FGMR - Winter                                            $2.29                            $5.04      $5.22      $5.40

IGR -
  Calculated FGMR - Summer                                            $2.29                            $4.40      $4.56      $4.72
  Calculated FGMR - Shoulder                                          $2.29                            $4.63      $4.79      $4.96
  Calculated FGMR - Winter                                            $2.29                            $5.20      $5.38      $5.58

OR -
  Oil Index                                                             151                              268        279        289
  Calculated OR                                                       $3.89                            $6.89      $7.16      $7.43


Fuel Costs:                                                                            Escalation
                                                                                       ----------
Firm Gas - Contract Price (Unit #1)                                                          4.00% $   4.35       $4.53      $4.71

Firm Gas - Market Price (Unit #1)                Index Cost Options                        Option
                                               ----------------------                      ------
  Spot Price - Summer                          1 - NGC - Columbia Gas                          7       $3.49      $3.63      $3.77
  Spot Price - Shoulder                        2 - NGC - Tenn Gas                              7       $3.75      $3.90      $4.05
  Spot Price - Winter                          3 - NGI - Columbia Gas                          7       $4.07      $4.22      $4.38
  FGMR Premium - Summer                        4 - NGW - Columbia Gas                              $    -     $    -     $    -
  FGMR Premium - Shoulder                      5 - Blended (Gulf & Appl)                           $    -     $    -     $    -
  FGMR Premium - Winter                        6 - Gulf Coast Avg                                  $   0.06   $   0.06   $   0.07
  Firm Gas Market Cost - Weighted Average      7 - Appalachian Avg                                     $3.76      $3.90      $4.05

Interruptible Gas (Unit #2)                                                                Option
                                                                                           ------
  Spot Price - Summer                                                                          7       $3.49      $3.63      $3.77
  Spot Price - Shoulder                                                                        7       $3.75      $3.90      $4.05
  Spot Price - Winter                                                                          7       $4.07      $4.22      $4.38
  IGR Premium - Summer                                                                             $   0.05   $   0.05   $   0.05
  IGR Premium - Shoulder                                                                           $   0.05   $   0.05   $   0.05
  IGR Premium - Winter                                                                             $   0.05   $   0.05   $   0.05
  Interruptible Gas Cost - Weighted Average                                                            $3.79      $3.94      $4.09

Delivered Fuel Oil (Unit #2)                                                                           $6.89      $7.16      $7.43


FIRM TRANSPORTATION:

ANR Tariff Rates                                                                       Escalation
                                                                                       ----------
  Demand                                                                                     0.00%     $0.00      $0.00      $0.00
  Commodity                                                                                  0.00%     $0.00      $0.00      $0.00
  Fuel %                                                                                                0.00%      0.00%      0.00%

Columbia Gas Tarriff Rates
  Demand                                                                                     1.50%     $0.34      $0.35      $0.35
  Commodity                                                                                  1.50%     $0.04      $0.04      $0.04
  Fuel %                                                                                                2.41%      2.41%      2.41%

CLNG & WGL Contract Rates
  Demand - CLNG Only                                                                         1.50%     $0.03      $0.03      $0.03
  Commodity - CLNG & WGL                                                                     0.25%     $0.06      $0.06      $0.06
  Fuel % - CLNG Only                                                                                    1.00%      1.00%      1.00%


Interruptible Transportation:

Columbia Gas Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.27      $0.27      $0.28
  Commodity - Shoulder                                                                       1.50%     $0.32      $0.33      $0.33
  Commodity - Winter                                                                         1.50%     $0.38      $0.39      $0.39
  Fuel %                                                                                                2.41%      2.41%      2.41%

Columbia (Cove Point) LNG Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.03      $0.03      $0.03
  Commodity - Shoulder                                                                       1.50%     $0.03      $0.03      $0.03
  Commodity - Winter                                                                         1.50%     $0.03      $0.03      $0.03
  Fuel %                                                                                                1.00%      1.00%      1.00%

Washington Gas Contract Rates
  Commodity - Summer                                                                         0.00%     $0.05      $0.05      $0.05
  Commodity - Shoulder                                                                       0.00%     $0.05      $0.05      $0.05
  Commodity - Winter                                                                         0.00%     $0.05      $0.05      $0.05
  Fuel %                                                                                                0.00%      0.00%      0.00%


Balancing Fee (SIT):

Annual Balance Volumes (DT's) (1/2 Unit #1)                                                        2,097,571  2,050,349  2,009,640
  Columbia Balancing Fee ($/DT)                                                              1.50%     $0.11      $0.11      $0.11


Capacity Release Revenue
  % of Columbia Gas Demand Charge                                                                         50%        50%        50%
  MCN Release Fee (% of total $)                                                                           5%         5%         5%
  Capacity Release Values (less MCN Fee)                                                               $0.16      $0.16      $0.17
  FT Release Volumes (DT's)                                                                        2,369,237  2,570,533  2,755,106
BASE CASE                                                                                                13         19         20
                                                                                                  Year Ended Year Ended Year Ended
                                                                                                    Dec-2008   Dec-2014   Dec-2015
                                                                                                  --------------------------------
DISPATCH HOURS: (AVAILABILITY ADJUSTED)

UNIT #1
  Summer Hours (Jun-Sept)                                                                              1,425      1,237      1,223
  Shoulder Hours (Mar-May & Oct-Nov)                                                                   1,838      1,688      1,670
  Winter Hours (Dec-Feb)                                                                               1,362      1,125      1,098
                                                                                                  --------------------------------
     Total Unit #1 Hours                                                                               4,626      4,050      3,992

UNIT #2
  Summer Hours (Jun-Sept)                                                                                950        757        737
  Shoulder Hours (Mar-May & Oct-Nov)                                                                     966        734        692
  Winter Hours (Dec-Feb)                                                                               1,021        756        705
                                                                                                  --------------------------------
     Total Unit #2 Hours                                                                               2,937      2,246      2,134


GAS & FUEL OIL VOLUMES (DT'S):

FIRM TRANSPORTATION                                                  Fuel %   Daily Yr 1
                                                                     ------   ----------
  Demand Volumes at Wellhead                                            -       24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through ANR                                           0.00%    24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through Columbia Gas                                  2.41%    24,240             8,847,600  8,847,600  8,847,600
  Demand Volumes through CLNG & WGL                                    1.00%    24,000             8,760,000  8,760,000  8,760,000

UNIT #1 - FGRR SUPPLY                                                                                     57%         0%         0%
  FGRR Volumes at Wellhead                                              -        7,064             2,601,043          0          0
  FGRR Volumes through ANR                                             0.00%     7,064             2,601,043          0          0
  FGRR Volumes through Columbia Gas                                    2.41%     6,898             2,539,833          0          0
  FGRR Volumes through CLNG & WGL                                      1.00%     6,829             2,514,686          0          0

UNIT #1 - FGMR SUPPLY                                                                                     43%       100%       100%
  FGMR Volumes at Wellhead                                              -        5,251             1,964,338  4,062,940  3,923,424
  FGMR Volumes through ANR                                             0.00%     5,251             1,964,338  4,062,940  3,923,424
  FGMR Volumes through Columbia Gas                                    2.41%     5,127             1,918,111  3,967,328  3,831,095
  FGMR Volumes through CLNG & WGL                                      1.00%     5,077             1,899,120  3,928,047  3,793,163

UNIT #2 - IGR SUPPLY                                                                                      90%        91%        91%
  IGR Volumes at Wellhead                                               -        7,223             2,577,454  2,029,104  1,917,034
  IGR Volumes through Columbia Gas                                     2.41%     7,053             2,516,799  1,981,354  1,871,921
  IGR Volumes through Columbia LNG                                     1.00%     6,983             2,491,880  1,961,736  1,853,387
  IGR Volumes through Washington Gas                                   0.00%     6,983             2,491,880  1,961,736  1,853,387

UNIT #2 - OR SUPPLY                                                                                       10%         9%         9%
  OR Volumes Delivered to Plant                                                                      268,808    204,430    188,479


FUEL COMPENSATION PRICE:

FGRR -                                                              PPI OIL AND GAS FIELD SERVICES
  Fixed Contract Price                                               Jun-94     Oct-96                 $3.68      $4.14      $4.22
                                                                    -------     ------
  Adjusted Contract Price (Contract Year)                            103.20     112.00     108.53%     $3.99      $4.49      $4.58

FGMR -                                                              Base Yr     Oct-96
                                                                    -------     ------
  Commodity Index - Summer                                             6.46                            11.92      15.32      15.92
  Commodity Index - Shoulder                                           6.46                            12.80      16.31      16.94
  Commodity Index - Winter                                             6.46                            13.80      17.50      18.17
  Transportation Index                                                129.9      158.3       3.00%     225.7      269.5      277.6
  Contract Discount                                                                                      100%       100%       100%
  Calculated FGMR - Summer                                            $2.29                            $3.98      $5.00      $5.18
  Calculated FGMR - Shoulder                                          $2.29                            $4.22      $5.27      $5.46
  Calculated FGMR - Winter                                            $2.29                            $4.49      $5.59      $5.79

IGR -
  Calculated FGMR - Summer                                            $2.29                            $3.91      $4.88      $5.06
  Calculated FGMR - Shoulder                                          $2.29                            $4.14      $5.13      $5.31
  Calculated FGMR - Winter                                            $2.29                            $4.62      $5.78      $5.99

OR -
  Oil Index                                                             151                              240        300        312
  Calculated OR                                                       $3.89                            $6.16      $7.72      $8.02


Fuel Costs:                                                                            Escalation
                                                                                       ----------
Firm Gas - Contract Price (Unit #1)                                                          4.00% $   3.87       $4.89      $5.09

Firm Gas - Market Price (Unit #1)                Index Cost Options                        Option
                                               ----------------------                      ------
  Spot Price - Summer                          1 - NGC - Columbia Gas                          7       $3.05      $3.92      $4.07
  Spot Price - Shoulder                        2 - NGC - Tenn Gas                              7       $3.31      $4.21      $4.37
  Spot Price - Winter                          3 - NGI - Columbia Gas                          7       $3.59      $4.55      $4.72
  FGMR Premium - Summer                        4 - NGW - Columbia Gas                              $    -     $    -     $    -
  FGMR Premium - Shoulder                      5 - Blended (Gulf & Appl)                           $    -     $    -     $    -
  FGMR Premium - Winter                        6 - Gulf Coast Avg                                  $   0.04   $   0.07   $   0.08
  Firm Gas Market Cost - Weighted Average      7 - Appalachian Avg                                     $3.30      $4.21      $4.37

Interruptible Gas (Unit #2)                                                                Option
                                                                                           ------
  Spot Price - Summer                                                                          7       $3.05      $3.92      $4.07
  Spot Price - Shoulder                                                                        7       $3.31      $4.21      $4.37
  Spot Price - Winter                                                                          7       $3.59      $4.55      $4.72
  IGR Premium - Summer                                                                             $   0.05   $   0.05   $   0.05
  IGR Premium - Shoulder                                                                           $   0.05   $   0.05   $   0.05
  IGR Premium - Winter                                                                             $   0.05   $   0.05   $   0.05
  Interruptible Gas Cost - Weighted Average                                                            $3.34      $4.24      $4.40

Delivered Fuel Oil (Unit #2)                                                                           $6.16      $7.72      $8.02


FIRM TRANSPORTATION:

ANR Tariff Rates                                                                       Escalation
                                                                                       ----------
  Demand                                                                                     0.00%     $0.00      $0.00      $0.00
  Commodity                                                                                  0.00%     $0.00      $0.00      $0.00
  Fuel %                                                                                                0.00%      0.00%      0.00%

Columbia Gas Tarriff Rates
  Demand                                                                                     1.50%     $0.33      $0.36      $0.36
  Commodity                                                                                  1.50%     $0.03      $0.04      $0.04
  Fuel %                                                                                                2.41%      2.41%      2.41%

CLNG & WGL Contract Rates
  Demand - CLNG Only                                                                         1.50%     $0.03      $0.03      $0.03
  Commodity - CLNG & WGL                                                                     0.25%     $0.06      $0.06      $0.06
  Fuel % - CLNG Only                                                                                    1.00%      1.00%      1.00%


Interruptible Transportation:

Columbia Gas Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.26      $0.28      $0.29
  Commodity - Shoulder                                                                       1.50%     $0.31      $0.34      $0.34
  Commodity - Winter                                                                         1.50%     $0.36      $0.40      $0.40
  Fuel %                                                                                                2.41%      2.41%      2.41%

Columbia (Cove Point) LNG Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.03      $0.03      $0.03
  Commodity - Shoulder                                                                       1.50%     $0.03      $0.03      $0.03
  Commodity - Winter                                                                         1.50%     $0.03      $0.03      $0.03
  Fuel %                                                                                                1.00%      1.00%      1.00%

Washington Gas Contract Rates
  Commodity - Summer                                                                         0.00%     $0.05      $0.05      $0.05
  Commodity - Shoulder                                                                       0.00%     $0.05      $0.05      $0.05
  Commodity - Winter                                                                         0.00%     $0.05      $0.05      $0.05
  Fuel %                                                                                                0.00%      0.00%      0.00%


Balancing Fee (SIT):

Annual Balance Volumes (DT's) (1/2 Unit #1)                                                        2,228,972  1,983,664  1,915,548
  Columbia Balancing Fee ($/DT)                                                              1.50%     $0.11      $0.12      $0.12


Capacity Release Revenue
  % of Columbia Gas Demand Charge                                                                         50%        50%        50%
  MCN Release Fee (% of total $)                                                                           5%         5%         5%
  Capacity Release Values (less MCN Fee)                                                               $0.15      $0.17      $0.17
  FT Release Volumes (DT's)                                                                        1,854,314  2,870,217  3,113,450
BASE CASE                                                                                                21         22         23
                                                                                                  Year Ended Year Ended Year Ended
                                                                                                    Dec-2016   Dec-2017   Dec-2018
                                                                                                  --------------------------------
DISPATCH HOURS: (AVAILABILITY ADJUSTED)

UNIT #1
  Summer Hours (Jun-Sept)                                                                              1,232      1,242      1,254
  Shoulder Hours (Mar-May & Oct-Nov)                                                                   1,636      1,602      1,569
  Winter Hours (Dec-Feb)                                                                               1,094      1,090      1,086
                                                                                                  --------------------------------
     Total Unit #1 Hours                                                                               3,961      3,935      3,909

UNIT #2
  Summer Hours (Jun-Sept)                                                                                767        798        831
  Shoulder Hours (Mar-May & Oct-Nov)                                                                     723        755        790
  Winter Hours (Dec-Feb)                                                                                 700        696        693
                                                                                                  --------------------------------
     Total Unit #2 Hours                                                                               2,190      2,250      2,314


GAS & FUEL OIL VOLUMES (DT'S):

FIRM TRANSPORTATION                                                  Fuel %   Daily Yr 1
                                                                     ------   ----------
  Demand Volumes at Wellhead                                            -       24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through ANR                                           0.00%    24,824             9,060,827  9,060,827  9,060,827
  Demand Volumes through Columbia Gas                                  2.41%    24,240             8,847,600  8,847,600  8,847,600
  Demand Volumes through CLNG & WGL                                    1.00%    24,000             8,760,000  8,760,000  8,760,000

UNIT #1 - FGRR SUPPLY                                                                                      0%         0%         0%
  FGRR Volumes at Wellhead                                              -        7,064                     0          0          0
  FGRR Volumes through ANR                                             0.00%     7,064                     0          0          0
  FGRR Volumes through Columbia Gas                                    2.41%     6,898                     0          0          0
  FGRR Volumes through CLNG & WGL                                      1.00%     6,829                     0          0          0

UNIT #1 - FGMR SUPPLY                                                                                    100%       100%       100%
  FGMR Volumes at Wellhead                                              -        5,251             3,900,891  3,883,255  3,863,996
  FGMR Volumes through ANR                                             0.00%     5,251             3,900,891  3,883,255  3,863,996
  FGMR Volumes through Columbia Gas                                    2.41%     5,127             3,809,092  3,791,871  3,773,065
  FGMR Volumes through CLNG & WGL                                      1.00%     5,077             3,771,378  3,754,328  3,735,708

UNIT #2 - IGR SUPPLY                                                                                      91%        91%        92%
  IGR Volumes at Wellhead                                               -        7,223             1,945,073  1,990,812  2,053,744
  IGR Volumes through Columbia Gas                                     2.41%     7,053             1,899,300  1,943,963  2,005,413
  IGR Volumes through Columbia LNG                                     1.00%     6,983             1,880,495  1,924,716  1,985,558
  IGR Volumes through Washington Gas                                   0.00%     6,983             1,880,495  1,924,716  1,985,558

UNIT #2 - OR SUPPLY                                                                                        9%         9%         8%
  OR Volumes Delivered to Plant                                                                      184,817    182,629    181,731


FUEL COMPENSATION PRICE:

FGRR -                                                              PPI OIL AND GAS FIELD SERVICES
  Fixed Contract Price                                               Jun-94     Oct-96                 $4.30      $4.38      $4.46
                                                                    -------     ------
  Adjusted Contract Price (Contract Year)                            103.20     112.00     108.53%     $4.67      $4.75      $4.84

FGMR -                                                              Base Yr     Oct-96
                                                                    -------     ------
  Commodity Index - Summer                                             6.46                            16.55      17.19      17.87
  Commodity Index - Shoulder                                           6.46                            17.59      18.27      18.98
  Commodity Index - Winter                                             6.46                            18.86      19.57      20.32
  Transportation Index                                                129.9      158.3       3.00%     285.9      294.5      303.3
  Contract Discount                                                                                      100%       100%       100%
  Calculated FGMR - Summer                                            $2.29                            $5.37      $5.56      $5.76
  Calculated FGMR - Shoulder                                          $2.29                            $5.65      $5.86      $6.07
  Calculated FGMR - Winter                                            $2.29                            $6.00      $6.21      $6.43

IGR -
  Calculated FGMR - Summer                                            $2.29                            $5.23      $5.42      $5.61
  Calculated FGMR - Shoulder                                          $2.29                            $5.50      $5.69      $5.89
  Calculated FGMR - Winter                                            $2.29                            $6.21      $6.44      $6.67

OR -
  Oil Index                                                             151                              324        336        349
  Calculated OR                                                       $3.89                            $8.32      $8.64      $8.98


Fuel Costs:                                                                            Escalation
                                                                                       ----------
Firm Gas - Contract Price (Unit #1)                                                          4.00%     $5.29      $5.51      $5.73

Firm Gas - Market Price (Unit #1)                Index Cost Options                        Option
                                               ----------------------                      ------
  Spot Price - Summer                          1 - NGC - Columbia Gas                          7       $4.23      $4.39      $4.56
  Spot Price - Shoulder                        2 - NGC - Tenn Gas                              7       $4.53      $4.71      $4.89
  Spot Price - Winter                          3 - NGI - Columbia Gas                          7       $4.89      $5.08      $5.27
  FGMR Premium - Summer                        4 - NGW - Columbia Gas                              $    -     $    -     $    -
  FGMR Premium - Shoulder                      5 - Blended (Gulf & Appl)                           $    -     $    -     $    -
  FGMR Premium - Winter                        6 - Gulf Coast Avg                                  $   0.08   $   0.09   $   0.09
  Firm Gas Market Cost - Weighted Average      7 - Appalachian Avg                                     $4.54      $4.72      $4.90

Interruptible Gas (Unit #2)                                                                Option
                                                                                           ------
  Spot Price - Summer                                                                          7       $4.23      $4.39      $4.56
  Spot Price - Shoulder                                                                        7       $4.53      $4.71      $4.89
  Spot Price - Winter                                                                          7       $4.89      $5.08      $5.27
  IGR Premium - Summer                                                                             $   0.05   $   0.05   $   0.05
  IGR Premium - Shoulder                                                                           $   0.05   $   0.05   $   0.05
  IGR Premium - Winter                                                                             $   0.05   $   0.05   $   0.05
  Interruptible Gas Cost - Weighted Average                                                            $4.57      $4.75      $4.93

Delivered Fuel Oil (Unit #2)                                                                           $8.32      $8.64      $8.98


FIRM TRANSPORTATION:

ANR Tariff Rates                                                                       Escalation
                                                                                       ----------
  Demand                                                                                     0.00%     $0.00      $0.00      $0.00
  Commodity                                                                                  0.00%     $0.00      $0.00      $0.00
  Fuel %                                                                                                0.00%      0.00%      0.00%

Columbia Gas Tarriff Rates
  Demand                                                                                     1.50%     $0.37      $0.37      $0.38
  Commodity                                                                                  1.50%     $0.04      $0.04      $0.04
  Fuel %                                                                                                2.41%      2.41%      2.41%

CLNG & WGL Contract Rates
  Demand - CLNG Only                                                                         1.50%     $0.03      $0.03      $0.03
  Commodity - CLNG & WGL                                                                     0.25%     $0.06      $0.06      $0.06
  Fuel % - CLNG Only                                                                                    1.00%      1.00%      1.00%


Interruptible Transportation:

Columbia Gas Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.29      $0.30      $0.30
  Commodity - Shoulder                                                                       1.50%     $0.35      $0.36      $0.36
  Commodity - Winter                                                                         1.50%     $0.41      $0.42      $0.42
  Fuel %                                                                                                2.41%      2.41%      2.41%

Columbia (Cove Point) LNG Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.03      $0.03      $0.03
  Commodity - Shoulder                                                                       1.50%     $0.03      $0.03      $0.03
  Commodity - Winter                                                                         1.50%     $0.03      $0.03      $0.03
  Fuel %                                                                                                1.00%      1.00%      1.00%

Washington Gas Contract Rates
  Commodity - Summer                                                                         0.00%     $0.05      $0.05      $0.05
  Commodity - Shoulder                                                                       0.00%     $0.05      $0.05      $0.05
  Commodity - Winter                                                                         0.00%     $0.05      $0.05      $0.05
  Fuel %                                                                                                0.00%      0.00%      0.00%


Balancing Fee (SIT):

Annual Balance Volumes (DT's) (1/2 Unit #1)                                                        1,904,546  1,904,546  1,904,546
  Columbia Balancing Fee ($/DT)                                                              1.50%     $0.12      $0.12      $0.12


Capacity Release Revenue
  % of Columbia Gas Demand Charge                                                                         50%        50%        50%
  MCN Release Fee (% of total $)                                                                           5%         5%         5%
  Capacity Release Values (less MCN Fee)                                                               $0.17      $0.18      $0.18
  FT Release Volumes (DT's)                                                                        3,108,127  3,080,957  3,038,734
BASE CASE                                                                                                24         25         26
                                                                                                  Year Ended Year Ended Year Ended
                                                                                                    Dec-2019   Dec-2020   Dec-2021
                                                                                                  --------------------------------
DISPATCH HOURS: (AVAILABILITY ADJUSTED)

UNIT #1
  Summer Hours (Jun-Sept)                                                                              1,267      1,283      1,283
  Shoulder Hours (Mar-May & Oct-Nov)                                                                   1,536      1,505      1,204
  Winter Hours (Dec-Feb)                                                                               1,082      1,077        718
                                                                                                  --------------------------------
     Total Unit #1 Hours                                                                               3,886      3,866      3,206

UNIT #2
  Summer Hours (Jun-Sept)                                                                                865        900        900
  Shoulder Hours (Mar-May & Oct-Nov)                                                                     826        863        690
  Winter Hours (Dec-Feb)                                                                                 688        684        456
                                                                                                  --------------------------------
     Total Unit #2 Hours                                                                               2,379      2,447      2,046


GAS & FUEL OIL VOLUMES (DT'S):

FIRM TRANSPORTATION                                                  Fuel %    Daily Yr 1
                                                                     ------    ----------
  Demand Volumes at Wellhead                                            -       24,824             9,060,827  9,060,827  7,550,689
  Demand Volumes through ANR                                           0.00%    24,824             9,060,827  9,060,827  7,550,689
  Demand Volumes through Columbia Gas                                  2.41%    24,240             8,847,600  8,847,600  7,373,000
  Demand Volumes through CLNG & WGL                                    1.00%    24,000             8,760,000  8,760,000  7,300,000

UNIT #1 - FGRR SUPPLY                                                                                      0%         0%         0%
  FGRR Volumes at Wellhead                                              -        7,064                     0          0          0
  FGRR Volumes through ANR                                             0.00%     7,064                     0          0          0
  FGRR Volumes through Columbia Gas                                    2.41%     6,898                     0          0          0
  FGRR Volumes through CLNG & WGL                                      1.00%     6,829                     0          0          0

UNIT #1 - FGMR SUPPLY                                                                                    100%       100%       100%
  FGMR Volumes at Wellhead                                              -        5,251             3,859,414  3,838,670  3,188,384
  FGMR Volumes through ANR                                             0.00%     5,251             3,859,414  3,838,670  3,188,384
  FGMR Volumes through Columbia Gas                                    2.41%     5,127             3,768,591  3,748,335  3,113,352
  FGMR Volumes through CLNG & WGL                                      1.00%     5,077             3,731,278  3,711,223  3,082,527

UNIT #2 - IGR SUPPLY                                                                                      92%        92%        94%
  IGR Volumes at Wellhead                                               -        7,223             2,148,246  2,209,006  1,869,539
  IGR Volumes through Columbia Gas                                     2.41%     7,053             2,097,692  2,157,022  1,825,543
  IGR Volumes through Columbia LNG                                     1.00%     6,983             2,076,923  2,135,665  1,807,468
  IGR Volumes through Washington Gas                                   0.00%     6,983             2,076,923  2,135,665  1,807,468

UNIT #2 - OR SUPPLY                                                                                        8%         8%         6%
  OR Volumes Delivered to Plant                                                                      183,379    180,813    120,596


FUEL COMPENSATION PRICE:

FGRR -                                                             PPI OIL AND GAS FIELD SERVICES
  Fixed Contract Price                                               Jun-94     Oct-96                 $4.54      $4.62      $4.70
                                                                     ------     ------
  Adjusted Contract Price (Contract Year)                            103.20     112.00     108.53%     $4.93      $5.01      $5.10

FGMR -                                                              Base Yr     Oct-96
  Commodity Index - Summer                                             6.46                            18.57      19.29      20.05
  Commodity Index - Shoulder                                           6.46                            19.71      20.47      21.26
  Commodity Index - Winter                                             6.46                            21.09      21.89      22.73
  Transportation Index                                                129.9      158.3       3.00%     312.4      321.8      331.4
  Contract Discount                                                                                      100%       100%       100%
  Calculated FGMR - Summer                                            $2.29                            $5.97      $6.19      $6.42
  Calculated FGMR - Shoulder                                          $2.29                            $6.29      $6.51      $6.75
  Calculated FGMR - Winter                                            $2.29                            $6.66      $6.90      $7.15

IGR -
  Calculated FGMR - Summer                                            $2.29                            $5.81      $6.02      $6.23
  Calculated FGMR - Shoulder                                          $2.29                            $6.10      $6.32      $6.54
  Calculated FGMR - Winter                                            $2.29                            $6.91      $7.17      $7.43

OR -
  Oil Index                                                             151                              363        377        391
  Calculated OR                                                       $3.89                            $9.32      $9.68     $10.05


Fuel Costs:                                                                            Escalation
                                                                                       ----------
Firm Gas - Contract Price (Unit #1)                                                          4.00%     $5.95      $6.19      $6.44

Firm Gas - Market Price (Unit #1)                Index Cost Options                        Option
                                               ----------------------                      ------
  Spot Price - Summer                          1 - NGC - Columbia Gas                          7       $4.74      $4.92      $5.12
  Spot Price - Shoulder                        2 - NGC - Tenn Gas                              7       $5.08      $5.27      $5.47
  Spot Price - Winter                          3 - NGI - Columbia Gas                          7       $5.47      $5.68      $5.89
  FGMR Premium - Summer                        4 - NGW - Columbia Gas                              $    -     $    -     $    -
  FGMR Premium - Shoulder                      5 - Blended (Gulf & Appl)                           $    -     $    -     $    -
  FGMR Premium - Winter                        6 - Gulf Coast Avg                                  $   0.10   $   0.10   $   0.11
  Firm Gas Market Cost - Weighted Average      7 - Appalachian Avg                                     $5.09      $5.28      $5.48

Interruptible Gas (Unit #2)                                                                Option
                                                                                           ------
  Spot Price - Summer                                                                          7       $4.74      $4.92      $5.12
  Spot Price - Shoulder                                                                        7       $5.08      $5.27      $5.47
  Spot Price - Winter                                                                          7       $5.47      $5.68      $5.89
  IGR Premium - Summer                                                                             $   0.05   $   0.05   $   0.05
  IGR Premium - Shoulder                                                                           $   0.05   $   0.05   $   0.05
  IGR Premium - Winter                                                                             $   0.05   $   0.05   $   0.05
  Interruptible Gas Cost - Weighted Average                                                            $5.11      $5.31      $5.51

Delivered Fuel Oil (Unit #2)                                                                           $9.32      $9.68     $10.05


FIRM TRANSPORTATION:

ANR Tariff Rates                                                                       Escalation
                                                                                       ----------
  Demand                                                                                     0.00%     $0.00      $0.00      $0.00
  Commodity                                                                                  0.00%     $0.00      $0.00      $0.00
  Fuel %                                                                                                0.00%      0.00%      0.00%

Columbia Gas Tarriff Rates
  Demand                                                                                     1.50%     $0.38      $0.39      $0.40
  Commodity                                                                                  1.50%     $0.04      $0.04      $0.04
  Fuel %                                                                                                2.41%      2.41%      2.41%

CLNG & WGL Contract Rates
  Demand - CLNG Only                                                                         1.50%     $0.03      $0.03      $0.03
  Commodity - CLNG & WGL                                                                     0.25%     $0.06      $0.06      $0.06
  Fuel % - CLNG Only                                                                                    1.00%      1.00%      1.00%


Interruptible Transportation:

Columbia Gas Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.30      $0.31      $0.31
  Commodity - Shoulder                                                                       1.50%     $0.37      $0.37      $0.38
  Commodity - Winter                                                                         1.50%     $0.43      $0.43      $0.44
  Fuel %                                                                                                2.41%      2.41%      2.41%

Columbia (Cove Point) LNG Tarriff Rates
  Commodity - Summer                                                                         1.50%     $0.03      $0.03      $0.03
  Commodity - Shoulder                                                                       1.50%     $0.03      $0.03      $0.03
  Commodity - Winter                                                                         1.50%     $0.03      $0.03      $0.03
  Fuel %                                                                                                1.00%      1.00%      1.00%

Washington Gas Contract Rates
  Commodity - Summer                                                                         0.00%     $0.05      $0.05      $0.05
  Commodity - Shoulder                                                                       0.00%     $0.05      $0.05      $0.05
  Commodity - Winter                                                                         0.00%     $0.05      $0.05      $0.05
  Fuel %                                                                                                0.00%      0.00%      0.00%


Balancing Fee (SIT):

Annual Balance Volumes (DT's) (1/2 Unit #1)                                                        1,904,546  1,904,546  1,904,546
  Columbia Balancing Fee ($/DT)                                                              1.50%     $0.12      $0.13      $0.13


Capacity Release Revenue
  % of Columbia Gas Demand Charge                                                                         50%        50%        50%
  MCN Release Fee (% of total $)                                                                           5%         5%         5%
  Capacity Release Values (less MCN Fee)                                                               $0.18      $0.19      $0.19
  FT Release Volumes (DT's)                                                                        2,951,799  2,913,112  2,410,004





                     [ICF Kaiser Letterhead]






                      Officer's Certificate


      I, Theodore Breton,  of  ICF Resources Incorporated,  DO
HEREBY CERTIFY that:

      Since April 11, 1997, to our knowledge, no event affecting our reports entitled "Independent Panda-Brandywine Pro Forma Projections," dated April 11, 1997 and "Summary of the Consolidated Pro Forma of Panda Global Holdings, Inc." dated April 11, 1997 (the "Pro Forma Reports") or the matters referred to therein has occurred which makes untrue or incorrect in any material respect, as the date hereof, any information or statement contained in the Pro Forma Reports or in the Prospectus relating to the offering of 12-1/2% Registered Senior Secured Notes due 2004 by Panda Global Energy Company (the "Prospectus") under the captions "Summary - Independent Engineers' and
Consultants' Reports - Consolidating Financial Analyst's Pro Forma Report," "Description of the Projects - The Rosemary Facility - Independent Engineers' and Consultants' Reports - Rosemary Engineering Report," "Description of the Projects - The Brandywine Facility - Disagreement with PEPCO Over Calculation of Capacity Payment," "Description of the Projects - The Brandywine Facility - Independent Engineers' and Consultants' Reports - Brandywine Pro Forma Report," "Description of the Projects - The Brandywine Facility - Independent Engineers' and Consultants'
Reports  -  Brandywine  Fuel Consultants'  Report,"  "Independent
Engineers and Consultants - Consolidated Pro Forma" and "Independent Engineers and Consultants - Brandywine Facility" in the Prospectus.

          WITNESS my hand this 6th day of June 1997.



                              By:     /s/ Theodore R. Breton
                              Name:   Theodore R. Breton
                              Title:  Vice President